SECURITIES AND EXCHANGE COMMISSION
         WASHINGTON, D.C. 20549

                FORM 8-K

            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934


    Date of Report: August 24, 2001




      ALPHA HOSPITALITY CORPORATION

 (Exact Name of Registrant as Specified in Charter)





         Delaware                     1-12522                13-3714474

(State or other jurisdiction     (Commission File No.)       (IRS
     of incorporation)                                       Employer
                                                             Identification No.)








12 East 49th Street, 24th Floor, New York, New York           10017

(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code: (212) 750-3500




Item 5.     Other Events

            On August 10, 2001, the Company entered into an agreement with Watertone Holdings, LP ("Watertone") providing for the acquisition of Watertone's economic interests in the casino and racetrack business components of the business of Catskill
Development, L.L.C. ("Catskill"). Consummation of the transactions contemplated by that agreement is subject to various conditions, including (a) conversion of all shares of the Company's outstanding Series B and C Preferred Stock into shares of common stock, (b) the payment of accrued but unpaid dividends on such Preferred Stock in shares of common stock and (c) obtaining shareholder and, if necessary, governmental approval. If those transactions are completed, the Company's interest in any net revenues derived from Catskill's business component related to the casino and wagering operations on the trust lands that may be developed at the Monticello Raceway will effectively increase from 40% to approximately 57% and its interest in net revenues derived from Monticello Raceway's pari-mutuel
operations will effectively increase from 25% to 50%.   In
consideration for such economic interests, the Company has agreed to issue approximately 940,000 shares of its common stock, which would be equal to approximately 23.2% of its outstanding shares of common stock (as determined prior to the issuance of such shares for Watertone's account) on an as-diluted basis (inclusive of approximately 235,000 shares committed to be issued by the Company with respect to the June 13, 2001 conversion of $1.9 million of outstanding indebtedness owed by the Company to Bryanston Group, Inc. into shares of common stock, approximately 982,000 shares contemplated to be issued upon conversion of shares of the Company's outstanding Series B and C Convertible Preferred Stock and such additional shares (currently estimated at approximately 385,000 shares based upon an assumed market price of $9.00 per share) as are contemplated to be issued upon payment of accrued but unpaid dividends of such Preferred Stock in shares of common stock). Additionally, as part of the proposed transaction, the Company would enter into employment agreements with two principals of Watertone providing for annual aggregate compensation of $500,000 (which is subject to deferral under certain circumstances) and options to purchase, at an exercise price of approximately $22.50 per share, up to a number of shares of common stock equal to approximately 14% of the Company's outstanding shares of common stock on an as-diluted basis (as determined above), which number is currently estimated to be approximately 556,000 shares.



Item 7.       Financial Statements, Pro Forma Financial Information and
Exhibits

              (C) Exhibits

              10(a) Form of Contribution Agreement (with exhibits) 10(b) Form of Amendment and Supplement to Contribution
Agreement



              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 24, 2001                         ALPHA HOSPITALITY CORPORATION
                                                 (Registrant)


                                          By: /s/Robert Steenhuisen
                                                 Robert Steenhuisen
                                                 Chief Accouting Officer

                                                   Exhibit 10(a)








        CONTRIBUTION AGREEMENT


                between


     ALPHA HOSPITALITY CORPORATION


                  and


        WATERTONE HOLDINGS, LP

              dated as of


            August 10, 2001

        CONTRIBUTION AGREEMENT

               CONTRIBUTION AGREEMENT (this
"Agreement"), dated as of August 10, 2001, by and between ALPHA HOSPITALITY CORPORATION
("Alpha"), a Delaware corporation, and Watertone
Holdings, LP ("Watertone," and collectively with Alpha, the "Parties" and each a "Party"), a Delaware limited partnership.

         W I T N E S S E T H:

               WHEREAS, Catskill Development, L.L.C.
("Catskill") was formed in 1995 as a New York limited liability company to develop real property for three business components (the "Business Components"), which are: (1) casino and wagering operations on trust land
(the "Casino Component"); (2) harness, horse racing and other pari-mutuel and gaming operations (the "Horse
Racing Component"); and (3) real estate ownership, development and operations, inclusive of amusement, entertainment, retail, hotel, office and residential structures
(the "Real Estate Component");

               WHEREAS, that certain First Amended &
Restated Operating Agreement of Catskill Development,
L.L.C. (as the same may hereafter be amended, supplemented or otherwise changed, the "Catskill
Operating Agreement"), dated as of January 1, 1999, provides, inter alia, for distributions and allocations to members based on their respective percentage interests in each separate Business Component;

          WHEREAS, under the Catskill Operating
Agreement, Watertone holds a 29.167% economic interest in the Casino Component (the "Watertone Casino
Interest") and a 25% economic interest in the Horse
Racing Component (the "Watertone Horse Racing
Interest," and collectively with the Watertone Casino
Interest, the "Transferred Interests," which, for the purposes of this Agreement, shall not be deemed to include any right or interest of Watertone under the Catskill
Operating Agreement with regard to Watertone's entitlement to receive repayment of any loans made by it to Catskill, or payment of any Preferred Capital Contributions or Priority Returns (as those terms are defined in the Catskill Operating Agreement)) and is a Voting Member
(as such term is defined in the Catskill Operating
Agreement);

          WHEREAS, Alpha Monticello, Inc. ("AMI"), an
Affiliate of Alpha, is a Non-Voting Member of Catskill (as such term is defined in the Catskill Operating Agreement), with no economic interest in the Casino Component, a 25% economic interest in the Horse Racing Component and a 5% economic interest in the Real Estate Component;

          WHEREAS, Catskill is currently a plaintiff with Mohawk Management in litigation brought against Park
Place Entertainment Corporation, which litigation could yield considerable cash flow in the form of an award of damages or settlement payments to Catskill;

WHEREAS, Catskill may also engage in gaming or similar activities with one or more Native American
Tribes, other than the Mohawk Tribe, as contemplated by the Catskill Operating Agreement, which, if successful, could result in considerable cash flow attributable to the Transferred Interests;

WHEREAS, Alpha currently has outstanding
2,457,190 shares of its common stock (exclusive of shares of common stock committed to be issued in consideration for the cancellation of indebtedness owed to Bryanston (as defined below));

WHEREAS, Watertone desires to obtain the benefits of an investment in Alpha and Alpha desires to obtain the economic and related benefits attributable to the Transferred Interests; and

          WHEREAS, in order to fulfill those respective desires, Watertone and Alpha have, as set forth more fully below, have agreed (subject to the terms and conditions set forth herein) to cause a limited liability company to be formed under the laws of the State of Georgia (the "LLC"), with Watertone to transfer and contribute to the LLC the Transferred Interests and Alpha or its designee (Alpha or such designee being hereinafter referred to as the "Alpha
Designee") to transfer and contribute to the LLC 850,943 shares of the common stock of Alpha (the "Transfer
Shares"), par value $.01 per share.

               NOW THEREFORE, in consideration of
the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

               ARTICLE I

              DEFINITIONS

SECTION 1.01.                Certain Definitions.  For
purposes of this Agreement, the following terms shall have the following respective meanings:

          "Affiliate" of a Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first-mentioned Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Assignment Agreement" has the meaning set forth in Section 2.01.

          "Business Day" means any day other than a Saturday, Sunday or other day on which banks are authorized or required to be closed in the State of New
York.

          "Closing" has the meaning set forth in Section 2.02.

          "Employment Agreements" has the meaning set forth in Section 2.02(B).

          "Exchange Act" means the Securities Exchange
Act of 1934, as amended.

          "Gaming Authority" means any Governmental
Authority that is involved in the regulation of, or has authority to regulate (including, without limitation, the right or authority to determine whether any director, officer, employee or other agent of any Person engaged in gaming or gambling activities or any beneficial owner of any prescribed percentage of capital stock or other equity interest in any such Person is suitable or appropriate and the right to assess or collect taxes, fees or other assessments), gaming or gambling activities in any jurisdiction in which Alpha, directly or through any subsidiary, conducts any gaming or gambling activities.

          "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any regulatory agency or other entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Materially Adverse Effect" has the meaning set forth in Section 3.01.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever, including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation or any financing lease having substantially the same economic effect as any of the foregoing and any contractual or other restriction on sale or other disposition.

          "LLC Operating Agreement" means the
Operating Agreement for the LLC in the form attached hereto as Exhibit A, as the same may after the Closing, in accordance with its terms, be amended, supplemented or otherwise changed.

          "Person" means an individual or a corporation, partnership (limited or general), trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

          "PPE Litigation" means that certain litigation commenced in the United States District Court, Southern
District of New York, entitled Catskill Development, L.L.C.
et al v. Park Place Entertainment Corporation (Index
Number 00 CIV 08660) and any successor or other litigation involving the same or similar claims.

              "SEC" means the Securities and Exchange
Commission.

          "SEC Reports" means, collectively, Alpha's
Annual Report on Form 10-K for the year ended December
31, 2000 and all other reports filed by Alpha with the SEC on or after January 1, 2001.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Tag-Along Agreement" has the meaning set forth in Section 2.02(C)(iv).

"Transaction Documents" means, collectively, this Agreement, the Assignment Agreement, the LLC
Operating Agreement and the Employment Agreements.

              ARTICLE II

               EXCHANGE

SECTION 2.01.                Agreement to Form the
LLC and Make Contributions Thereto. On the terms and subject to the conditions set forth in this Agreement, at the Closing, (a) Alpha shall execute and deliver (or shall cause the Alpha Designee to execute and deliver), and Watertone shall execute and deliver, the LLC Operating Agreement in the form attached hereto as Exhibit A, with such changes thereto as may be mutually agreed to by the Parties, (b) Alpha shall contribute or cause the Alpha Designee to contribute the Transfer Shares, free and clear of all Liens (exclusive of any restrictions imposed or referred to herein or in the LLC Operating Agreement or imposed by applicable federal or state securities laws), to the LLC by issuing or delivering to the LLC a certificate representing the Transfer Shares, and (c) Watertone shall contribute the Transferred Interests, free and clear of all Liens, to the LLC by executing and delivering to the LLC an assignment agreement (the "Assignment Agreement"), in the form attached hereto as Exhibit B. In addition, at the Closing each of the Parties hereto shall execute, file and/or deliver such other and further certificates, agreements, documents and instruments as the other Party may reasonably request to effectuate and evidence the consummation of the transactions contemplated hereby to be consummated at the Closing (provided that, in lieu of executing, filing and/or delivering any such other or further certificate, agreement, document or instrument, Alpha may cause the Alpha Designee to do so).

SECTION 2.02.                Closing and Conditions of
Closing.

          (A) The closing of the transactions contemplated by Section 2.01 (the "Closing") shall take place at the offices of Parker, Duryee, Rosoff & Haft at 529 Fifth
Avenue, 8th floor, New York New York at 10:00 A.M. on the fifth (5th) Business Day after the satisfaction or waiver of the conditions to Closing set forth in clause (ix), (x) and
(xi) of subsection (B) below or at such other place, at such other time and/or on such other date as may be mutually agreed upon by the Parties. If any of the conditions set forth in subsection (B) or (C) below has not been met, satisfied or waived prior to the forty-fifth (45th) day (or such later date as may be agreed to in writing by the Parties) following the execution and delivery of this Agreement, then this Agreement shall terminate and be null and void in all respects and neither Party shall have any further obligation to the other hereunder or with respect hereto.

          (B) Alpha's obligation to close the transactions contemplated hereby, including the issuance of the Transfer
Shares and the contribution of same to the LLC, shall be conditioned upon each of the following conditions having been met, except to the extent that the same have been waived in writing by Alpha:

          (i)       Each of Robert Berman and Scott
Kaniewski (collectively, the "Employees") shall have executed and delivered to Alpha an employment agreement in the form attached hereto as Exhibit C-1 and C-2, respectively (such employment agreements, collectively, the
"Employment Agreements");
     (ii) Each of the representations and warranties made by Watertone in Article IV shall be true and correct on the date of the Closing as if made again on and as of the date of the Closing;
     (iii) The Transferred Interests shall be free and clear of any and all Liens;
     (iv)Watertone shall have delivered to Alpha (and, if different, the Alpha Designee) (a) a certificate, executed by the General Partner of Watertone, signing in such capacity, dated the date of the Closing, (i) certifying that attached thereto is a true and complete copy of the partnership agreement of Watertone (including all amendments, supplements and modifications thereof or thereto) as then in effect, (ii) certifying that (A) the consents of all such partners of Watertone as are necessary or appropriate in order properly to authorize the execution and delivery by Watertone of this Agreement and each of the other Transaction
Documents contemplated hereunder to be executed by Watertone prior to or at the Closing and for the consummation by Watertone of the transactions contemplated thereby and thereby to be performed by Watertone (including, without limitation, the execution and delivery of the Assignment
Agreement and the LLC Operating Agreement and the transfer and contribution of the Transferred
Interests to the LLC), have been obtained, have not been revoked, rescinded or amended and are in full force and effect and (B) attached thereto are true and complete copies of all such consents, and (iii) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed or will execute any Transaction Document for or on behalf of Watertone, which certificate shall be in form and substance reasonably acceptable to Alpha and its counsel and (b) a certificate, executed by the Managing Member of the general partner in Watertone (the "Watertone General Partner"), signing in such capacity, dated the date of the Closing, (i) certifying that attached thereto is a true and complete copy of the articles of formation (or similar document) and operating agreement of the General Partner (including all amendments, supplements and modifications thereof or thereto) as then in effect, (ii) certifying that (A) the consents of all such members of the Watertone General
Partner as are necessary or appropriate in order properly to authorize the execution and delivery by the Watertone General Partner on behalf of Watertone of this Agreement and each of the other Transaction Documents contemplated hereunder to be executed by Watertone prior to or at the Closing and for the consummation by Watertone of the transactions contemplated thereby and thereby to be performed by Watertone (including, without limitation, the execution and delivery of the Assignment Agreement and the LLC Operating
Agreement and the transfer and contribution of the Transferred Interests to the LLC), have been obtained, have not been revoked, rescinded or amended and are in full force and effect and (B) attached thereto are true and complete copies of all such consents, and (iii) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed or will execute any Transaction Document for or on behalf of the Watertone General Partner, which certificate shall be in form and substance reasonably acceptable to Alpha and its counsel and shall be accompanied by a copy of a recently dated certificate of good standing, subsistence or existence of the Watertone General Partner from the office of the Secretary of State of the State of New York;

     (v)Watertone shall have delivered to Alpha (and, if different, the Alpha Designee) an opinion of counsel, in form and substance reasonably acceptable to Alpha and its counsel, confirming that
(a) the execution and delivery of this Agreement and the LLC Operating Agreement, as contemplated hereby, and the consummation of transactions contemplated by this Agreement and the LLC Operating Agreement, do not require the consent or approval of, or notice to, any of the other members of Catskill, (b) the execution, delivery and performance of this Agreement, the Assignment
Agreement and the LLC Operating Agreement by
Watertone have been approved by all necessary partnership action on the part of Watertone, (c) this Agreement, the Assignment Agreement and the LLC Operating Agreement are enforceable against Watertone in accordance with the terms hereof and thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), (d) the LLC Operating Agreement, together with the Assignment Agreement, is effective to transfer to the LLC all of the economic benefits attributable to the Transferred Interests, the holding of the Transferred Interests by the LLC as contemplated by the LLC Operating Agreement will not create a legal basis to preclude the distribution and payment to the LLC of any of the distributions or payments contemplated under the Catskill Agreement to be made with respect thereto, without taking into consideration any prohibition or preclusion provided for in Section 4.1(d) of the Catskill Operating Agreement, and the transfer of the Transferred Interests as contemplated hereby and by the Assignment Agreement will not cause or result in the loss or forfeiture of any voting rights related to the Transferred Interests, (e) to the best of the knowledge of such counsel, the Transferred
Interests have been transferred to the LLC free and clear of all Liens and (f) such other matters as Alpha may request;
     (vi) No decision, order or similar ruling shall have been issued in the PPE Litigation dismissing the complaint therein or having a similar affect;
     (vii) Each of the representations and warranties contemplated to be made by Watertone under and pursuant to the LLC Operating Agreement shall be true and correct;
     (viii) Watertone shall have delivered to Alpha (and, if different, the Alpha Designee) a certificate signed by Watertone, in form and substance reasonably acceptable to Alpha and its counsel, confirming that
(a) each of the representations and warranties made by Watertone in Article IV is true and correct on the date of the Closing as if made again on and as of the date of the Closing, (b) and (b) each of the other conditions to Alpha's obligation to close the transactions contemplated hereby, as set forth in the preceding clauses (i) through (vii), has been met, satisfied or waived in writing by Alpha;
     (ix) The Board of Directors of Alpha shall have received from an investment banking house or other appropriate expert a fairness opinion acceptable to such Board with respect to the transactions contemplated by this Agreement;
     (x) All consents and approvals of any
Governmental Agency (including, without
limitation, the Mississippi Gaming Commission) necessary or appropriate for the consummation of the transactions contemplated hereby and/or by the LLC Operating Agreement shall have been obtained; and
     (xi)The shareholders of Alpha shall have duly approved the transactions contemplated hereby to be performed by Alpha, including the issuance of the Transfer Shares and the issuance of stock options as contemplated by the Employment
Agreements.
(C)       Watertone's obligation to close the
transactions contemplated hereby, including the transfer and contribution of the Transferred Interests to the LLC, shall be conditioned upon each of the following conditions having been met, except to the extent that the same have been waived in writing by Watertone:

(i) Alpha shall have shall have executed, and shall have delivered to each of the Employees, his respective Employment Agreement;
        (ii)  Each of the
        representations and warranties
        made by Alpha in Article III
        shall be true and correct on the
        date of the Closing as if made
        again on and as of the date of
        the Closing;
        (iii)  Alpha and/or the Alpha
        Designee, as applicable, shall
        have delivered to Watertone a
        certificate, executed by the
        Secretary or President of Alpha
        or the Alpha Designee, signing
        in such capacity, dated the date
        of the Closing, (a) certifying
        that attached thereto is a true
        and complete copy of the
        charter of Alpha (including all
        amendments, supplements and
        modifications thereof or thereto)
        as then in effect, (b) certifying
        that attached thereto is a true
        and complete copy of the by-
        laws of Alpha (including all
        amendments, supplements and
        modifications thereof or thereto)
        as then in effect, (c) certifying
        that attached thereto are true and
        complete copies of the
        resolutions duly adopted by the
        Board of Directors of Alpha or
        the Alpha Designee authorizing
        the execution and delivery of
        the Transaction Documents
        contemplated hereby to be
        executed by Alpha or the Alpha
        Designee, as applicable, and the
        consummation of the
        transactions contemplated
        thereby (including, without
        limitation, the issuance and
        contribution of the Transfer
        Shares to the LLC) to be
        performed by Alpha or the
        Alpha Designee, which
        authorization shall be in full
        force and effect on and as of the
        date of such certificate, and (d)
        certifying and attesting to the
        office, incumbency, due
        authority and specimen
        signatures of each Person who
        executed or will execute any
        Transaction Document for or on
        behalf of Alpha or the Alpha
        Designee, which certificate shall
        be in form and substance
        reasonably acceptable to
        Watertone and its counsel and
        shall be accompanied by a copy
        of a recently dated certificate of
        good standing, subsistence or
        existence of Alpha from the
        office of the Secretary of State
        of the State of Delaware;
        (iv)  Alpha shall have delivered
        to Watertone an opinion of
        counsel, in form and substance
        reasonably acceptable to
        Watertone and its counsel,
        confirming that (a) the transfer
        and contribution of the Transfer
        Shares to the LLC as
        contemplated hereby is exempt
        from registration under the
        Securities Act, (b) the
        execution, delivery and
        performance of this Agreement
        and the LLC Operating
        Agreement by Alpha or the
        Alpha Designee, as applicable,
        have been approved by all
        necessary corporate action on
        the part of Alpha or the Alpha
        Designee, as applicable, (c) this
        Agreement is enforceable
        against Watertone in accordance
        with the terms hereof, except as
        enforceability may be limited by
        applicable bankruptcy,
        insolvency, reorganization,
        moratorium or similar laws
        affecting the enforcement of
        creditors' rights generally and
        by general principles of equity

        (regardless of whether
        enforcement is sought in a
        proceeding in equity or at law),
        (d) the Transferred Shares,
        when issued to the LCC as
        contemplated hereby, will be
        duly issued, fully paid and non-
        assessable and (e) such other
        matters as Alpha may request;
        (v)   No decision, order or
        similar ruling shall have been
        issued in the PPE Litigation
        dismissing the complaint therein
        or having a similar affect
        (vi)  Each of the
        representations and warranties
        contemplated to be made by the
        Alpha Designee under and
        pursuant to the LLC Operating
        Agreement shall be true and
        correct;
        (vii)  Alpha shall have
        delivered to Watertone a
        certificate signed by Alpha, in
        form and substance reasonably
        acceptable to Watertone and its
        counsel, confirming that (a)
        each of the representations and
        warranties made by Alpha in
        Article III is true and correct on
        the date of the Closing as if
        made again on and as of the date
        of the Closing and (b) each of
        the other conditions to
        Watertone's obligation to close
        the transactions contemplated
        hereby, as set forth in the
        preceding clauses (i) through
        (vi), has been met, satisfied or
        waived in writing by Watertone;
        and
        (viii)           Alpha shall have delivered
        to Watertone a Tag-Along
        Agreement (the "Tag-Along
        Agreement") executed by
        Bryanston Group Inc.
        ("Bryanston") and in the form
        attached hereto as Exhibit D;
        (ix)   All of the issued and
        outstanding shares of Alpha's
        Class B and C Preferred Stock
        shall have been converted into
        shares of Alpha's common
        stock; and
        (x)    All consents and
        approvals of any Governmental
        Agency (including, without
        limitation, the Mississippi
        Gaming Commission) necessary
        or appropriate for the
        consummation of the
        transactions contemplated
        hereby and/or by the LLC
        Operating Agreement shall have
        been obtained.

              ARTICLE III

   REPRESENTATIONS AND WARRANTIES OF
                 ALPHA

               As a material inducement to
Watertone to transfer and contribute the Transferred
Interests to the LLC, Alpha hereby represents and warrants to Watertone as follows:

SECTION 3.01.                Organization and Standing.
Alpha is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority, and all authorizations, licenses, permits and certifications, necessary for it to own its properties and assets and to carry on its business as it is now being conducted. Alpha is duly qualified to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business therein conducted makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material and adverse effect on the business, assets, operations, properties, condition (financial or otherwise) or prospects of Alpha and its subsidiaries, taken as a whole, or any material and adverse effect on Alpha's ability to consummate the transactions contemplated by, and to execute, deliver and perform its obligations under, each of the Transaction Documents contemplated hereby to be executed and delivered by Alpha (a "Materially Adverse Effect").

SECTION 3.02.                Securities of Alpha.  As of
the date of this Agreement, the authorized capital stock of Alpha consists of the securities set forth in Part I of
Schedule 3.02 attached hereto; and as of the Closing, the authorized capital stock of Alpha will consists of the securities set forth in Part II of such Schedule 3.02. Except as disclosed in the SEC Reports or disclosed in such
Schedule 3.02 or has been or may be issued to Watertone or as may be contemplated to be issued to the Employees under the Employment Agreements, Alpha has no other authorized, issued or outstanding equity securities or securities containing any equity features, or any other securities convertible into, exchangeable for or entitling any person to otherwise acquire any capital stock of Alpha.
All of the issued and outstanding shares of capital stock of Alpha have been duly and validly authorized and issued, and are fully paid and nonassessable. Except as set forth in the SEC Reports or as set forth in such Schedule 3.02 or as may be contemplated hereunder or under the Employment Agreements, there are no outstanding options, warrants, conversion rights, subscription rights, preemptive rights, rights of first refusal or other rights or agreements of any nature outstanding to subscribe for or to purchase any shares of capital stock of Alpha. The issuance of the Transfer Shares is not subject to any preemptive rights, rights of first refusal or other similar limitation. Except as otherwise required by law or as disclosed in the SEC
Reports or such Schedule 3.02, there are no restrictions upon the voting or transfer of any shares of Alpha's capital stock pursuant to Alpha's Certificate of Incorporation, by-laws or other documents to which Alpha is a party. Except as provided herein or by the Transaction Documents or as disclosed in the SEC Reports or such Schedule 3.02, there are no agreements or other obligations (contingent or otherwise) that may require Alpha to repurchase or otherwise acquire any shares of its capital stock.

SECTION 3.03.                Authorization;
Enforceability. Alpha has the corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents contemplated hereby to be executed and delivered by Alpha and perform the terms and provisions of this Agreement and such other
Transaction Documents to be performed by it and (except for the obtaining of shareholder approval) has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and such other Transaction Documents by it and to consummate the transactions contemplated hereby and thereby to be performed by it. No other corporate proceedings on the part of Alpha are necessary, and no consent of the shareholders of Alpha is required, for the valid execution and delivery by Alpha of this Agreement and such other Transaction Documents, and except for the approval of Alpha's shareholders, no other corporate proceedings on the part of Alpha are necessary for the performance and consummation by Alpha of the transactions contemplated by this Agreement and such other Transaction Documents to be performed by Alpha. Alpha has duly executed this Agreement, and assuming the due execution of this Agreement by Watertone, this Agreement constitutes the legal, valid and binding obligations of Alpha, enforceable against Alpha in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Each of the other Transaction Documents contemplated hereby to be executed and delivered by Alpha, when executed and delivered by Alpha and Watertone, will constitute the legal, valid and binding obligations of Alpha, enforceable against Alpha in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

SECTION 3.04.                No Violation; Consents.


(A) The execution and delivery of this Agreement by Alpha and, subject to obtaining approval by Alpha's shareholders, the consummation by Alpha of the transactions contemplated hereby to be performed by Alpha do not and will not, (i) contravene the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any Governmental
Authority to or by which Alpha is a party or by which any of its property or assets is bound, (ii) violate, result in a breach of or constitute a default (which has not been waived or consented to) or give rise to an event of acceleration under any shareholder agreement, contract, lease, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Alpha is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien, security interest, charge or encumbrance of any kind upon any of the properties, assets or capital stock of Alpha, or (iii) violate any provision of the organizational and other governing documents of Alpha. Notwithstanding anything contained herein or in any of the other Transaction Documents to the contrary, Alpha makes no representation or warranty to the effect that the execution or delivery of this Agreement by Alpha or the execution or delivery of any of the other Transaction Documents by the Alpha Designee or the consummation by Alpha (or, if different, the Alpha
Designee) of any of the transactions contemplated hereby or thereby will not violate, result in a breach of or constitute a default the Catskill Operating Agreement.

(B) Except for those consents or authorizations previously obtained and those filings previously made and the approval of Alpha's shareholders, no consent, approval, authorization or order of, or filing or registration with, any Governmental Authority or other Person is required to be obtained or made by Alpha for the execution and delivery of this Agreement and the consummation by Alpha of the transactions contemplated hereby to be performed by it; provided, however, that notwithstanding anything contained herein to the contrary, no representation or warranty is made herein or hereby (i) that the issuance of the Transfer Shares to Watertone or the consummation of the other transactions contemplated hereby will comply with, or not be in violation of, any of the rules and regulations of the Mississippi Gaming Commission or any other Gaming Authority or (ii) as to whether any consent or approval of, or notice to, any other member in Catskill is necessary in connection with the execution or delivery of this Agreement by Alpha or the execution or delivery of any of the other Transaction Documents by the Alpha
Designee or the consummation by Alpha (or, if different, the Alpha Designee) of any of the transactions contemplated hereby or thereby.

SECTION 3.05.                Securities Act
Representations. Assuming the accuracy of Watertone's representations in Article IV and in the LLC Operating Agreement, the transfer and contribution of the Transfer Shares to the LLC as contemplated hereby will be exempt from the registration requirements of the Securities Act and will not constitute a violation by Alpha of any federal or state securities laws. Alpha has not engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Transfer Shares.

SECTION 3.06.                No Default.  Alpha is not,
and immediately after the consummation of the transactions contemplated hereby to be performed by Alpha at the Closing will not be, in default (which has not otherwise been waived or consented to) under or in violation (which has not otherwise been waived or consented to) of its organizational and other governing documents, or any provision of any security issued by Alpha, or of any agreement, instrument or other undertaking (other than the Catskill Agreement) to which Alpha is a party or by which it or any of its property or assets is bound, or the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which Alpha or any of its property or assets is bound, which default or violation could reasonably be expected to have a Materially Adverse Effect.

SECTION 3.07.                No Brokers.  No broker,
finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Alpha.

SECTION 3.08.                SEC Reports; Financial
Condition; No Adverse Changes.

(A) The audited consolidated financial statements
(the "Financial Statements") of Alpha and the related notes thereto as at December 31, 2000 reported on by Rothstein & Kass, LLP, independent accountants, copies of which have heretofore been furnished to Watertone, present fairly the financial condition, results of operations and cash flows of Alpha (on a consolidated basis) at such date and for the periods set forth therein. The Financial Statements, including the related schedules and notes thereto, have been prepared in accordance with generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of American Institute of Certified Public Accountants and statements and pronouncements of the Financial
Accounting Standards Board as in effect on the date of filing of such documents with the Commission, applied on a consistent basis (except for changes concurred in by Alpha's independent public accountants) unless otherwise expressly stated therein. Except as disclosed in the SEC Reports or has been conducted in the ordinary course of business, during the period from January 1, 2001 to and including the date hereof, there has been no sale, transfer or other disposition by Alpha of any material part of the business, property or securities of Alpha and no purchase or other acquisition of any business, property or securities by Alpha material in relation to the financial condition of Alpha.

(B) Except as are reflected or reserved against in the Financial Statements and the notes thereto or disclosed in the SEC Reports, other than funding obligations with respect to the PPE Litigation there are no debts, liabilities or obligations with respect to Alpha or any of its consolidated subsidiaries that, either individually or in the aggregate, after taking into account (a) the maximum amount of any liability that is reasonably anticipated to arise on account of any litigation or any other contingent liability or obligation (other than amounts that would be remote), (b) the time at which any such liability or obligation is anticipated to become due and (c) any expected insurance recovery with respect thereto, are reasonably expected to have a Materially Adverse Effect.

(C) Since December 31, 2000, except as set forth in the SEC Reports, there has been no development or event, nor any prospective development or event known to Alpha, or any litigation, proceeding or other action commenced against Alpha seeking an injunction or other restraining order, damages or other relief from a court or administrative agency of competent jurisdiction pending, threatened or, to Alpha's knowledge, contemplated, or any action of any Governmental Authority, that is reasonably expected to have a Materially Adverse Effect.

SECTION 3.09.                Subsidiaries.  As of the date
hereof, Alpha has no subsidiaries other than (a) those listed on Exhibit 21 of Alpha's Annual Report on Form 10-K for the year ended December 31, 2000 and (b) the Alpha
Designee.

SECTION 3.10                 No Litigation.  No litigation
or claim (including those for unpaid taxes) or environmental proceeding against Alpha is pending, threatened or, to Alpha's knowledge, contemplated that, if determined adversely, would (after taking into consideration any reasonably expected insurance recovery with respect thereto), have a Materially Adverse Effect on Alpha.

SECTION 3.11.                Disclosure.  The SEC
Reports contain all material information concerning Alpha required to be set forth therein, and no event or circumstance has occurred or exists since the most recent
SEC Report, that would require Alpha to disclose such event or circumstance in order to make the statements in the SEC Reports not misleading as of the date of the Closing, but that has not been so disclosed.

              ARTICLE IV

   REPRESENTATIONS AND WARRANTIES OF
               WATERTONE

          As a material inducement to Alpha to issue and contribute (or cause the Alpha Designee to contribute) the Transfer Shares to the LLC, Watertone hereby represents and warrants to Alpha as follows:

SECTION 4.01.                 Authorization;
Enforceability; No Violations.

(A)     Watertone is a limited
partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite partnership power and authority to execute and deliver this Agreement and each of the other Transaction Documents and perform the terms and provisions of this Agreement and each of the other Transaction
Documents to be performed by it and has
taken all necessary partnership action to authorize the execution, delivery and performance of this Agreement and each of the other Transaction Documents by it and to consummate the transactions contemplated hereby and thereby to be performed by it. No other proceedings on the part of Watertone, and no consent of the members or partners in Watertone is required, for the valid execution and delivery by Watertone of this Agreement and each of the other Transaction
Documents or the performance and
consummation by Watertone of the
transactions contemplated by this
Agreement and each of the other
Transaction Documents to be performed by it. Watertone has duly executed this Agreement, and assuming the due execution of this Agreement by Alpha, this Agreement constitutes the legal, valid and binding obligations of Watertone, enforceable against Watertone in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Each of the other
Transaction Documents, when executed and delivered by Watertone (and, if contemplated hereby, the Alpha Designee), will constitute the legal, valid and binding obligations of Watertone, enforceable against Watertone in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(B)     Catskill is a limited liability
company, duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite limited liability company power and authority, and all authorizations, licenses, permits and certifications, necessary for it to own its properties and assets and to carry on its business as it is now being conducted and as it is anticipated to be conducted.

(C)     The execution, delivery and
performance of this Agreement and each of the other Transaction Documents by
Watertone and the consummation by
Watertone of the transactions contemplated hereby and thereby to be performed by it do not and will not (i) violate any provision of, or contravene the applicable provisions of, any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any Governmental Authority to or by which Watertone is a party or by which any of its property or assets is subject or bound, (ii) violate, result in a breach of or constitute a default (which has not been waived or consented to) or give rise to an event of acceleration under the Catskill Operating
Agreement or any other contract, lease, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Watertone is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Lien of any kind upon any of the properties or assets of, or interests in, Watertone
(including, without limitation, the
Transferred Interests), (iii) violate any provision of the organizational and other governing documents of Watertone or
Catskill, (iv) preclude (pursuant to Section
4.1(d) of the Catskill Operating Agreement or otherwise) the distribution or payment to the LLC of any of the proceeds or revenues from the Casino and Wagering Operations component of the Business (as those terms are used in the Catskill Operating
Agreement) that would be payable to
Watertone on account of, for or with respect to the Transferred Interests if the same had not been transferred to the LLC as contemplated hereby or (v) result in the loss, termination or forfeiture by Watertone of any voting, management or similar rights or benefits pursuant to Section 11.3 of the Catskill Operating Agreement or otherwise.

(D)     The Catskill Operating
Agreement is valid and binding on the
parties thereto and is enforceable against Watertone and the other parties thereto in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity
(regardless of whether enforcement is
sought in a proceeding in equity or at law).
Watertone is not, and immediately after the consummation of the transactions contemplated hereby to be performed by Watertone will not be, in default or breach
(with or without the giving of notice, the lapse of time or both) of any of its obligations under the Catskill Operating
Agreement. Watertone is in full compliance in all respects with all of its obligations under the Catskill Operating Agreement, and to Watertone's knowledge, each of the other parties to the Catskill Operating
Agreement is in compliance with all of its respective obligations thereunder.

(E)      Watertone currently owns
and holds, and as of the Closing will own and hold, a 29.167% economic interest in the Casino Component and a 25% economic interest in the Horse Racing Component and is, and as of the Closing will be, a Voting
Member (as such term is defined in the
Catskill Operating Agreement).

SECTION 4.02.                Securities Act
Representations; Legends.

(A)     Watertone understands that:  (i)
the offering and sale of the Transfer Shares to be issued as contemplated hereby are intended to be exempt from the registration requirements of the Securities Act; (ii) the Transfer Shares have not been registered under the Securities Act or any other applicable securities laws and such securities may be resold only if registered under the Securities Act and any other applicable securities laws or if an exemption from such registration requirements is available; and (iii) Alpha is not required to register any sale or resale of any of the Transfer Shares under the Securities Act and any other applicable securities laws.

(B) The Transfer Shares to be issued
and contributed to the LLC as contemplated by this Agreement are being acquired by the LLC for its own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws that may be applicable.
(C)       Watertone is not an affiliate (as
such term is defined in the Securities Act) of Alpha.

(D) Watertone (i) has sufficient
knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Transfer Shares and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Transfer Shares; (ii) believes that its investment in the Transfer
Shares is suitable for it based upon its objectives and financial needs, and it has adequate means for providing for its current financial needs and business contingencies and has no present need for liquidity of investment with respect to the Transfer
Shares; (iii) has no present plan, intention or understanding, and has made no arrangement, to sell or otherwise dispose of (or to have the LLC sell or otherwise dispose of) any of the Transfer Shares at any predetermined time or for any predetermined price; (iv) has not purchased, sold or entered into any put option, short position or similar arrangement with respect to (and will not cause or permit the LLC to purchase, sell or enter into any put option, short position or similar arrangement with respect to) the common stock of Alpha, and will not, for so long as the LLC owns any of the Transfer Shares, purchase, sell or enter into any such put option, short position or similar arrangement (or cause or permit the LLC to purchase, sell or enter into any such put option, short position or similar arrangement) in any manner that violates the provisions of the Securities Act or the Exchange Act. Watertone is, and the LLC will at the Closing be, an "accredited investor," as that term is defined in Rule
501(a) promulgated under the Securities
Act.

(E)       No oral or written statements or
representations have been made to
Watertone by or on behalf of Alpha in
connection with the offering and sale of the Transfer Shares hereunder other than those expressly set forth herein, and Watertone is not (directly or through the LLC as contemplated hereby) subscribing for, or seeking to acquire, the Transfer Shares as a result of, or in response to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting.
(F) Watertone acknowledges that the
Securities Act restricts the transferability of securities, such as the Transfer Shares, issued in reliance upon the exemption from the registration requirements of the
Securities Act provided by Section 4(2)
thereunder, and that, subject to Section 5.02, the certificate representing the Transfer
Shares will bear a legend in substantially the following form, by which the LLC and each subsequent holder of such securities will be bound:

THE SECURITIES REPRESENTED
BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE U.S.
SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES ACT"), OR ANY
OTHER APPLICABLE SECURITIES LAWS
AND HAVE BEEN ISSUED IN RELIANCE
UPON AN EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT AND SUCH SECURITIES
LAWS.  THE SECURITIES REPRESENTED
BY THIS CERTIFICATE MAY NOT BE
OFFERED, SOLD, PLEDGED OR
OTHERWISE TRANSFERRED OTHER
THAN (A) TO ALPHA HOSPITALITY
CORPORATION ("ALPHA") OR ANY
SUBSIDIARY THEREOF, (B) PURSUANT
TO RULE 144 UNDER THE SECURITIES
ACT,  (C) PURSUANT TO ANY OTHER
AVAILABLE EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT OR (D) PURSUANT TO
AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE SECURITIES
ACT.  THE HOLDER OF THIS
CERTIFICATE AGREES THAT IT WILL
GIVE TO EACH PERSON TO WHOM THIS
SECURITY IS TRANSFERRED (UNLESS
SUCH SECURITY IS TRANSFERRED
PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT) A NOTICE
SUBSTANTIALLY TO THE EFFECT OF
THIS LEGEND.  IN CONNECTION WITH
ANY PROPOSED TRANSFER PURSUANT
TO CLAUSES (B) OR (C) ABOVE, ALPHA
MAY REQUIRE THAT THE TRANSFEROR
FURNISH IT WITH AN OPINION OF
COUNSEL CONFIRMING THAT SUCH
TRANSFER IS BEING MADE PURSUANT
TO AN EXEMPTION FROM, OR IN A
TRANSACTION NOT SUBJECT TO, THE
REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT.

(G) Watertone acknowledges that as
the common stock of Alpha is currently
quoted on a U.S. automated interdealer
quotation system, Rule 144A under the
Securities Act may not be available with respect to resale of the Transfer Shares.

SECTION 4.03.                   No Brokers.  No broker,
finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Alpha.

Section 4.04                    Compliance With
Regulations By Gaming Authorities. Watertone acknowledges and understands that Alpha is involved, and anticipates being involved in the future, in gaming or gambling activities and that Alpha is accordingly subject to (and is expected to remain subject to) regulation by the Mississippi Gaming Commission and/or other Gaming
Authorities. Watertone further acknowledges and understands that, as a consequence of the foregoing, (a) Watertone and/or principals thereof or therein may be subject to a finding of suitability (or a similar determination) by one or more Gaming Authorities.
Watertone agrees that it will, at its own expense, timely and fully comply (and cause each of its principals to timely and fully comply) with all rules and regulations of each Gaming Authority having jurisdiction or authority over Alpha or any of its operations, including, without limitation, applying for a finding of suitability (or any similar determination) and, if so ruled, ordered or otherwise determined by any such Gaming Authorities, divesting itself (or themselves) of any direct or indirect interest in Alpha (including, without limitation, the Transfer Shares and/or the LLC)), which may include, without limitation, requiring the LLC to divest itself of the Transfer Shares or any other direct or indirect interest in Alpha, and (b) in addition to the legend referred to above in Section 4.02(F), the certificate(s) representing the Transfer Shares will bear a legend to the effect that the Transfer Shares are subject to Mississippi law and the regulations of the Mississippi
Gaming Commission and such other legends as may be required from time to time under the rules and regulations of any applicable Gaming Authority.

               ARTICLE V

       RESTRICTIONS ON TRANSFER

          SECTION 5.01       Transfer Restrictions.

(A) Watertone acknowledges that any proposed offer, sale, pledge or other transfer of the Transfer Shares prior to the date that is two (2) years from the date as of which such securities were issued as contemplated hereunder (or such other date as may be required pursuant to Rule 144 under the Securities Act (or similar successor provision) as in effect from time to time), in the absence of registration under the Securities Act, is limited. Accordingly, prior to such passage of time or such registration, the Transfer Shares may be offered, sold, pledged or otherwise transferred only to (i) Alpha, (ii) in an offshore transaction in accordance with Rule 904 under the Securities Act, (iii) pursuant to any other exemption from registration provided by the Securities Act, (iv) pursuant to Rule 144 under the Securities Act or (v) pursuant to an effective registration statement under the Securities Act;
and in the case of any transfer pursuant to clause (ii), (iii) or (iv), Alpha shall be entitled to receive an opinion of counsel, in form and substance reasonably satisfactory to Alpha, to the effect that registration is not required in connection with such disposition.

(B)       Alpha agrees to issue certificates
representing the Transfer Shares without the legend referenced in Section 4.02(F) at such time as (i) the holder thereof is permitted to dispose of such Shares pursuant to Rule 144(k) under the Securities Act (to the extent applicable), (ii) such Shares are sold to a purchaser or purchasers who (in the opinion of counsel to the seller of such Shares, in form and substance reasonably satisfactory to Alpha) are able to dispose of such securities publicly without registration under the Securities Act and such legend is no longer required to be included on the certificates representing such Shares or (iii) such Shares are sold pursuant to an effective registration statement under the Securities Act.

          SECTION 5.02.      Rules 144; Current
Information. For so long as any of the Transfer Shares are outstanding, Alpha will (i) cause its common stock to continue to be registered under Section 12 of the Exchange Act, file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further actions as Watertone may reasonably request, all to the extent required from time to time to enable the LLC or Watertone, as the case may be, to sell Transfer Shares without registration under the Securities Act pursuant to the safe harbors and exemptions provided by Rule 144 under the Securities Act (to the extent applicable), as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, and (ii) furnish the LLC or Watertone, as the case may be, with all reports, proxy statements and registration statements that Alpha files with the SEC or distributes to its securityholders pursuant to the Securities Act and the Exchange Act at the times of such filings and distributions (unless such documents are available electronically from the SEC or elsewhere without charge and within a period reasonably contemporaneous with the filing thereof with the SEC, in which case such documents need not be provided to the LLC or Watertone).

              ARTICLE VI

   WATERTONES'S COVENANTS REGARDING
         TRANSFERRED INTERESTS

          SECTION 6.01.      Exercise of Vote Attendant
to Transferred Interests. If Watertone receives notice of any vote (including, but not limited to, any majority vote of Voting Members as contemplated by Section 3.11 or 4.20 of the Catskill Operating Agreement) to be taken under the Catskill Operating Agreement, then Watertone shall immediately give written notice thereof to Alpha (which notice shall include all information available to Watertone with respect to the matter to be voted upon), and, if, in the reasonable judgment of Alpha, such vote could or might affect any of the Transferred Interests (including, without limitation, any economic benefits anticipated to be derived therefrom), Watertone shall exercise its vote in connection with the matter to be voted on as directed in writing by Alpha.

          SECTION 6.02.      Exercise of Rights of
Consent Attendant to Transferred Interests.  If
Watertone otherwise has any opportunity under the Catskill
Operating Agreement or otherwise to exercise any vote
(including, but not limited to, any majority vote of Voting
Members as contemplated by Section 3.11 or 4.20 of the Catskill Operating Agreement), or any right of consent or approval, that could or might affect any of the Transferred
Interests (including, without limitation, any economic benefits anticipated to be derived therefrom), Watertone shall give prompt written notice thereof to Alpha and will exercise such vote or right only as set forth in written instructions received from Alpha.

          SECTION 6.03.      Obligation to Exercise Vote
as Directed. If so requested in writing by Alpha, Watertone shall exercise any vote (including, but not limited to, any majority vote of Voting Members as contemplated by Section 3.11 or 4.20 of the Catskill
Operating Agreement), or any right of consent or approval, that is available under the Catskill Operating Agreement or otherwise and that could or might affect any of the Transferred Interests (including, without limitation, any economic benefits anticipated to be derived therefrom) in the manner so requested.

          SECTION 6.04.      Obligation to Give Notice of
Meetings. Watertone shall immediately notify Alpha of any and all meetings of Voting Members to be held pursuant to Section 4.12 of the Catskill Operating
Agreement or otherwise, and if any vote to be taken at such meeting could or might, in the reasonable judgment of Alpha, affect any of the Transferred Interests (including, without limitation, any economic benefits anticipated to be derived therefrom), Watertone shall vote at such meeting as Alpha directs in writing.

          SECTION 6.05.      No Amendments to Catskill
Operating Agreement. Except as may be expressly agreed to in writing by Alpha, Watertone shall not consent or agree to any amendment or other modification of the Catskill Operating Agreement if such amendment or other modification could or might, in the reasonable judgment of Alpha, affect any of the Transferred Interests (including, without limitation, any economic benefits anticipated to be derived therefrom).

          SECTION 6.06.      No Waivers Under Catskill
Operating Agreement. Except as may be expressly agreed to in writing by Alpha, Watertone shall not consent or agree to any waiver of any provision of the Catskill
Operating Agreement (or the performance by any other party to the Catskill Operating Agreement of any of its obligations thereunder) if such waiver (or the non-performance of such obligations) could or might, in the reasonable judgment of Alpha, affect any of the Transferred Interests (including, without limitation, any economic benefits anticipated to be derived therefrom).

          SECTION 6.06.      No Attachment of Liens on
Transferred Interests. Watertone will not, individually, as a member or manager of the LLC or otherwise, (i) take any action that would cause any Lien to attach to any of the Transferred Interests (or any proceeds therefrom) or give rise to any claim or right of set-off against any of the Transferred Interests (or any proceeds therefrom) or (ii) fail to take any action if the failure to take such action would cause any Lien to attach to any of the Transferred Interests (or any proceeds therefrom) or give rise to any claim or right of set-off against any of the Transferred Interests (or any proceeds therefrom).




              Article VI.

             MISCELLANEOUS

SECTION 7.01.                 Expenses.  Each
Party will bear all of its own expenses in connection with the preparation and negotiation of this Agreement and the other Transaction Documents and the consummation and performance of its obligations hereunder and thereunder.

SECTION 7.02. Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required to be given hereunder shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid, or delivered by reputable overnight air courier service with charges prepaid, or transmitted by facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice given in accordance with this Section 7.02:

               (A) if to Alpha, to:     Alpha Hospitality Corporation
                              12 East 49th Street
                              New York, New York 10017
                              Attention: Thomas Aro, Secretary
                              Facsimile No.: (212) 750-5171

               with a copy thereof (which shall not
constitute notice) simultaneously and similarly sent to:
                              Parker Duryee Rosoff & Haft
                              529 Fifth Avenue
                              New York, New York 10017
                              Attention: Herbert F. Kozlov, Esq.
                              Facsimile No.: (212) 972-9487

                         (B) if to Watertone, to:  Watertone Holdings, LP
                             c/o Scott Kaniewski
                             2412 Central Park Avenue
                             Evanston, IL 60201
                             Facsimile No.: (847) 328-4032

               with a copy thereof (which shall not
               constitute notice) simultaneously and similarly sent to:
                            Stites & Harbison
                            Attn: William W. Hopson
                            3350 Riverwood Pkwy, Suite 1700
                            Atlanta, GA  30339
                            Facsimile No.: (770) 850-7070

Any Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile with receipt confirmed. Any Notice otherwise sent as provided herein shall be deemed given on the third
(3rd) Business Day following the date mailed or on the next
Business Day following delivery of such notice to a reputable overnight air courier service.

SECTION 7.03.                Entire Agreement.  This
Agreement, together with the other Transaction
Documents, constitutes the entire agreement of the parties with respect to the subject matters hereof and thereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to such subject matters.

SECTION 7.04.                Amendment and
Waiver.  This Agreement may
not be amended, modified or waived except by a writing executed by the Party against which such amendment, modification or waiver is sought to been enforced.
Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred.
Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligation or act shall be deemed a waiver or extension of the time for performance of any other obligation or act.

SECTION 7.05.                Assignment; No Third
Party Beneficiaries. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by either Alpha, on the one hand, or Watertone, on the other hand, without the prior written consent of the other party hereto; provided, however, that Alpha may, as contemplated herein, designate an Affiliate thereof to be the Alpha Designee, which is contemplated herein to become a party to the LLC Operating Agreement. Except as provided in the preceding sentence, any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other Party shall be void and of no effect. This Agreement and the provisions hereof shall be binding upon and enforceable against the Parties and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the Parties and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

SECTION 7.06. Severability. The terms and provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

SECTION 7.07.                Further Assurances.  Each
Party, upon the request of the other Party, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out, effectuate and/or evidence or memorialize the transactions contemplated by this Agreement; provided, that, if there shall be a Alpha Designee, Alpha may cause the Alpha Designee to do so in lieu of Alpha doing so.

SECTION 7.08.                Titles and Headings;
Interpretation. Titles, captions and headings of the Articles and Sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.
Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural and vice versa, and the neuter, masculine and feminine gender of any pronoun or possessive shall include all other genders. Unless otherwise provided herein, references herein to any Section or Article are references to the corresponding Section or Article of this Agreement.
Use of the terms "herein," "hereof" or "hereunder" or similar terms shall refer to this Agreement as a whole and not to any particular Article, Section or other provision of this Agreement.

SECTION 7.09.                Right of First Refusal.   In
the event Alpha proposes to sell any shares of its common stock to a third party prior to the Closing, it will give the LLC at least ten (10) business days' notice of such proposed sale (the "Proposed Sale") (which notice (the "Proposed Sale Notice") shall set forth the principal terms and conditions of the Proposed Sale and the scheduled date, time and location of the Proposed Sale) and shall not consummate the Proposed Sale unless the LLC is provided with the opportunity to purchase, simultaneously with the consummation of the Proposed Sale, eighteen and seventy-nine one-hundredths percent (18.79%) of the number of shares of Alpha's common stock being sold by Alpha to such third party in the Proposed Sale (such number of shares, the "Protected Number"); provided, however, that
(a) the foregoing obligation shall terminate if the consummation of the transactions contemplated by this Agreement have been presented for approval to the stockholders of Alpha at a meeting of stockholders and such stockholders have failed to approve the consummation of such transactions, (b) the foregoing obligation shall not extend or apply to any issuance of shares of Alpha's common stock upon the exercise of any right to purchase, convert or exchange any securities of Alpha that are exercisable for, convertible into or exchangeable for shares of Alpha's common stock or the issuance of shares of Alpha's common stock in consideration of the cancellation of indebtedness owed by Alpha and (c) Alpha's obligation to sell any shares of common stock pursuant to the foregoing shall be limited to the lesser of the Protected Number and the number of shares of common stock that the LLC has committed, as set forth in a notice delivered to Alpha at least two (2) business days prior to the scheduled closing of the Proposed Sale, to purchase from Alpha at the time of the Proposed Sale on the terms and conditions set forth in the Proposed Sale Notice.

SECTION 7.10. Adjustment in Number of Transfer Shares. Notwithstanding anything contained herein to the contrary, if, between the date hereof and the date of the Closing, the number of outstanding shares of Alpha's common stock shall be increased on account of a stock dividend, stock split or similar event, the number of the Transfer Shares shall be proportionately increased, and if the number of outstanding shares of Alpha's common stock shall be decreased on account of a reverse stock split or similar event, the number of the Transfer Shares shall be proportionately decreased.

SECTION 7.11.                 Indemnification.
(A)       Each of the Parties (an "Indemnifying
Party") shall indemnify and hold harmless each other Party and its respective directors, officers, employees, agents and affiliates and the heirs, estates, executors, legal representatives, successors and assigns of any of the foregoing (all of the foregoing, collectively, an "Indemnified Party") from and against, and shall reimburse each Indemnified Party for, any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation) (all of the foregoing, collectively, "Losses") that have been suffered or incurred by such Indemnified Party and that have resulted from, or been occasioned by, (a) any breach or violation by the Indemnifying Party of any of its representations, warranties, covenants and other agreements set forth herein or any of the other Transaction Documents or (b) any claim asserted by any third party that, if true, would constitute a breach or violation by the Indemnifying Party of any of its representations, warranties, covenants and other agreements set forth herein or in any related agreement of the other Transaction Documents (any such claim, a "Third-Party Claim").
(B) If any Indemnified Party shall receive notice of, or otherwise become aware of the assertion of, a Third-Party Claim with respect to which such Indemnified Party intends to seek indemnification under this Section 7.11, then such Indemnified Party shall give prompt written notice thereof to the Indemnifying Party, which notice shall include or be accompanied with a copy of any summons, complaint or other written evidence of such Third-Party
Claim to the extent that such summons, complaint or other written evidence has been received by such Indemnified
Party or by any attorney or other agent thereof. The failure of an Indemnified Party to give such notice or to give such notice promptly shall not relieve the Indemnifying Party of its obligation to indemnify such (or any other) Indemnified Party under this Section 7.11 except to the extent that the failure to give such notice or the delay in giving such notice has materially prejudiced the Indemnifying Party in its ability to defend against such Third-Party Claim. The Indemnifying Party shall, with counsel selected by it
(which selection shall be subject to the approval of the Indemnified Parties, such approval not to be unreasonably withheld or delayed), be entitled to defend against and settle any Third Party Claim; provided, however, that its right to do so shall be conditioned upon its having confirmed in writing to the Indemnified Parties its obligation to indemnify them with respect to such Claim

(any such confirmation, a "Notice to Indemnify") and, provided, further, however, that the Indemnifying Party shall not be entitled to enter into any settlement of any such Claim without the prior written consent of the Indemnified Parties, which consent shall not be unreasonably withheld or delayed.  Notwithstanding anything contained herein to
the contrary, the Indemnifying Party's obligation to
indemnify the Indemnifying Parties against any Third-Party Claim shall be conditioned upon the Indemnifying Parties providing full and timely cooperation in the defense of such Claim, which cooperation shall include, without limitation, furnishing such records, information and testimony, and attending such conferences, discovery proceedings, hearings, trials and appeals, as may reasonably be requested by the Indemnifying Party.
(C)       Notwithstanding anything contained herein
to the contrary, except as provided in the next following sentence, the Indemnifying Party shall not be obligated to indemnify any Indemnified Party for, or otherwise pay, any attorneys' fees or other legal or related costs (or any costs of any investigation) suffered or incurred by any
Indemnified Party in connection with any Third-Party
Claim after the Indemnified Parties receive any Notice to Indemnify with respect to such Claim; provided, however, that, if, after giving any Notice to Indemnify, the Indemnifying Party reverses its position and claims that it is not required to indemnify the Indemnified Parties against the Third-Party Claim, then, in the event the Indemnifying Party is obligated hereunder to indemnify the Indemnified Parties with respect to such Claim, the Indemnifying Party shall bear and pay the reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation, incurred by the Indemnified Parties after the Indemnifying Party has reversed its position and claimed that it is not required to indemnify the Indemnified Parties against such Claim. Notwithstanding the foregoing, if there is a legitimate and good faith conflict of interest between the Indemnifying Party and the Indemnified
Parties in connection with the defense of any Third-Party Claim so that one counsel or law firm could not properly represent both parties in connection with such defense, the Indemnifying Party, in the event it is obligated hereunder to indemnify the Indemnified Parties with respect to such
Claim, shall bear and pay the reasonable attorneys' fees
and other legal costs, including those related to any appeal, and costs of any investigation, incurred by the Indemnified Parties in connection with such defense, regardless of whether the Indemnifying Party has given a Notice to Indemnify. However, under no circumstances shall the Indemnifying Party be obligated to pay for the attorneys'
fees or related legal fees of more than one attorney or law firm for or on behalf of one or any group of the
Indemnified Parties.
SECTION 7.12.                GOVERNING LAW and
JURY WAIVER.  THIS AGREEMENT SHALL BE
GOVERNED BY, INTERPRETED UNDER AND
CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS OF THE STATE OF NEW YORK
APPLICABLE TO AGREEMENTS MADE AND TO
BE PERFORMED WHOLLY WITHIN SUCH STATE,
WITHOUT GIVING EFFECT TO PRINCIPLES OF
CONFLICTS OF LAWS THEREOF.   Each of the
parties expressly waives its right to a jury trial with respect to any suit, litigation or other judicial proceeding REGARDING this Agreement
OR ANY OTHER TRANSACTION DOCUMENT or
any dispute hereunder OR THEREUNDER or
relating hereto OR THERETO. Each of the parties agrees that any dispute under or with respect to this Agreement or any of the other Transaction Documents shall be determined before the state or federal courts situated in the City, County and State of New York, which courts shall have exclusive jurisdiction over and with respect to any such dispute, and each of the Parties hereby irrevocably submits to the jurisdiction of such courts. Each Party hereby agrees not to raise any defense or objection, under the theory of forum non conviens or otherwise, with respect to the jurisdiction of any such court.

SECTION 7.13.                Counterparts.  This
Agreement may be executed in counterparts, each of which shall be deemed an original, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the Parties
hereto has caused this Agreement to be executed on its respective behalf by the undersigned, thereunto duly authorized, as of the date first set forth above.

ALPHA HOSPITALITY CORPORATION           WATERTONE HOLDINGS, LP
                                        By: BKB, LLC,
                                        Its General Partner
By: /s/Brett G. Tollman
Name:  Brett G. Tollman
Title:  Vice President                  By: /s/ Scott A. Kaniewski
                                        Name:  Scott A. Kaniewski
                                        Title: Member/Manager

     SCHEDULE 3.02 TO CONTRIBUTION
               AGREEMENT

Part I   Authorized Capital Stock

75,000,000 shares of common stock
5,000,000 shares of preferred stock, of which _____ shares have been designated as Class A Convertible Preferred
Stock, 821,496 shares have been designated as Class B
Convertible Preferred Stock, 135,162 shares have been designated as Class C Convertible Preferred Stock and
4,000 shares have been designated as Class D Convertible
Preferred Stock

Part II   Authorized Capital Stock At Time Of
Closing

Same as under Part I above subject to (A) the issuance of additional shares of common stock or preferred stock upon the conversion of indebtedness owed to Bryanston, (B) the issuance of additional shares of common stock upon the conversion of shares of the Class B and C Convertible
Preferred Stock, (C) the issuance additional shares of common stock upon the conversion of shares of the Class
D Convertible Preferred Stock, 4% Convertible Notes and
Warrants issued to Societe Generale and/or (D) the issuance of shares of common stock in lieu of cash dividends accrued on outstanding preferred stock.

Outstanding Securities (Which, As Of The
Closing, May Be Subject To Adjustment Based
Upon The Matters Set Forth Above Or Below):



              Securities
   Number Of Shares Of Common Stock
Actual Or On A Converted/Exercised Basis


Shares of common stock (exclusive of shares
committed to be issued in consideration for the
 cancellation of indebtedness owed to
              Bryanston)                                   2,457,190


 821,496 shares of Class B Convertible
Preferred Stock, convertible at the rate of 0.8
shares of common stock per share of preferred
                                 stock                      657,197


 135,162 shares of Class C Convertible
Preferred Stock, convertible at the rate of 2.4
shares of common stock per share of preferred
                                 stock                     324,339


                         Stock options                     252,800


Right granted to Stanley Tollman to convert up
to $2,000,000 of deferred compensation into
shares of common stock at $20 per share (the
equivalent number of shares of common stock
set forth in the column to the rights is premised
upon $1,655,000 of deferred compensation,
  which was the amount of compensation
deferred through June 30, 2001; which amount
will increase, unless waived by Mr. Tollman,
               by $62,500 per quarter)                    82,750

      Initial public offering warrants                    84,800


   Warrants issued to Societe Generale                    12,500


$1,250,000 of Alpha's 4% Convertible Notes
Class issued to Societe Generale, which are
convertible (inclusive of accrued but unpaid
interest) into shares of common stock at a price
(subject to a maximum of $24) based upon a
formula related to the current market value of
   the common stock at the time of the
conversion, determined as the average of the
two lowest Closing Prices during the 30
  consecutive trading days immediately
preceding the conversion (the equivalent
number of shares of common stock set forth in
the column to the rights is premised upon a
market price of $8.10 (the closing price on
August 3, 2001) and is calculated without
taking into consideration any accrued but
       unpaid interest on these Notes)                   154,321


Class D Convertible Preferred Stock issued to
Societe Generale with an outstanding stated value of $1,250,000, which is convertible
(inclusive of accrued but unpaid dividends) into shares of common stock at a price (subject to a maximum of $60) based upon a formula related to the current market value of the common stock at the time of the conversion, determined as the average of the two lowest
Closing Prices during the 30 consecutive trading days immediately preceding the conversion (the equivalent number of shares of common stock set forth in the column to the rights is premised upon a market price of $8.10
(the closing price on August 3, 2001) and is calculated without taking into consideration any accrued but unpaid dividends on the preferred stock)

                                                         154,321

Under the terms of the Class B and C Convertible Preferred
Stock, Alpha may be obligated to issue shares of its common stock in lieu of cash dividends accrued on such Preferred Stock.

The issuance of shares of common stock upon conversion of the Class D Convertible Preferred Stock is subject to limitations as set forth in the certificate of designation with respect to such Preferred Stock; and the issuance of shares of common stock upon conversion of the 4% Convertible
Notes is subject to limitations as set forth in the documentation relating to such Notes.

Under the terms of the certificate of designation with respect to the Class D Convertible Preferred Stock, any shares of such Preferred Stock outstanding on February 8, 2005 are subject to mandatory conversion, and under the terms of such certificate of designation, shares of the Class D Convertible Preferred Stock may be subject to redemption in certain situations, such as a "Change of Control Transaction" or a "Redemption Event" (as those terms are defined therein).

                             EXHIBIT A






  ___________________________________

          OPERATING AGREEMENT

                  OF

         NEW YORK GAMING, LLC

  A Georgia Limited Liability Company

  ___________________________________





THESE SECURITIES HAVE NOT BEEN REGISTERED
UNDER THE GEORGIA SECURITIES ACT AND HAVE
NOT BEEN SOLD THROUGH PUBLICLY
DISSEMINATED ADVERTISEMENTS, NEWSPAPER
OR OTHER MASS SOLICITATION OR BY SEMINAR.
IN ADDITION, THESE SECURITIES HAVE NOT BEEN
REGISTERED WITH THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION IN
RELIANCE UPON AN EXEMPTION FROM SUCH
REGISTRATION SET FORTH IN THE SECURITIES
ACT OF 1933 PROVIDED BY SECTION 4(2)
THEREOF, NOR HAVE THEY BEEN REGISTERED
WITH THE SECURITIES COMMISSIONER OF
GEORGIA IN RELIANCE UPON AN EXEMPTION
FROM SUCH REGISTRATION FOUND AT O.C.G.A.
10-5-9(13).  THESE SECURITIES HAVE BEEN
ACQUIRED FOR INVESTMENT PURPOSES ONLY
AND MAY NOT BE OFFERED FOR SALE, PLEDGED,
HYPOTHECATED, SOLD OR TRANSFERRED
EXCEPT IN COMPLIANCE WITH THE TERMS AND
CONDITIONS OF THIS AGREEMENT AND IN A
TRANSACTION THAT IS EITHER EXEMPT FROM
REGISTRATION UNDER SUCH SECURITIES ACTS
OR PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT UNDER SUCH ACTS.

  Article I.                                                Definitions
  1
  Article II.                                               FORMATION OF COMPANY
  5
2.1       Formation.
5
2.2       Further Filings.
5
2.3       Name.
6
2.4       Principal Place of Business.
6
2.5       Registered Office and Registered
Agent.
6
2.6       Business of the Company.
6
2.7       Duration.
6
  Article III.                                              Members; Membership
  Interests
  6
3.1       Members.
6
3.2       Classes of Members.
6
3.3       Representation as to Investment.
7
  Article IV.                                           Management by MANAGER
  9
4.1       General.
9
4.2       Actions Requiring the Approval of
All of the Members.
9
4.3       Actions Involving the Transferred
Interests.
10
4.4       Standard of Care.
10
4.5       Liability for Certain Acts.
10
4.6       Indemnity of Manager.
11
4.7       Appointment and Removal of
Manager.
11
  Article V.                                            Meetings of Members and
  Actions on Written Consent
  11
5.1       Annual Meeting.
11
5.2       Special Meetings.
11
5.3       Place of Meetings.
11
5.4       Notice of Meetings and Quorum.
12
5.5       Meetings of all Members.
12
5.6       Record Date.
12
5.7       Manner of Acting.
12
5.8       Proxies.
12
5.9       Action by Members Without a
Meeting.
12
5.10      Waiver of Notice.
13
5.11      Meeting by Telephone.
13
  Article VI.                                         Rights and Obligations of
  Members
  13
6.1       Limited Liability.
13
6.2       List of Members.
13

6.3       Priority and Return of Capital.
13
  Contributions to the Company and
  additional capital
  contributions; cash calls
  14
7.1       Members' Capital Contributions.
14
7.2       Additional Contributions.
14
7.3       Limited Obligations of Members.
14
7.4       Withdrawal or Reduction of
Members' Contributions to Capital.
14
7.5       No Third Party Beneficiaries.
14
  Article VIII.                                     Distribution to Members
  14
8.1       Distributions.
14
8.2       Limitation Upon Distributions.
15
8.3       Priority of Distributions.
15
8.4       Withholding.
15
8.5       Distributions Upon Dissolution.
15
8.6       Loans to Company.
15
  Article IX.                                               Allocations
  16
9.1       Allocation of Net Profits and Net
Losses.
16
9.2       Special Allocation of Gain and Loss
Upon Sale of Company's Property.
16

9.3       Qualified Income Offset; Minimum
Gain Chargeback; Losses Creating
Negative Capital Accounts.
16
9.4       Priority Returns.
18
9.5       Compliance With Code  704(b)
and 704(c).
18
9.6       Overriding Allocations.
18
  Article X.                                                COMPENSATION AND
  REIMBURSEMENTS OF
  MEMBERS and the Manager
  18
10.1      Compensation.
18
10.2      Out-of-Pocket Reimbursements.
18
  Article XI.                                           ACCOUNTING, BOOKS, AND
  RECORDS
  18
11.1      Accounting Method.
18
11.2      Accounting Period.
19
11.3      Records, Audits and Reports.
19
11.4      Additional Books and Records.
19
11.5      Financial Statements.
19
11.6      Tax Returns.
19
11.7      Tax Matters Person.
19
  Article XII.                                              Transferability
  20
12.1      General Prohibition.
20

12.2      Conditions of Substituted
Membership.
20
12.3      Right to Purchase Residual Rights.
21
12.4      Successors as to Economic Rights.
21
12.5      Restrictions on Resignation.
22
  Article XIII.                                             Substitute Members
  22
  Article XIV.                                    Dissolution and Termination
  22
14.1      Dissolution.
22
14.2      Effect of Dissolution.
24
14.3      Winding Up, Liquidation and
Distribution of Assets.
24
14.4      Certificate of Termination.
26
  Article XV.                                        Miscellaneous Provisions
  26
15.1      Application of Georgia Law.
26
15.2      No Action for Partition.
26
15.3      Execution of Additional Instruments.
26
15.4      Acceptance of Prior Acts by New
Members.
26
15.5      Construction.
27
15.6      Headings.
27
15.7      Waivers.
27

15.8      Rights and Remedies Cumulative.
27
15.9      Severability.
27
15.10     Heirs, Successors and Assigns.
27
15.11     Creditors.
27
15.12     Counterparts.
27
15.13     Federal Income Tax Elections.
27
15.14     Notices.
28
15.15     Amendments.
28
15.16     Provisions Conflicting with the Act.
28
15.17     Banking.
28
15.18     Title to Property.
28
15.19     Authority of the Manager and
Members to Engage in Other
Business.
28
15.20     Indemnification and Exculpation of
Members.
28
15.21     Indemnification for Breach.
29
15.22     Entire Agreement.
30
15.23     Determination of Matters Not
Provided For In This Agreement.
30
15.24     Further Assurances.
31

15.25     Time.
31

          OPERATING AGREEMENT
                  OF
         NEW YORK GAMING, LLC


          THIS OPERATING AGREEMENT (the
"Agreement") is made and entered into as of the ____ day of ______, 2001, by and among Watertone Holdings, LP ("Watertone"), a Delaware limited partnership, and Alpha __________ Corporation ("Alpha," and collectively with Watertone referred to as the "Parties" and each as a "Party" and the Parties as members in the Company (as hereinafter defined) are referred to collectively as the "Members" and each as a "Member").

           R E C I T A L S:

          A.   A limited liability company was formed
under the name New York Gaming, LLC (such limited liability company, the "Company") pursuant to and under the provisions of the Georgia Limited Liability Company
Act by having the Articles of Organization of the Company filed with the Georgia Secretary of State on July 20, 2001.

          B.   The Parties desire to enter into this
Agreement to establish their respective rights and obligations with respect to the Company.

          NOW, THEREFORE, in consideration of the
premises and the mutual covenants contained herein, the Parties hereby agree as follows:

              Article I.
              Definitions
The following terms used in this Agreement shall have the following respective meanings (unless otherwise expressly provided herein):
"Act."  The Georgia Limited Liability Company
Act at O.C.G.A. 14-11-100, et seq., as such Act may be amended from time to time (including corresponding provisions of succeeding statutes).
"Affiliate." A Person or Persons who (i) directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Person(s) in question, (ii) is a manager, officer, director, member, equity holder or shareholder of the Person(s) in question, or (iii) is related by blood or marriage to the Person in question. The term "control," as used in the immediately preceding sentence, means, ownership of at least 50% of the beneficial interest or the voting rights of any entity, or the right to exercise, directly or indirectly, at least 50% of the voting rights of any entity, including the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

"Agreement." This Operating Agreement as originally executed and as amended, supplement, modified or otherwise changed from time to time. This Operating Agreement shall be effective as of ________, 2001.
"Articles of Organization."  The Articles of
Organization of the Company, as filed with the Secretary of State of Georgia as the same may be amended from time to time.
"Business." The Company shall hold, manage, control and distribute the following assets and any proceed resulting therefrom or otherwise related thereto:
A.        The Twenty-Nine and One Hundred Sixty-
Five Thousandths Percent (29.165%) interest in the gaming and wagering operations and the Twenty-Five Percent
(25%) interest in the horse racing operations of Catskill Development, L.L.C. ("Catskill"), which was, or concurrently herewith is being, contributed, transferred and assigned by Watertone to the Company, as contemplated by Section 2.01 of the Contribution Agreement (as hereinafter defined) and as set forth in that certain Assignment Agreement (the "Assignment"), dated as of even date herewith, by Watertone in favor of the Company and others (such interests are hereinafter referred to collectively as the "Transferred Interests").
B.        The Eight Hundred Fifty Thousand Nine
Hundred Forty-Three (850,943) shares of common stock in Alpha that have been, or concurrently herewith are being, issued and contributed by Alpha to the Company as contemplated by Section 2.01 of the Contribution
Agreement (such shares the "Transfer Shares").
The Company may, however, with, but only with the prior written consent of all of the Members, also engage in all business activities permitted by the Act and as may be stated in its Articles of Organization, as amended. "Business Day." Any day other than a Saturday, Sunday or other day on trading is not conducted on the New York or American Stock Exchange.
"Capital Account." A capital account maintained in accordance with the rules contained in Treas. Reg. 1.704-1(b)(2) as maintained in accordance with applicable rules under the Code and as set forth in [Treas. Reg. 704-1(b)(2) as maintained in accordance with applicable rules under the Code and as set forth in] Treas. Reg. 1.704-1(b)(2)(iv) as amended from time to time. Consistent therewith, each Member's Capital Account will be adjusted from time to time pursuant to Article IX hereof, the purpose of which is to set forth certain operating rules for the allocation of book items of income, gain, loss and deduction for Capital Account purposes. The provisions of
Article IX hereof shall be construed in a manner consistent with Treasury Regulations Section 1.704-1 (b)(2)(iv).
Upon the transfer hereunder of all or part of a Member's interest, other than a transfer that terminates the Company as a partnership within the meaning of Code Section 708(b)(1)(B), the Capital Account of the transferor
Member that is attributable to the transferred Membership Interest will carry over to the transferee Member. In the event of a transfer of all or part of a Member's interest that causes a termination of the Company as a partnership within the meaning of Code Section 708(b)(1)(B), the Members' Capital Accounts will be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(1).

"Capital Contribution." Any contribution, as defined in O.C.G.A. 14-11-101(4), to the capital of the Company in cash or property by a Member whenever made.
"Catskill Operating Agreement."  That certain
First Amended & Restated Operating Agreement of
Catskill Development, L.L.C., effective as of January 1, 1999, by and among Watertone and others, as such agreement may be amended, supplemented or otherwise changed from time to time.
"Cause." (i) Committing a willful or grossly negligent act or an act of fraud that adversely affects the Company, (ii) committing a felony or (iii) abusing alcohol, narcotics or any other controlled substance while performing obligations under this Agreement.
"Classes of Members" and "Class of
Membership." Class A Members and Class B Members as further described and differentiated in Article III, and any other classes, if any, that may be hereafter authorized by the Company with the prior written consent of all of the Members.
 "Code." The Internal Revenue Code of 1986, as amended from time to time. Any reference to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of succeeding law.
"Company." New York Gaming, LLC, a Georgia limited liability company.
"Contribution Agreement."  That certain
Contribution Agreement, dated as of August 9, 2001, by and between Alpha and Watertone, as the same may be amended, supplemented, modified or otherwise changed. "Distributable Cash." All cash, revenues and funds received by the Company from Company operations, (which shall include all Transferred Interests Proceeds and Transfer Shares Proceeds (as those terms are defined below)), less the sum of the following to the extent paid or set aside by the Company: (i) all principal and interest payments on indebtedness of the Company and all other sums paid to creditors; (ii) all cash expenditures incurred incident to the normal operation of the Company's business; and (iii) such Reserve, if any, as all of the members have agreed to in writing as reasonably necessary to the proper operation of the Company's business.
"Exchange Act."  The Securities Exchange Act of
1934, as amended, together with the rules and regulations promulgated thereunder.
"Economic Interest."  A Member's or Economic
Interest Owner's right to share in Net Profits, Net Losses and distributions of the Company's assets to the extent provided in this Agreement and the Act, but shall not include any right to vote on, consent to or otherwise participate in the management of the Company or any decisions by the Members by nature of the interest alone.

"Economic Interest Owner."  The owner of an
Economic Interest who or that is not a Member.
"Entity."  Any general partnership, limited
partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association or other business entity or any foreign trust or foreign business organization.
"Fiscal year."  The Company fiscal year, which
shall be the calendar year.
"Initial Capital Contribution."  The initial
contribution to the capital of the Company made by a
Member pursuant to this Agreement.
"Majority Interest." In the case of a vote or action
taken by all the Members, Membership Interests of
Members which, taken together, exceed fifty percent (50%)
of the aggregate of all Membership Interests in the case of
a vote or action taken by all the Members or, in the case of a Class of Members, the Membership Interests of any particular Class of Membership which, taken together exceed fifty percent (50%) of the aggregate of the
Membership Interests represented by that Class of
Members.
"Manager."  The Person serving pursuant to and
with the powers and responsibilities set forth in Article IV. The initial Manager shall be Watertone.
"Member."  Each of the parties who or that
execute a counterparts of this Agreement as a member in
the Company and each of the parties who may hereafter
become members of the Company as agreed to in writing
by all of the then-members in the Company.  If a Person is
a Member immediately prior to the purchase or other acquisition by such Person of a Membership Interest or an Economic Interest, such Person shall have all the rights of a Member with respect to such purchased or otherwise acquired Membership Interest or Economic Interest, as the
case may be.
"Membership Interest."  A Member's entire
interest in the Company, including such Member's
Economic Interest and the right to participate in the management of the business and affairs of the Company, including the right to vote on, consent to or otherwise participate in any decision or action of or by the Members pursuant to this Agreement or the Act.
"Net Losses."  The Company's losses computed
pursuant to Section 9.l.
"Net Profits."  The Company's net income
computed pursuant to Section 9.1.
"O.C.G.A."  Official Code of Georgia Annotated.
 "Person." Any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such "Person" where the context so permits. "Reserves." With respect to any fiscal period, funds set aside or amounts
allocated during such period to
reserves, which shall be maintained in amounts deemed sufficient as set forth in writing agreed to by all of the Members, for working capital and to pay taxes, insurance, debt service or other costs or expenses incident to the ownership or operation of the Company's business.
"Securities Act."  The Securities Act of 1933, as
amended, together with the rules and regulations
promulgated thereunder.
"Transfer." With respect to any Membership
Interest and Economic Interest, or any of the Transfer Shares, any sale, assignment, gift or any other disposition, or any pledge, hypothecation or other encumbrance, by a Member or Economic Interest Owner, as the case may be, whether voluntary, involuntary or by operation of law. "Transferred Interests Proceeds." All proceeds and other distributions of any nature whatsoever (in cash or any other property) received or entitled to be received by the Company on account of or with respect to the
Transferred Interests or any portion thereof or any right or interest therein and all payments received or entitled to be received by the Company (as damages following judgment, as settlement payments or otherwise) with respect to the Assignment, any enforcement thereof or on account of or with respect to any breach or violations thereof.
"Transfer Shares Proceeds."  All proceeds and
other distributions of any nature whatsoever (in cash or any other property) received or entitled to be received by the Company on account of or with respect to the Transfer
Shares or any portion thereof or any right or interest
therein.
"Transferring Member."  A Member or Economic
Interest Owner who or that Transfers for consideration or gratuitously all or any portion of its Membership Interest or Economic Interest.
"Treasury Regulations," "Regulations" or
"Treas. Reg."  The Federal Income Tax Regulations
promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
              Article II.
         FORMATION OF COMPANY
2.1       Formation.     On July 20, 2001, the
Members organized a limited liability company by having Articles of Organization filed with the Secretary of State of Georgia in accordance with the Act. It is the Members' intention that the Company is, and constitutes, a partnership for purposes of federal income taxation.
2.2       Further Filings. The Members shall
execute such further documents (including amendments to the Articles of Organization) and take such further action as is appropriate to comply with the requirements of law for the formation or operation of a limited liability company in Georgia.
2.3       Name.  The name of the Company is New
York Gaming, LLC.
2.4 Principal Place of Business. The principal place of business of the Company is 2412 Central Park
Avenue, Evanston, Illinois, 60201. The Company may locate its place of business and registered office at any other place or places as the Manager may from time to time, with the prior written consent of all of the Members, deem advisable.
2.5       Registered Office and Registered Agent.
The Company's initial registered office shall be at the office of its registered agent at 3350 Riverwood Parkway, Suite 1700, Atlanta, GA 30339, and the name of its initial registered agent at such address is S&H Atlanta, LLC. The registered office and registered agent may be changed from time to time by filing the address of the new registered office and/or the name of the new registered agent with the Secretary of State of Georgia pursuant to the Act and the applicable rules promulgated thereunder.
2.6 Business of the Company. The business of the Company is and shall be described in Article I in the definition of "Business."
2.7       Duration.  The Company shall have
perpetual duration but may be dissolved by the Members in accordance with Article XIV.
             Article III.
     Members; Membership Interests
3.1       Members.  The names and addresses, and
Classes of Membership of the Members are set forth in Exhibit "A" attached hereto and incorporated herein by reference. The initial Membership Interests of the Members are also set forth in Exhibit "A".
3.2       Classes of Members.  The Company has
two (2) Classes of Members. The Classes of Members are based on each component of the Business so that a Member's Economic Interest in the Company is reflected by the cash flow and profits from such Member's respective interests in each of the two (2) separate components of the Business. The Class of Membership for each Member is set forth on Exhibit "A." The distributions and allocations to the Members are based on the respective Member's Class of Membership. The Classes of Members are as follows:

Classes
Business Component
Class A                  Control,
                         Management and All Rights to
                         Receive Distributions from the
                         Proceeds of the Transfer Shares

Class B                  Control,
                         Management and All Rights to
                         Receive Distributions from the
                         Proceeds of Transferred Interests

3.3       Representation as to Investment.  Each
Member represents and warrants to each of the other
Members that it acquired its Membership and Economic
Interests for investment purposes only and not with an intention of reselling its Membership or Economic Interest.
3.4       Further Investment Representations.
Without limiting the scope of Section 3.3 above, each Class
A Member represents and warrants to the other Members as follows:
(a)       Such Class A Member understands
that: (i) the offering and sale of the Transfer Shares being issued and contributed to the Company as contemplated hereby are intended to be exempt from the registration requirements of the Securities Act; (ii) the Transfer Shares have not been registered under the Securities Act or any other applicable securities laws and such securities may be resold only if registered under the Securities Act and any other applicable securities laws or if an exemption from such registration requirements is available; and (iii) the issuer of the Transfer Shares (such issuer, "Issuer") is not required to register any sale or resale of any of the Transfer Shares under the Securities Act or any other applicable securities laws.
(b)       The Transfer Shares being issued
and contributed to the Company as contemplated hereby are being acquired by the Company for its own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws that may be applicable.
(c)       Such Class A Member is not an
affiliate (as such term is defined in the Securities Act) of Issuer.
(d)       Such Class A Member (i) has
sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment, through the Company, in the Transfer Shares and is capable of bearing the economic risks of such investment, including a complete loss of its investment, through the Company, in the Transfer Shares;
(ii) believes that its investment, through the Company, in the Transfer Shares is suitable for it based upon its objectives and financial needs, and it has adequate means for providing for its current financial needs and business contingencies and has no present need for liquidity of investment, through the

Company, with respect to the
Transfer Shares; (iii) has no present plan, intention or understanding, and has made no arrangement, to Transfer
(or to have the Company Transfer) any of the Transfer
Shares at any predetermined time or for any predetermined price; (iv) has not purchased, sold or entered into any put option, short position or similar arrangement with respect to (and has not caused or permitted the Company to purchase, sell or enter into any put option, short position or similar arrangement with respect to) the common stock of Issuer, and will not, for so long as the Company owns any of the Transfer Shares, purchase, sell or enter into any such put option, short position or similar arrangement (or cause or permit the Company to purchase, sell or enter into any such put option, short position or similar arrangement) in any manner that violates the provisions of the Securities
Act or the Exchange Act. Each of such Class A Member and the Company is an "accredited investor," as that term is defined in Rule 501(a) promulgated under the Securities Act.
(e)       No oral or written statements or
representations have been made to such Class A Member by or on behalf of Issuer in connection with the offering and sale of the Transfer Shares other than those expressly set forth in the Contribution Agreement, and such Class A Member is not (directly or through the Company as contemplated hereby and by the Contribution Agreement) subscribing for, or seeking to acquire, the Transfer Shares as a result of, or in response to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting.
(f)       Such Class A Member acknowledges
that the Securities Act restricts the transferability of securities, such as the Transfer Shares, issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereunder, and that the certificate representing the Transfer Shares will bear a legend in substantially the following form, by which the Company and each subsequent holder of such securities will be bound:
THE SECURITIES REPRESENTED BY THIS
CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE U.S.
SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES ACT"), OR ANY
OTHER APPLICABLE SECURITIES LAWS
AND HAVE BEEN ISSUED IN RELIANCE
UPON AN EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT AND SUCH SECURITIES
LAWS.  THE SECURITIES REPRESENTED
BY THIS CERTIFICATE MAY NOT BE
OFFERED, SOLD, PLEDGED OR
OTHERWISE TRANSFERRED OTHER
THAN (A) TO ALPHA HOSPITALITY
CORPORATION ("ALPHA") OR ANY
SUBSIDIARY THEREOF, (B) PURSUANT
TO RULE 144 UNDER THE SECURITIES
ACT,  (C) PURSUANT TO ANY OTHER
AVAILABLE EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT OR (D) PURSUANT TO
AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE SECURITIES
ACT.  THE HOLDER OF THIS
CERTIFICATE AGREES THAT IT WILL
GIVE TO EACH PERSON TO WHOM THIS
SECURITY IS TRANSFERRED

(UNLESS
SUCH SECURITY IS TRANSFERRED
PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT) A NOTICE
SUBSTANTIALLY TO THE EFFECT OF
THIS LEGEND.  IN CONNECTION WITH
ANY PROPOSED TRANSFER PURSUANT
TO CLAUSES (B) OR (C) ABOVE, ALPHA
MAY REQUIRE THAT THE TRANSFEROR
FURNISH IT WITH AN OPINION OF
COUNSEL CONFIRMING THAT SUCH
TRANSFER IS BEING MADE PURSUANT
TO AN EXEMPTION FROM, OR IN A
TRANSACTION NOT SUBJECT TO, THE
REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT.

(g)       Each Class A Member acknowledges
that as the common stock of Alpha is currently quoted on a
U.S. automated interdealer quotation system, Rule 144A
under the Securities Act may not be available with respect
to resale of the Transfer Shares.
              Article IV.
         Management by MANAGER
4.1       General.  Subject to Sections 4.2 and 4.3
below and the other applicable provisions of this
Agreement, the business and affairs of the Company shall
be managed by the Manager.  Except as otherwise provided
in this Agreement, all determinations, approvals and
actions affecting the Company and its business and affairs shall be determined, made, provided or authorized only by the Manager.  Provided, however, that, notwithstanding
anything contained herein to the contrary, the Manager
shall not be authorized to, and shall not, (A) without the prior written consent of all of the Members, (i) cause or allow the Company to engage in any business or activity
other than the Business or (ii) take or allow the Company
to take any action that would cause the Company to be or
become an "Affiliate" (as such term is defined in the
Catskill Operating Agreement) of Bryanston Group. Inc. ("Bryanston") or Alpha Monticello, Inc. ("Monticello") or
that would otherwise result in any prohibition or preclusion of payment or distribution to the Company of any of the proceeds related or attributable to the Transferred Interests,
(B) without the prior written consent of all of the Class A Members, (i) grant or permit to exist any Lien on or with respect to the Transfer Shares or the Transfer Shares
Proceeds (or any interest in either of the foregoing) or (ii) otherwise take any action detrimental to the Transfer
Shares or the Transfer Shares Proceeds (or any interest in either of the foregoing) or to the interests of any Class A Member in the Company or (C) without the prior written consent of all of the Class B Members, (i) grant or permit
to exist any Lien on or with respect to the Transferred Interests or the Transferred Interests Proceeds (any interest in either of the foregoing), (ii) grant or agree to any waiver, amendment or modification of, or any variance from, the Assignment or (iii) otherwise take any action detrimental to the Transferred Interests or or the Transferred Interests Proceeds (any interest in either of the foregoing) or to the interests of any Class B Member in the Company. The
Manager shall also oversee the day-to-day operations and administration of the Business, including signing of contracts.
4.2       Actions Requiring the Approval of All of
the Members.  Unless authorized in writing by all the
Class A and Class B Members, the Manager shall not have authority in the name of or on behalf of the Company or otherwise, and shall not:
     (a)       Sell, transfer, assign, alter, interfere,
     vote with respect to or otherwise
     manage or otherwise deal with the
     Transferred Interests, except in
     accordance with Section 4.3 and 4.5
     below;
(b)       Do any act that would make it
impossible to carry on the ordinary     business of the
Company;
(c)       Confess a judgment on behalf of the
Company;
(d)       Submit a claim or liability to
arbitration; or
(e)       Amend this Agreement.
4.3       Actions Involving the Transferred
Interests.   To the extent that the Company has the right to
vote, or to exercise any right of approval or consent on or with respect to any action taken or to be taken by Catskill that may, directly or indirectly, affect the Transferred Interests (including, without limitation, any distributions or proceeds to be received or derived therefrom) or otherwise take action with respect to the Transferred Interests (including, without limitation, the right to direct the transfer or assignment of the entire Transferred Interests (or any portion thereof) out of, from or by the Company or the exercise of any other right attendant or attributable to the Transferred Interests,) which right arises as a result of the Company's ownership of the Transferred Interests, only
Class B Members shall be entitled to vote whether or not and in what manner the Company should take exercise such right or take such action and to direct the Manager to exercise such right or take such actions in accordance with the direction of the Class B Members, and the Manager shall act in accordance with the directions of the Class B Member (if there be but one) or Class B Members holding a majority of the Economic Interests held by all Class B Members with respect to the exercise of such rights or the taking of such actions. However, this entitlement in no way shall be interpreted to give Class B Members the right to manage or control the operations of the Company;
provided, however, that if the Manager refuses or fails to so exercise such right or to otherwise take any such action with respect to the Transferred Interests in accordance with the written direction of the Class B Member or Members
(as contemplated above), then (notwithstanding anything contained herein to the contrary) any Member individually shall be authorized, empowered and entitled, acting for, on behalf of and in the name of the Company, to exercise such right or to otherwise take any such action with respect to the Transferred Interests, but only in accordance with such written direction.

4.4       Standard of Care.  The Manager shall
perform his duties in good faith and with that degree of
care that an ordinary prudent person in a like position
would use under similar circumstances.
4.5       Liability for Certain Acts.  Except as
herein provided, the Manager has not guaranteed and shall
not have any obligation with respect to the return of a Member's capital contributions or profits from the operation of the Company. The Manager shall not be liable
to the Company or to any Member for any loss or damage sustained by the Company or any Member, whether arising in tort, contract or otherwise, solely by reason of being a Manager, and acting or omitting to act in such capacity; provided, however, that the Manager shall be liable to the Company and the Members for all losses, damages and claims resulting from any failure of the Manager to comply with its obligations under this Agreement. The Manager shall be entitled to rely on the records required to be maintained under Article XI or on information, opinions, reports or statements, including but not limited to, financial statements or other financial data prepared or presented by:
(i) any one or more agents or employees of the Company,
(ii) legal counsel, public accountants or other Persons as to matters the Manager believes are within the relevant
Person's professional or expert competence, or (iii) information supplied by a Member or an Affiliate, so long as in so relying it shall be acting in good faith. The Manager shall not be considered to be acting in good faith if it has knowledge concerning the matter in question that would cause such reliance to be unwarranted.
4.6       Indemnity of Manager.  The Company
shall indemnify and hold harmless the Manager from and
against any and all claims and demands whatsoever related
to the performance of by the Manager of its duties and obligations hereunder; provided, however, that no indemnification may be made to or on behalf of the
Manager if a judgment or other final adjudication adverse
to the Manager establishes (a) that its acts were committed
in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated; (b) that it personally gained a financial profit or avoided a financial loss or obtained some other advantage to which it was not legally entitled; or (c) that it undertook acts that were not in the furtherance of the Business or were in breach or violations of its obligations under this Agreement. This indemnity includes reimbursement of actual and reasonable expenses incurred
in the defense of such matters.
4.7       Appointment and Removal of Manager.
The Manager may be appointed or removed by the
unanimous election of the Members.
              Article V.
Meetings of Members and Actions on Written
                Consent
5.1       Annual Meeting.  The annual meeting of
the Members shall be held on the First Tuesday in June at 11:00 A.M. or at such other time as shall be determined by unanimous resolution of all of the Members, commencing with the year 2002, for the purpose of transacting such business as may come before the meeting.

5.2 Special Meetings. Special meetings of the Members, for any purpose or purposes, unless otherwise indicated by the Act, may be called by the Manager or any Member or Members holding at least twenty-five percent
(25%) of the Membership Interests. Special meeting of any Class of Members, for any purpose or purposes, unless otherwise indicated by the Act, may be called by any Member or Members holding at least twenty-five (25%) of the Membership Interest of that Class of Membership.
5.3       Place of Meetings.  The Members may (by
unanimous resolution of all Members with respect to a meeting of Members or by unanimous resolution of all Members of a given Class of Members with respect to a meeting of Members of that Class of Members) designate any place, either within or outside the State of Georgia, as the place of meeting for any meeting of the Members or any Class of Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal place of business of the Company in the State of Georgia.
5.4       Notice of Meetings and Quorum.  For any
annual or special meeting, written notice stating the place, day and hour of the meeting and the purpose or purposes for which such meeting is called shall be delivered not less than ten (10) nor more than fifty (50) days before the date of such meeting, either personally or by mail, by or at the direction of the Person calling the meeting, to each Member, or to each Member in the Class of Members, as the case may be. If mailed, such notice shall be deemed to be delivered three (3) Business Days after being deposited in the United States mail, addressed to the Member at its address as it appears on the books of the Company, with postage thereon prepaid. A quorum, comprised of Members (present in person or represented by proxy) holding a majority of the Economic Interests for each Class of Members entitled to vote at the relevant meeting, shall be necessary for the conduct of any meeting of Members or Class of Members, as applicable.
5.5       Meetings of all Members.  If all of the
Members shall meet at any time and place, either within or outside of the State of Georgia, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any lawful action may be taken. If all of the Members in any particular Class of Members shall meet at any time and place, either within or outside of the State of Georgia, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any lawful action may be taken.
5.6       Record Date.  For the purpose of
determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any distribution, or in order to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed or the date on which the resolution declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section, such determination shall apply to any adjournment thereof.
5.7 Manner of Acting. The affirmative vote of Members holding a Majority

Interest shall be the act of the
Members, unless the vote of a greater or lesser proportion or number is otherwise required by the Act, by the Articles of Organization or by this Agreement. If a Majority
Interest cannot be reached with respect to any matter not covered by this Agreement, the Members agree to facilitate an agreement by mediation, or, if necessary, binding arbitration.
5.8       Proxies.  At all meetings of Members, a
Member may vote in person or by proxy executed in writing by such Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Manager of the Company before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in such proxy.
5.9       Action by Members Without a Meeting.
Action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by all of the Members required to approve such action and delivered to the Manager for inclusion in the minutes or for filing with the Company's records. Action taken under this Section is effective when the Members required to approve such action have signed the consent s, unless the consent specifies a different effective date. The record date for determining Members entitled to take action by written consent without a meeting shall be the date the first Member signs a written consent with respect to such action.
5.10      Waiver of Notice.  When any notice is
required to be given to any Member, a waiver thereof in writing signed by the Person entitled to such notice, whether before, at or after the time stated therein, shall be equivalent to the giving of such notice.
5.11      Meeting by Telephone.  Members may also
meet by conference telephone call if all Members can hear one another on such call and the requisite notice is given or waived.
              Article VI.
   Rights and Obligations of Members
6.1 Limited Liability. Except as otherwise set forth herein, no Member is liable for any debts, obligations or liabilities of the Company or any agent of the Company, whether arising in tort, contract or otherwise, solely by reason of being a Member or acting (or omitting to act) in such capacity or participating (as employee, consultant, contractor or otherwise) in the conduct of the business of the Company beyond their respective Capital
Contributions, except as provided by law. No Affiliate of a Member shall be liable for such Member's acts or failures to act or any other obligations under this Agreement except as provided by law.
6.2 List of Members. Upon written request of any Member, the Manager shall provide a list showing the names, addresses, Classes of Membership, Membership
Interests and Economic Interests of all Members and Economic Interest Owners and the other information required by O.C.G.A. 14-11-313 and maintained pursuant to Section

11.3.

6.3 Priority and Return of Capital. Except as may be expressly provided in this Section 6.3, or Article VIII or IX, no Member or Economic Interest Owner shall have priority over any other Member or Economic Interest Owner, either as to the return of Capital Contributions or as to Net Profits, Net Losses or distributions. The distributions, Net Profits and the Net Losses allocated to the Members in accordance with their Class of Membership may not be proportionate to their Membership Interests in the Company. Notwithstanding anything contained herein to the contrary, the holders (whether Members or Economic Interests Owners) of Class B Membership
Interests shall be entitled to all Transferred Interests Proceeds and the holders (whether Members or Economic Interest Owners) of Class A Membership Interests shall be entitled to all Transfer Shares Proceeds.
             Article VII.

Contributions to the Company and additional
   capital contributions; cash calls
7.1       Members' Capital Contributions.  The
Members shall make Initial Capital Contributions in
consideration for their initial Membership Interests, which
are set forth in Exhibit "A" attached hereto.
7.2       Additional Contributions.   To the extent
the Company incurs operating expenses or needs additional funds for the maintenance of the Company, the same shall be contributed by the Class A Members. The Class A
Members shall be entitled to reimbursement of such contribution by the other Members on a prorated basis.
Other than as stated above, however, no Member shall be required to make any additional capital contributions.
7.3       Limited Obligations of Members.  In no
event shall any Member have any obligation to any creditor, trustee in bankruptcy or receiver of the Company or any other Person not a party to this Agreement (other than successor, heirs and assigns of the Parties) for any such additional capital contributions.
7.4       Withdrawal or Reduction of Members'
Contributions to Capital.
     (a)       Except as otherwise provided herein
     to the contrary, a Member shall not
     demand or receive any return of such
     Member's Capital Contribution until
     all liabilities of the Company, except
     liabilities to Members on account of
     their Capital Contributions, have
     been paid or there remains property
     of the Company sufficient to pay
     them.
     (b)       A Member, irrespective of the nature
     of such Member's Capital

     Contribution, has only the right to
     receive distributions appropriate to
     such Member's Class of
     Membership in return for such
     Capital Contribution.
7.5 No Third Party Beneficiaries. This Article is for the sole benefit of the Company and the Members and for the sole purpose of funding the Business. Neither this Article nor this Agreement shall confer any rights or claims upon any third party not a party to this Agreement. No third party beneficiaries are intended whatsoever by the execution of this Agreement.
             Article VIII.
        Distribution to Members
8.1 Distributions. Distributable Cash and other distributions allocable to any Class of Members shall be distributed at such time or times as determined by the Members representing a Majority Interest in such Class of Members and shall be distributed in accordance with the Members' Class of Membership and Sections 3.2 and 6.3 hereof. Prior to the issue of a distribution to the Members and Economic Interest Owners in any particular Class of Membership, the Members representing a Majority Interest in that Class of Members must notify the Manager of the amounts or percentages that have been approved by that Class of Members and deliver written authorization and request of distribution to the Manager at least ten (10) Business Days prior to the intended date of distribution. Notwithstanding anything contained herein to the contrary, the Manager shall promptly (and, in any event, within five
(5) Business Days) following receipt of written direction from Members holding a majority of the Class B
Membership Interests, cause the Company to pay over to the holders of Economic Interests in Class B Membership Interests (in proportion to their respective holdings of Economic Interests in Class B Membership Interests) all of the Transferred Interests Proceeds received by the Company. Notwithstanding anything contained herein to the contrary, the Manager shall promptly (and, in any event, within five (5) Business Days) following receipt of written direction from Members holding a majority of the Class A Membership Interests, cause the Company to pay over to the holders of Economic Interests in Class A Membership Interests (in proportion to their respective holdings of Economic Interests in Class A Membership Interests) all of the Transfer Shares Proceeds received by the Company. If the Manager fails or refuses to make any distribution in accordance with the written instruction of either the Class A or Class B Members as contemplated above, then (notwithstanding anything contained herein to the contrary) any Member acting alone shall be authorized, empowered and entitled, acting for an on behalf of the Company, to cause the Company to pay over to the holders of Economic Interests in Class A or B Membership
Interests (in proportion to their respective holdings of Economic Interests in Class A or B Membership Interests), as the case may be, the requested distribution in accordance with such written instruction.
8.2       Limitation Upon Distributions.  No
distribution shall be made to

Members or Economic
Interest Owners if prohibited by O.C.G.A.  14-11-407.
8.3       Priority of Distributions. No Member or
Economic Interest Owner shall be entitled to interest on its Capital Contribution or to a return of its Capital Contribution, except as otherwise provided for herein. Distributions shall be in strict accordance with Section 8.1 hereof.
8.4 Withholding. The Manager is authorized to withhold from amounts to be distributed to any Member hereunder any withholding required by the Code or any provision of any statute or local tax law and pay such amounts to the Internal Revenue Service or other appropriate taxing authority. Any such amounts withheld shall be treated as having been distributed to such Member.

8.5       Distributions Upon Dissolution.   Upon the
occurrence of an event of dissolution as defined in Section 14.1, distributions shall be made as provided by Article
XIV.
8.6       Loans to Company.  Nothing in this
Agreement shall prevent any Member from making secured or unsecured loans to the Company by agreement with the Company, provided the same is consented to in writing by all of the other Members.
              Article IX.
              Allocations
9.1       Allocation of Net Profits and Net Losses.
As of the end of each Fiscal Year, and after giving effect to the special tax allocations set forth in Sections 9.2, 9.3 and 9.5, all Net Profits and Net Losses shall be allocated among the Members and Economic Interest Owners for federal income tax purposes in accordance with their Classes of Membership and the distributions that each Member or Economic Interest Owner received in that Fiscal Year.
9.2       Special Allocation of Gain and Loss Upon
Sale of Company's Property. Notwithstanding the provisions of Section 9.1 hereof and except as provided in Sections 9.3 and 9.4, items of income and gain resulting from the sale or exchange of any of the Company's property shall be specially allocated pursuant to Code
704 in the following manners:
(a)       Gain:
          (i)       First, to the Members and
          Economic Interest Owners in
          accordance with their
          Membership Interests, until
          the cumulative income and
          gain allocated pursuant to
          Sections 9.2 and 9.3 for the
          current year and all prior
          fiscal years are equal to the
          cumulative losses allocated to
          each of the Members for all
          prior fiscal years; and

          (ii)      Second, the balance shall be
          allocated in accordance with
          the respective Membership
          Interests of the Members and
          the Economic Interest
          Owners.

(b)       Loss.  Loss shall be allocated in
accordance with the respective Membership Interests of the Members and the Economic Interest Owners.
9.3       Qualified Income Offset; Minimum Gain
Chargeback; Losses Creating Negative Capital
Accounts.
     (a)       Except as provided in subsection (c)
     below, if any allocation of loss
     and/or deduction to a Member or
     Economic Interest Owner under the
     provisions of Section 9.1 or 9.2
     would cause or increase a deficit
     balance in such Member's or
     Economic Interest Owner's Capital
     Account as of the end of the
     Company's taxable year to which
     such allocation relates, taking into
     consideration reductions in capital
     accounts for any adjustments,
     allocations or distributions described
     in Treas. Reg. 1.704-
     1(b)(2)(ii)(d)(4), 1.704-
     a(b)(2)(ii)(d)(5) or 1.704-
     1(b)(2)(ii)(d)(6) in excess of the sum
     of (i) the amount of such Member's
     or Economic Interest Owner's
     obligation to restore such deficit
     Capital Account balance (pursuant to
     the terms of this Agreement) and (ii)
     the amount of such Member's or
     Economic Interest Owner's share of
     Minimum Gain determined pursuant
     to Treas. Reg. 704-1(b)(4)(iv)(f)
     which is treated as an amount such
     Member or Economic Interest
     Owner is obligated to restore, then
     such allocation of loss and/or
     deduction (or portion thereof) shall
     not be allocated to such Member or
     Economic Interest Owner.  Any
     allocation of loss or deduction
     disallowed pursuant to this
     subsection (a) shall be allocated to
     Members and Economic Interest
     Owners with positive Capital
     Accounts in proportion to their
     respective Economic Interests.  If
     any allocations of loss and/or
     deduction disallowed pursuant to this
     subsection (a) are reallocated to
     another Member or Economic
     Interest Owner, then there shall be
     specially allocated to the Member(s)
     or Economic Interest Owner(s)
     receiving such reallocation items of
     income or gain equal to the losses or
     deduction previously allocated
     hereunder.
     (b)       Except as provided in subsection (c)
     below, in the event any Member or
     Economic Interest Owner
     unexpectedly receives any
     adjustments, allocations or
     distributions described in Treas. Reg.
     1.704-1(b)(2) (ii)(d)(4), l.704-
     l(b)(2)(ii)(d)(5) or 1.704-
     l(b)(2)(ii)(d)(6) that cause such
     Member or Economic Interest
     Owner to have a deficit Capital
     Account at the end of any Fiscal
     Year which is in excess of the sum
     of (i) the amount such Member or
     Economic Interest Owner is
     obligated to restore under the terms
     of this Agreement, and (ii) the
     amount of such Member's or
     Economic Interest Owner's share of
     minimum gain determined pursuant
     to Treas. Reg. 1.704-1(b)(iv)(f)
     ("Minimum Gain"), which is
     treated as the amount such Member
     or Economic Interest Owner is
     obligated to restore, then items of
     income and gain shall be specially
     allocated to such Members or
     Economic Interest Owners in an
     amount and manner sufficient to
     eliminate the deficit balances in their
     respective Capital Accounts created
     by such adjustments, allocations or
     distributions as quickly as possible.
     (c)       Notwithstanding any other provision
     of this Section 9.3, if there is a net
     decrease in Minimum Gain during
     any Fiscal Year, each Member and
     Economic Interest Owner who or
     that would otherwise have a deficit
     balance in his or its Capital Account
     as of the end of such Fiscal Year
     shall be specially allocated items of
     Net Profits and gain for such Fiscal
     Year (and if necessary subsequent
     Fiscal Years) in an amount and
     manner sufficient to eliminate such
     deficit as quickly as possible.  The
     items to be allocated shall be
     determined in accordance with
     Treas. Reg. 1.704-1(b)(4)(iv)(e).
     This subsection (c) is intended to
     comply with the Minimum Gain
     chargeback requirement of such
     section of the Regulations and shall
     be interpreted consistently therewith.
     (d)       The items of income or gain
     pursuant to this Section 9.3 are
     intended to comply with certain
     requirements of Treas. Reg. 1.704-
     1(b) ("Regulatory Allocations").
     Notwithstanding any other
     provisions of this Section (other than
     the Regulatory Allocations), in
     computing subsequent allocations of
     Net Profits pursuant to this Section,
     the net amount of any item so
     allocated, and the Net Profits, Net
     Losses and all other items allocated
     to each Member or Economic
     Interest Owner pursuant to this
     Section 9.3 shall, to the extent
     possible, be equal to the net amount
     that would have been allocated to
     each such Member or Economic
     Interest Owner pursuant to the
     provisions of this Section if such
     unexpected adjustments, allocations,
     or distributions had not occurred.
9.4       Priority Returns.  Priority returns as
described in Section 6.3 shall not be treated as guaranteed payments under Section 707(c) of the Code.
9.5       Compliance With Code 704(b) and
704(c). The provisions of this Article are intended to comply with Code 704(b) and 704(c), and Treas. Reg. 1.704-1(b), as amended. In the event any provision hereof is inconsistent with such Regulation, the provision of such Regulation shall apply and shall be deemed a part hereof.
9.6 Overriding Allocations. Notwithstanding anything to the contrary contained in this Article IX or elsewhere in this Agreement, unless otherwise prohibited by the Code, (i) all profits, losses, deductions and other allocations associated with or attributable to the Transferred Interests or the Transferred Interests Proceeds shall be allocated to the holders (whether Members or Economic Interest Owners) of the Class B Membership Interests and (ii) all profits, losses, deductions and other allocations associated with or attributable to the Transfer Shares or the Transfer Shares Proceeds shall be allocated to the holders (whether Members or Economic Interest
Owners) of the Class A Membership Interests.
              Article X.
  COMPENSATION AND REIMBURSEMENTS OF
        MEMBERS and the Manager
10.1      Compensation.  Except as otherwise
expressly provided herein, the Members, the Manager and their Affiliates shall not be entitled to compensation in connection with rendering any services to or for the Company.
10.2      Out-of-Pocket Reimbursements.  Direct
and reasonable out-of-pocket costs and expenses incurred by the Members and/or Manager on behalf of the Company will be reimbursed by the Company. These expenses are Company expenses as opposed to expenses of Members.
              Article XI.
     ACCOUNTING, BOOKS, AND RECORDS
11.1      Accounting Method.  The Company will
maintain its books and records on such basis of account as the Members shall unanimously determine. Nevertheless, the Company's books and records shall be maintained in accordance with generally accepted accounting principles applied on a consistent basis.
11.2      Accounting Period.  The Company's
accounting period shall be the calendar year.
11.3      Records, Audits and Reports.  At the
expense of the Company, the Manager shall maintain records and accounts of all operations and expenditures of the Company. The Company shall keep at its principal place of business the following records:
     (a)       A current list of the full name and
     last known address of each Member
     and Economic Interest Owner;
     (b)       Copies of records to enable a
     Member to determine the relative
     voting rights, if any;
     (c)       A copy of the Articles of
     Organization of the Company and all
     amendments thereto;

     (d)       Copies of the Company's federal,
     state and local income tax returns
     and reports, if any, for the three (3)
     most recent years;
     (e)       Copies of the financial statements of
     the Company for the three (3) most
     recent years.
11.4      Additional Books and Records.  The
Company shall also keep, at the Company's expense, full, complete and accurate books of account and other records showing the assets, liabilities, costs, expenditures, receipts and such other matters as are required by the Code. Such books of account will be the property of the Company, will be kept in accordance with sound accounting principles and procedures consistently applied and will be open to reasonable inspection and examination by the Members and their duly authorized representatives. Such books of account will be maintained at the principal office of the Company or at such other place as the Members may unanimously determine.
11.5 Financial Statements. Within one hundred twenty (120) days following the end of each Fiscal Year, the Manager shall cause annual statements to be prepared and delivered to each Member for such Fiscal Year.
11.6      Tax Returns.  The Manager shall cause the
Company's tax returns and other governmental returns and reports to be prepared and timely filed. The Manager shall deliver copies of Schedule K-1 of Form 1065 (or a comparable schedule) and other necessary tax information for each Fiscal Year to each Member no later than ninety
(90) days after the end of such Fiscal Year.
11.7      Tax Matters Person.  The Manager is
hereby designated the Tax Matters Person of the Company as provided in Treasury Regulations pursuant to Code
Section 6231. The Tax Matters Person shall represent the Company (at the expense of the Company) in connection with all examinations of the affairs of the Company by any foreign, federal, state or local tax authorities, including any resulting administrative and judicial proceedings, and expend funds of the Company for professional services and costs associated therewith. The provisions on limitation of liability of the Manager and indemnification set forth in
Section 4.7 hereof will be fully applicable to the Tax
Matters Person in such capacity.

             Article XII.
            Transferability
12.1      General Prohibition.  No Transfer of any
Membership Interest or other interest in the Company shall be made unless such Transfer is registered or exempt from registration under the Securities Act and all applicable federal and state securities laws. Additionally, no Transfer of any Membership Interest or other interest in the Company shall be made without the consent of all of the Members; provided, however, that each Member shall be deemed to have consented to the Transfer by any Member of its Membership Interest or other interest in the Company to any Affiliate of such Member. If a disposition of any Membership Interest is made pursuant to the terms of this Agreement as a Transfer or otherwise, the transferee, including any Affiliate of a Member, shall, upon compliance with the provisions of Section 12.2, succeed to the transferred Membership Interest. Any attempted
Transfer without the necessary approval shall result only in the conveyance of an Economic Interest and nothing further. Notwithstanding anything herein to the contrary, no transfer of a Member's Membership Interest shall be permitted to occur if such transfer would cause the Company to terminate under I.R.C. Section 708(b)(1)(B).
12.2 Conditions of Substituted Membership. Notwithstanding any provision of this Agreement to the contrary, no transferee (whether pursuant to a Transfer or any other assignment) of any Membership Interest or other interest in the Company will become a substituted Member in the Company (a "Substitute Member") until all of the following conditions have been satisfied:
     (a)       the Members must have consented to
     such Transfer or other assignment,
     which consent may not be
     unreasonably withheld;
     (b)       the transferor Member must have
     executed a written instrument of
     transfer of such Membership Interest
     or other interest in form and
     substance reasonably satisfactory to
     each of the other Members;
    (c)       the transferee (unless already a
    Member) must have executed a
    written agreement, in form and
    substance reasonably satisfactory to
    each of the Members, to assume all of
    the duties and obligations of the
    transferor Member under this
    Agreement and to be bound by and
    subject to all of the terms and
    conditions of this Agreement;
     (d)       the transferor Member and the
     transferee must have executed a
     written agreement, in form and
     substance reasonably satisfactory to
     each of the Members to indemnify
     and hold the Company and the non-
     transferring Members harmless from
     and against any loss or liabilities
     arising out of the Transfer;
     (e)       the transferee must have executed a
     power of attorney and such other
     documents and instruments as any of
     the Members may
     deem necessary to
     effect the admission of the transferee
     as a substituted Member;
     (f)       upon request by any other Member,
     the transferor Member must have
     delivered to the Company a written
     opinion of counsel for the Company
     or of other counsel reasonably
     satisfactory to such other Member
     (which opinion shall be obtained at
     the expense of the transferor
     Member) that such transfer will not
     result in (i) a violation of applicable
     law or this Agreement, (ii) the
     Company being classified as an
     association taxable as a corporation
     or (iii) the Company being deemed
     terminated pursuant to Code Section
     708 or any comparable future section
     of the Code; and
     (g) unless otherwise waived by the non-transferring Members, the transferee or transferor must have paid the expenses incurred by the Company in connection with the admission of the transferee to the Company.
A transferee who has validly received a
Membership Interest pursuant to this Agreement, but does not become a substituted Member, shall be an Economic Interest Owner only and shall be entitled to receive only that portion of the distribution or allocations to which its transferor would otherwise be entitled. In the case of a transfer by a Member, such transferee will not be entitled to vote on any question regarding the Company, and its Membership Interest will not be considered to be outstanding for voting purposes until the transferee has become a substituted Member.
12.3 Right to Purchase Residual Rights. Upon and contemporaneously with any sale or gift of a Member's Economic Interest that does not at the same time transfer the balance of the rights associated with the Economic Interest transferred by the transferring Member (including, without limitation, the rights of the transferring Member to vote on, consent to or otherwise participate in the management of the business of the Company), the Company shall purchase from the transferring Member, and the transferring Member shall sell to Company for a purchase price of $10.00, all remaining rights and interests retained by the transferring Member that immediately prior to such sale or gift were associated with the transferred Economic Interest.
12.4      Successors as to Economic Rights.
References in this Agreement to Members shall also be deemed to constitute a reference to Economic Interest
Owners where the provision relates to economic rights and obligations. By way of illustration and not limitation, such provisions would include those regarding Capital
Accounts, distributions, allocations and contributions. A transferee who or that validly receives an Economic
Interest pursuant to this Agreement shall succeed to the transferor's Capital Contributions and Capital Account to the extent related to the Economic Interest transferred, regardless of whether such transferee becomes a Substituted Member.
12.5      Restrictions on Resignation.  Except as
agreed to in writing by all of the
other Members, no
Member may, nor shall any Member, resign or withdraw from the Company or take any other action to terminate, or that would result in the termination of, the Company. In the event a Member does resign or withdraw in violation of the foregoing provision, (i) the Company shall not be obligated to distribute or otherwise pay any amount to such Member, (ii) such Member shall be deemed to have forfeited any rights to legal or beneficial ownership of his or its Membership Interest; and (iii) the Company and the remaining Members may recover from such Member damages for breach of this Agreement.
             Article XIII.
          Substitute Members
Any transferee acquiring the Membership Interest of a Member as permitted under Article XII shall be deemed admitted as a Substitute Member with respect to the Membership Interest transferred concurrently with the effectiveness of the Transfer (provided that such transferee, unless already a Member, shall, as a condition to such admission, execute a counterpart of this Agreement, agreeing to be bound by the terms and condition hereof), and such Substitute Member shall be entitled to all of the rights and benefits under this Agreement of the transferor of such Membership Interest. No purported Transfer of any Membership Interest in violation of the terms of this Agreement (including any Transfer occurring by operation of law) shall vest the purported transferee with any rights, powers or privileges hereunder, except the related
Economic Interest, and no such purported transferee shall be deemed for any purposes as a Member hereunder or have any right to vote or consent with respect to Company matters, to inspect Company records, to maintain derivative proceedings, to maintain any action for an accounting or to exercise any other rights of a Member hereunder or under the Act. A Substitute Member shall have the rights and obligations of the former Member whose Membership
Interest he or it acquired.
             Article XIV.
      Dissolution and Termination
14.1      Dissolution.
     (a)       The Company shall be dissolved
     upon the occurrence of any of the
     following events:
               (i)       By the unanimous
               written agreement of
               all of the Members; or
               (ii)      Upon the withdrawal,
               removal, bankruptcy,
               insolvency, death or
               incompetence of a
               Member, the sale or
               redemption of a
               Member's entire
               Membership Interest,
               or the occurrence of
               any other event that
               terminates the
               continued
               membership of a
               Member in the
               Company pursuant to
               O.C.G.A.

               14-11-601
               or any other provision
               of the Act (a
               "Withdrawal
               Event"), unless the
               business of the
               Company is
               continued by the
               consent of all the
               remaining Members
               within ninety (90)
               days after the
               Withdrawal Event
               and there is at least
               one (1) remaining
               Member.  Each of the
               Members hereby
               agrees that within
               sixty (60) days after
               the occurrence of a
               Withdrawal Event
               (and provided that
               there is then at least
               one (1) remaining
               Member of the
               Company), they will
               promptly consent, in
               writing, to continue
               the business of the
               Company.  Each of
               the Members further
               agrees promptly to
               consent, in writing, to
               continue the business
               of the Company upon
               a sale or gift either of
               a Member's entire
               Economic Interest to
               which all of the
               remaining Members
               do not consent within
               forty-five (45) days
               after the occurrence
               of such a sale or gift,
               or upon a sale or gift
               of a Transferring
               Member's entire
               Membership Interest.
               Such consents shall
               be mailed or hand
               delivered to the
               principal place of
               business of the
               Company set forth in
               Section 2.4 hereof (or
               to such other address
               designated by the
               Manager) no later
               than forty-five (45)
               days after each
               Withdrawal Event or
               transfer by a Member
               of its entire Economic
               Interest or
               Membership Interest.
               The sole remedy for
               breach of a Member's
               obligation to consent
               to continue the
               business of the
               Company under this
               Section shall be
               money damages (and
               not specific
               performance).
     (b)       Notwithstanding anything to the
     contrary in this Agreement, if a
     Member or Members owning
     Membership Interests that in the
     aggregate constitute not less than
     Sixty Percent (60%) of each Class of
     Membership Interests vote to
     dissolve the Company at a meeting
     of the Company pursuant to Article
     V, then all of the Members shall
     agree in writing to dissolve the
     Company as soon as possible (but in
     any event not more than ten (10)
     days thereafter).
     (c)       If a Member who is an individual
     dies or a court of competent
     jurisdiction adjudges him to be
     incompetent to manage his person or
     his property, the Member's executor,
     administrator, guardian, conservator
     or other legal representative may
     exercise all of such Member's rights
     for the purpose of settling his estate
     or administering his property.

     (d)       Except as expressly permitted in this
     Agreement, a Member shall not
     voluntarily withdraw or take any
     other voluntary action that directly
     causes a Withdrawal Event.  Unless
     otherwise approved by Members
     owning Membership Interests that in
     the aggregate constitute not less than
     Sixty Percent (60%) of each Class of
     Membership Interests, a Member
     who or that withdraws (a
     "Withdrawing Member") or whose
     Membership Interest is otherwise
     terminated by virtue of a Withdrawal
     Event, regardless of whether such
     Withdrawal Event was the result of a
     voluntary act by such Member, shall
     not be entitled to receive any
     distributions to which such Member
     would have been entitled had such
     Member remained a Member.
     Damages for breach of this Section
     14.1(d) shall be monetary damages
     only (and not specific performance),
     and such damages may be offset
     against distributions by the Company
     to which the Withdrawing Member
     would otherwise be entitled.
14.2 Effect of Dissolution. Upon dissolution, the Company shall cease to carry on its business, except as permitted by O.C.G.A. 14-11-605. Upon dissolution, the Members shall file a statement of commencement of winding up pursuant to O.C.G.A. 14-11-606 and publish the notice permitted by O.C.G.A. 14-11-608.
14.3      Winding Up, Liquidation and
Distribution of Assets.
     (a)       Upon dissolution, an accounting
     shall be made by the Company's
     independent accountants of the
     accounts of the Company and of the
     Company's assets, liabilities and
     operations, from the date of the last
     previous accounting until the date of
     dissolution.  The Members shall
     immediately proceed to wind up the
     affairs of the Company.
     (b)       If the Company is dissolved and its
     affairs are to be wound up, the
     Members shall:
               (i)       Sell or otherwise
               liquidate all of the
               Company's assets as
               promptly as
               practicable (except to
               the extent the
               Members may
               determine to
               distribute any assets
               to the Members in
               kind, provided, that
               (A) if the Members
               holding a majority of
               the Class A
               Membership Interests
               so elect (regardless of
               any vote or objection
               by any other
               Member), the
               Transfer Shares shall
               be distributed to the
               holders of Class A
               Membership Interests
               (whether Members or
               Economic Interest
               Owners) in proportion
               to their respective
               Class A Membership
               Interests and (B) if
               the Members holding
               a majority of the
               Class B

               Membership
               Interests so elect
               (regardless of any
               vote or objection by
               any other Member),
               the Transferred
               Interests shall be
               distributed to the
               holders of Class B
               Membership Interests
               (whether Members or
               Economic Interest
               Owners) in proportion
               to their respective
               Class B Membership
               Interests);
               (ii)      Allocate any profit or
               loss resulting from
               such sales to the
               Members and
               Economic Interest
               Owners in accordance
               with Article IX
               hereof;
               (iii)     Discharge all
               liabilities of the
               Company, including
               liabilities to Members
               and Economic
               Interest Owners who
               or that are creditors,
               to the extent
               otherwise permitted
               by law, other than
               liabilities to Members
               and Economic
               Interest Owners for
               distributions, and
               establish such
               Reserves as may be
               reasonably necessary
               to provide for
               contingent liabilities
               of the Company; and
               (iv)      Distribute the
               remaining assets (if
               any) in the following
               order:
                    (1)       If any assets
                    of the
                    Company are
                    to be
                    distributed in
                    kind, the net
                    fair market
                    value of such
                    assets as of the
                    date of
                    dissolution
                    shall be
                    determined by
                    independent
                    appraisal or by
                    agreement of
                    all of the
                    Members.
                    Such assets
                    shall be
                    deemed to
                    have been sold
                    as of the date
                    of dissolution
                    for their fair
                    market value,
                    and the
                    Capital
                    Accounts of
                    the Members
                    and Economic
                    Interest
                    Owners shall
                    be adjusted
                    pursuant to the
                    provisions of
                    this
                    Agreement to
                    reflect such
                    deemed sale.
                    (2)       The positive
                    balance (if
                    any) of each
                    Member's and
                    Economic
                    Interest
                    Owner's
                    Capital
                    Account (as
                    determined
                    after taking
                    into account
                    all Capital
                    Account
                    adjustments
                    for the
                    Company's
                    taxable year
                    during which
                    the liquidation
                    occurs) shall
                    be distributed
                    to the
                    Members and
                    Economic
                    Interest
                    Owners, either
                    in cash or in
                    kind, as
                    determined by
                    all of the
                    Members,
                    with any
                    assets
                    distributed in
                    kind being
                    valued for this
                    purpose at
                    their fair
                    market value.
                    Any such
                    distributions
                    to the
                    Members and
                    Economic
                    Interest
                    Owners in
                    respect of
                    their
                    respective
                    Capital
                    Accounts shall
                    be made in
                    accordance
                    with the time
                    requirements
                    set forth in
                    Section 1.704-
                    1(b)(2)(ii)(b)(
                    2) of the
                    Treasury
                    Regulations.
     (c)       Notwithstanding anything to the
     contrary in this Agreement, upon a
     liquidation within the meaning of
     Section 1.704-1(b)(2)(ii)(g) of the
     Treasury Regulations, if any
     Member or Economic Interest
     Owner has a deficit Capital Account
     (after giving effect to all
     contributions, distributions,
     allocations and other Capital
     Account adjustments for all taxable
     years, including the year during
     which such liquidation occurs), such
     Member or Economic Interest
     Owner shall have no obligation to
     make any Capital Contribution to the
     Company, and the negative balance
     of such Capital Account of such
     Member or Economic Interest
     Owner shall not be considered a debt
     owed by such Member or Economic
     Interest Owner to the Company or to
     any other Person for any purpose
     whatsoever.
     (d)       Upon completion of the winding up,
     liquidation and distribution of the
     assets, the Company shall be deemed
     terminated.
     (e)       The Members shall comply with any
     applicable requirements of
     applicable law pertaining to the
     winding up of the affairs of the
     Company and the final distribution
     of assets.
14.4      Certificate of Termination.  When all
debts, liabilities and obligations of the Company have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and assets of the Company have been distributed to the Members and Economic Interest Owners, a Certificate of Termination shall be executed and filed with the Georgia Secretary of State in accordance with O.C.G.A. 14-11-610.

              Article XV.

       Miscellaneous Provisions
15.1      Application of Georgia Law.  This
Agreement, and the application and interpretation hereof, shall be governed exclusively by its terms and by the laws of State of Georgia, and specifically the Act. EACH OF
THE PARTIES EXPRESSLY WAIVES ITS RIGHT
TO A JURY TRIAL WITH RESPECT TO ANY SUIT,
LITIGATION OR OTHER JUDICIAL PROCEEDING
REGARDING THIS AGREEMENT OR ANY
DISPUTE HEREUNDER OR RELATING HERETO.
15.2      No Action for Partition.  No Member or
Economic Interest Owner has any right to maintain any action for partition with respect to the property of the Company; provided, that the foregoing shall not in any manner limit the right of any Member or Economic Interest Owner to enforce any of the terms of this Agreement.
15.3      Execution of Additional Instruments.
Each Member hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any applicable laws, rules or regulations.
15.4      Acceptance of Prior Acts by New
Members. Each Person who becomes a Member, by becoming a Member, ratifies, affirms and confirms, and agrees to be bound by, all actions duly taken by the Company, pursuant to the terms of this Agreement, prior to the date such Person becomes a Member.
15.5      Construction.  Whenever the singular
number is used in this Agreement and when required by the context; the same shall include the plural and vise versa, and the masculine gender shall include the feminine and neuter genders and vice versa. References in this Agreement to "herein," "hereof," or "hereunder" or references of similar import refer to this Agreement as a whole and not to any Article, Section, or other division of this Agreement. Unless otherwise provided herein, any reference to any Article or Section is reference to such Article or Section of this Agreement.
15.6 Headings. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
15.7 Waivers. The failure of any Party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.
15.8      Rights and Remedies Cumulative.  The
rights and remedies provided in this Agreement are cumulative, and the use of any one right or remedy by any Party shall not preclude or waive the right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the Parties may have by law, statute, ordinance or otherwise.
15.9      Severability.  If any provision of this
Agreement or the application thereof to any Person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.
15.10 Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective heirs, legal representatives, successors and assigns.
15.11 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company.
15.12     Counterparts.  This Agreement may be
executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
15.13     Federal Income Tax Elections.  All
elections required or permitted to be made by the Company under the Code shall be made by the Manager as determined in his or her sole discretion; provided, however, that no such election that would adversely effect any Member shall be made without the written consent of such Member. For all purposes permitted or required by the Code, the Members constitute and appoint Manager as the Tax Matters Person until such other Person shall be so designated by the Members owning a majority of each Class of Membership Interests.
15.14     Notices.  Any and all notices, offers,
demands or elections required to be made under this Agreement ("Notices") shall be in writing, signed by the Party giving such Notice and shall be deemed given and effective (i) when hand-delivered (either in person by the Party giving such notice, or by its designated agent, or by commercial courier) or (ii) on the third (3rd) Business Day (as evidenced by proof of mailing) following the date such Notice is deposited, postage pre-paid, certified mail, return receipt requested, with the United States Postal Service, and addressed to the intended Party at such Party's respective address as set forth on Exhibit "A" hereto, or at such other address as the such Party may have hereafter designated by Notice to the Party giving such first-mentioned Notice).
15.15     Amendments.  Any amendment to this
Agreement shall be made in writing and signed by all of the Members.
15.16 Provisions Conflicting with the Act. If any particular provision herein is construed to be in conflict with the provisions of the Act, the Act shall control and such invalid or unenforceable provisions shall not affect or invalidate the other provisions hereof, and this Agreement shall be construed in all respects as if such conflicting provision were omitted.
15.17 Banking. All funds of the Company shall be deposited in its name in an account or accounts as shall be designated from time to time by the Manager with the written consent of Members holding a majority of each Class of Membership Interests. All funds of the Company shall be used solely for the business of the Company, subject, however, to the terms of this Agreement. Except as herein otherwise provided, all withdrawals from the Company bank accounts shall be made only upon a check signed by the Manager or by such other Person(s) as the Members holding a majority of each Class of Membership Interests may designate from time to time.
15.18 Title to Property. All real and personal property owned by the Company shall be owned by the Company as an entity, and, to the extent permitted by applicable law, no Member shall have any ownership interest in such property in his or its individual name or right, and each Member's interest in the Company shall be personal property for all purposes. The foregoing shall in no manner limit the right of the Members to elect to cause, or to cause, the Company to distribute the Transferred Interests, the Transferred Interests Proceeds, the Transfer Shares or the Transfer Shares Proceeds as provided in
Article IV or VIII of this Agreement.
15.19     Authority of the Manager and Members
to Engage in Other Business.  The Manager and any
Member may engage in and/or possess an interest in other business ventures, independently or with others, that do not compete with the Company.
15.20     Indemnification and Exculpation of
Members.
(a)       No Member shall be liable to the
Company, to any Member or to any Economic Interest
Owner for or as a result of any act, omission or error in judgment that was taken, omitted,or made by such Member in accordance with the standards established by the Act. In any proceeding brought in the right of the Company or brought by or on behalf of Members, a Member shall have no liability for damages other than for willful misconduct or a knowing violation of the criminal law.
Notwithstanding anything contained in the foregoing to the contrary, each Member shall be and remain liable to the Company and each other Member for any breach or violation by such Member of this Agreement.
(b)       The Members shall be indemnified
and held harmless by the Company from any liability resulting from any act performed by or omission made by them on behalf of the Company, except for acts or omissions of gross negligence or willful misconduct, to the fullest extent allowed under the Act; provided, however, that no Member shall be entitled to indemnification for any damages, liabilities or claims arising from or occasioned by any breach or violation of this Agreement by such Member.
15.21     Indemnification for Breach.

(a)       Each of the parties to this
Agreement, including the Manager, (an "Indemnifying
Party") shall indemnify and hold harmless each other party to this Agreement and its respective directors, officers, employees, agents and affiliates and the heirs, estates, executors, legal representatives, successors and assigns of any of the foregoing (all of the foregoing, collectively, an "Indemnified Party") from and against, and shall reimburse each Indemnified Party for, any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation) (all of the foregoing, collectively, "Losses") that have been suffered or incurred by such Indemnified Party and that have resulted from, or been occasioned by, (a) any breach or violation by the Indemnifying Party of any of its representations, warranties, covenants and other agreements set forth herein or (b) any claim asserted by any third party that, if true, would constitute a breach or violation by the Indemnifying Party of any of its representations, warranties, covenants and other agreements set forth herein (any such claim, a "Third-Party Claim").
(b)       If any Indemnified Party shall
receive notice of, or otherwise become aware of the assertion of, a Third-Party Claim with respect to which such Indemnified Party intends to seek indemnification under this Section 15.21, then such Indemnified Party shall give prompt written notice thereof to the Indemnifying
Party, which notice shall include or be accompanied with a copy of any summons, complaint or other written evidence of such Third-Party Claim to the extent that such summons, complaint or other written evidence has been received by such Indemnified Party or by any attorney or other agent thereof. The failure of an Indemnified Party to give such notice or to give such notice promptly shall not relieve the Indemnifying Party of its obligation to indemnify such (or any other) Indemnified Party under this Section 15.21 except to the extent that the failure to give such notice or the delay in giving such notice has materially prejudiced the Indemnifying Party in its ability to defend against such Third-Party Claim. The Indemnifying Party shall, with counsel selected by it (which selection shall be subject to the approval of the Indemnified Parties, such approval not to be unreasonably withheld or delayed), be entitled to defend against and settle any Third Party Claim; provided, however, that its right to do so shall be conditioned upon its having confirmed in writing to the Indemnified Parties its obligation to indemnify them with respect to such Claim
(any such confirmation, a "Notice to Indemnify") and, provided, further, however, that the Indemnifying Party shall not be entitled to enter into any settlement of any such Claim without the prior written consent of the Indemnified Parties, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything contained herein to the contrary, the Indemnifying Party's obligation to indemnify the Indemnifying Parties against any Third-Party Claim shall be conditioned upon the Indemnifying Parties providing full and timely cooperation in the defense of such Claim, which cooperation shall include, without limitation, furnishing such records, information and testimony, and attending such conferences, discovery proceedings, hearings, trials and appeals, as may reasonably be requested by the Indemnifying Party.
(c)       Notwithstanding anything contained
herein to the contrary, except
as provided in the next
following sentence, the Indemnifying Party shall not be obligated to indemnify any Indemnified Party for, or otherwise pay, any attorneys' fees or other legal or related costs (or any costs of any investigation) suffered or incurred by any Indemnified Party in connection with any Third-Party Claim after the Indemnified Parties receive any Notice to Indemnify with respect to such Claim; provided, however, that, if, after giving any Notice to Indemnify, the Indemnifying Party reverses its position and claims that it is not required to indemnify the Indemnified Parties against the Third-Party Claim, then, in the event the Indemnifying Party is obligated hereunder to indemnify the Indemnified Parties with respect to such Claim, the Indemnifying Party shall bear and pay the reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation, incurred by the Indemnified Parties after the Indemnifying Party has reversed its position and claimed that it is not required to indemnify the Indemnified Parties against such Claim. Notwithstanding the foregoing, if there is a legitimate and good faith conflict of interest between the Indemnifying Party and the Indemnified
Parties in connection with the defense of any Third-Party Claim so that one counsel or law firm could not properly represent both parties in connection with such defense, the Indemnifying Party, in the event it is obligated hereunder to indemnify the Indemnified Parties with respect to such Claim, shall bear and pay the reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation, incurred by the Indemnified Parties in connection with such defense, regardless of whether the Indemnifying Party has given a Notice to Indemnify. However, under no circumstances shall the Indemnifying Party be obligated to pay for the attorneys' fees or related legal fees of more than one attorney or law firm for or on behalf of one or any group of the Indemnified Parties.
15.22     Entire Agreement.  This Agreement
constitutes the entire agreement between or among the Parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements (written or oral) between or among them respecting such subject matter. It is agreed and understood, however, that this Agreement is not intended to supersede or amend the Contribution Agreement, which shall remain in full force and effect in accordance with its terms. There are no representations, arrangements, understandings or agreements, oral or written, between or among the Parties hereto relating to such subject matter except those fully expressed herein. No waiver of any provision hereof will be valid or binding on any Party hereto unless such waiver is in writing and signed by or on behalf such Party, and no waiver on one occasion shall be deemed to be a waiver of the same or any other provision hereof.
15.23     Determination of Matters Not Provided
For In This Agreement. The Members holding a majority of each Class of Membership Interests shall decide any questions arising with respect to the Company and this Agreement that are not specifically or expressly provided for in this Agreement.
15.24     Further Assurances.  The Members each
agrees to cooperate, and to execute and deliver in a timely fashion any and all additional documents necessary, to effectuate the purposes of the Company and this Agreement.

15.25     Time.  TIME IS OF THE ESSENCE OF
THIS AGREEMENT, AND TO ANY PAYMENTS,
ALLOCATIONS AND DISTRIBUTIONS SPECIFIED
UNDER THIS AGREEMENT.

IN WITNESS WHEREOF, this Agreement is
executed by the Members effective as of __________, 2001.
MEMBERS:

WATERTONE HOLDINGS, LP          ALPHA _____________ CORPORATION
By: BKB, LLC,
Its General Partner


_____________________________      _____________________________
Name:  Robert A. Berman                 Name:
Thomas Aro
Title:    Managing Member               Title:
Executive Vice President

ACCEPTED AND AGREED TO BY THE MANAGER:

WATERTONE HOLDINGS, LP
By: BKB, LLC
Its General Partner


______________________________
Name:  Robert A. Berman
Title: Managing Member

              EXHIBIT "A"





MEMBERS  ADDRESS                        INTEREST               CLASS

Watertone Holdings, LP
Attn:  Scott Kaniewski                  52%                     Class A
2412 Central Park Avenue
Evanston, Illinois  60201

Alpha _____ Corporation
Attn:  Thomas Aro                       48%                     Class B
12 E. 49th Street
New York, New York  10017

                             EXHIBIT B

         ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT
("Agreement") is made as of ________, 2001, by Watertone Holdings, LP ("Assignor"), a Delaware limited partnership, in favor of New York Gaming, LLC ("Assignee"), a Georgia limited liability company.

WHEREAS, Catskill Development, L.L.C.
("Catskill") was formed in 1995 as a New York limited liability company to develop real property for three business components (the "Business Components"), which are: (1) casino and wagering operations on trust land (the "Casino Component"); (2) harness, horse racing and other pari-mutuel and gaming operations
(the "Horse Racing Component"); and (3) real estate ownership, development and operations, inclusive of amusement, entertainment, retail, hotel, office and residential structures (the "Real Estate Component");

WHEREAS, Assignor is a party to a First Amended
& Restated Operating Agreement (as it may at the relevant time have been amended, modified, supplemented or otherwise changed, the "Catskill Operating Agreement") of Catskill Development, L.L.C. ("Catskill"), dated as of
January 1, 1999, which provides, inter alia, for distributions and allocations to members based on their respective percentage interests in three separate Business
Components after the prior payment of the Senior
Obligation (as defined in the Catskill Operating
Agreement) and of outstanding loans (if any) and the prior return of Preferred Capital Contributions and Priority
Returns (as those terms are defined in the Catskill
Operating Agreement);

WHEREAS, under the Catskill Operating
Agreement, Assignor is a Voting Member (as such term is defined in the Catskill Operating Agreement) and currently holds a 29.167% economic interest in the Casino
Component (the "Casino Interest") and a 25% economic interest in the Horse Racing Component (the "Horse
Racing Interest," and collectively with the Casino Interest, the "Transferred Interests") which, subject to the payment of the Senior Obligation and of outstanding loans (if any) and the prior return of Preferred Capital Contributions and Priority Returns, entitle the holder of such economic interests to the relative percentage allocations and distributions attributable to the respective Business Components in which such interests exist; and

WHEREAS, pursuant to a certain Contribution
Agreement (the "Contribution Agreement"), dated as of
August 10, 2001, by and between Assignor and Alpha Hospitality Corporation ("Alpha"), (a) Assignor and Alpha agreed to form Assignee as set forth in the Operating Agreement (the "LLC Operating Agreement"), dated as of even date herewith, by and between Assignor and Alpha Designee (as defined in the Contribution Agreement) providing for the operation of Assignee and (b) Assignor agreed to assign all of its right, title and interest in the Transferred Interests to Assignee as provided for herein.

NOW, THEREFORE, in consideration of
foregoing premises and the covenants and other agreements set forth in the Contribution Agreement and the LLC
Operating Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assigner, intending to be bound hereby, agrees as follows:

1.        Assignment. Assignor does
hereby sell, assign, convey, transfer and set over unto, and does contribute to, Assignee all of Assignor's present and future rights, title and interests in, to, under and with respect to the Transferred Interests, as such Interests are set forth or described in Section 4.5 and the other provisions of the Catskill Operating Agreement, and any and all contracts, agreements, documents or instruments entered into thereunder and any and all proceeds
(which shall include, without limitation, any and all awards in any litigation or other proceeding attributable or allocated to such Interests) with respect to any of the foregoing, together with all documents and instruments evidencing any of such right, title and interest, free and clear of any Lien, which, for purposes of this Agreement, means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever, including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation or any financing lease having substantially the same economic effect as any of the foregoing and any contractual or other restriction on sale or other disposition and any competing interest.
2.          Representations and
Warranties. Assignor represents and warrants to Assignee that:

     (A)       Assignor currently holds a 29.167%
     economic interest in the Casino
     Component and a 25% economic
     interest in the Horse Racing
     Component and is a Voting Member
     (as such term is defined in the
     Catskill Operating Agreement);
     (B)       Assignor is a limited partnership,
     duly organized, validly existing and
     in good standing under the laws of
     the State of Delaware and
     has all
     requisite partnership power and
     authority to execute and deliver this
     Agreement and perform the terms
     and provisions of this Agreement to
     be performed by it and has taken all
     necessary partnership action to
     authorize the execution, delivery and
     performance of this Agreement by it
     and to consummate the transactions
     contemplated hereby to be
     performed by it.  No other
     proceedings on the part of Assignor,
     and no consent of the members or
     partners in Watertone is required, for
     the valid execution and delivery by
     Assignor of this Agreement or the
     performance and consummation by
     Assignor of the transactions
     contemplated by this Agreement to
     be performed by it.  Assignor has
     duly executed this Agreement, this
     Agreement constitutes the legal,
     valid and binding obligations of
     Assignor, enforceable against
     Assignor in accordance with its
     terms, except as enforceability may
     be limited by applicable bankruptcy,
     insolvency, reorganization,
     moratorium or similar laws affecting
     the enforcement of creditors' rights
     generally and by general principles
     of equity (regardless of whether
     enforcement is sought in a
     proceeding in equity or at law).
     Assignor has all requisite power and
     authority and legal right to enter into
     and carry out the transaction
     contemplated hereby; and
     (C)       The execution, delivery and
     performance of this Agreement by
     Assignor and the consummation by
     Assignor of the transactions
     contemplated hereby to be
     performed by it do not and will not
     (i) violate any provision of, or
     contravene the applicable provisions
     of, any law, statute, rule, regulation,
     order, writ, injunction, judgment or
     decree of any Governmental
     Authority (as defined in the
     Contribution Agreement) to which
     Assignor is a party or to or by which
     Assignor or any of its property or
     assets is subject or bound, (ii)
     violate, result in a breach of or
     constitute a default (which has not
     been waived or consented to) or give
     rise to an event of acceleration under
     the Catskill Operating Agreement or
     any other contract, lease, loan or
     credit agreement, mortgage, security
     agreement, trust indenture or other
     agreement or instrument to which
     Assignor is a party or by which it is
     bound or to which any of its
     properties or assets is subject, nor
     result in the creation or imposition of
     any Lien of any kind upon any of the
     properties or assets of, or interests in, Assignor (including, without limitation, the Transferred Interests),
     (iii) violate any provision of the
     organizational documents of
     Assignor or Catskill, (iv) preclude
     (pursuant to Section 4.1(d) of the
     Catskill Operating Agreement or
     otherwise) the distribution or
     payment to Assignee of any of the
     proceeds or revenues from the
     Casino and Wagering Operations
     component of the Business (as those
     terms are used in the Catskill

     Operating Agreement) that would be
     payable to Assigner on account of,
     for or with respect to the Transferred
     Interests if the same had not been
     transferred to Assignee as
     contemplated hereby or (v) result in
     the loss, termination or forfeiture by
     Assignor of any voting, management
     or similar rights or benefits pursuant
     to Section 11.3 of the Catskill
     Operating Agreement or otherwise.
                 3.   Miscellaneous.
   (A)          Expenses.  Assignor will bear
   all of its own expenses in connection
   with the preparation and negotiation of
   this Agreement and the consummation
   and performance of its obligations
   hereunder and thereunder.
   (B)          Indemnification.  Assignor shall
   indemnify and hold harmless Assignee
   from and against, and shall reimburse
   Assignee for, any and all damages,
   liabilities, costs, claims, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and other costs of collection or enforcement) that have been suffered or incurred and that have resulted from, or been occasioned by, any breach or violation by Assignor of any of its covenants, representations, warranties and other agreements set forth herein.
   (C)          Notices.  All notices, demands,
   requests, consents, approvals and other
   communications (collectively,
   "Notices") required to be given
   hereunder shall be in writing and shall
   be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid, or delivered by reputable overnight air courier service with charges prepaid, or transmitted by facsimile, addressed as set forth below, or to such other address as the Person for which such Notice is intended shall have specified most recently by written notice given in accordance with this subsection (C):
    (I)  if to Assignor, to:
          Watertone Holdings, LP
          c/o Scott Kaniewski
          2412 Central Park Avenue
          Evanston, IL 60201
          Facsimile No.: (847) 328-4032

     with a copy thereof (which shall not
     constitute notice) simultaneously and
     similarly sent to:
          Stites & Harbison
          Attn:  William W. Hopson

          3350 Riverwood Pkwy, Ste 1700
          Atlanta, GA  30339
          Facsimile No.: (770) 850-7070

          (II)  if to Assignee, to:
          New York Gaming, LLC
          c/o Scott Kaniewski
          2412 Central Park Avenue
          Evanston, IL 60201
          Facsimile No.: (847) 328-4032

     with a copy thereof (which shall not
     constitute notice) simultaneously and
     similarly sent to:
          Alpha Hospitality Corporation
          12 East 49th Street
          New York, New York 10017
          Attention: Thomas Aro, Secretary
          Facsimile No.: (212) 750-5171

          and

          Parker Duryee Rosoff & Haft
          529 Fifth Avenue
          New York, New York 10017
          Attention: Herbert F. Kozlov,Esq.
          Facsimile No.: (212) 972-9487

Any Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile with receipt confirmed.  Any Notice otherwise
sent as provided herein shall be deemed given on the third
(3rd) Business Day following the date mailed or on the next Business Day following delivery of such notice to a reputable overnight air courier service.
  (A)          Entire Agreement.  This Agreement
  constitutes the entire agreement of
  Assignor with respect to the subject
  matters hereof and supersedes all prior
  and contemporaneous agreements,
  representations, understandings,
  negotiations and discussions of
  Assignor, whether oral or written, with
  respect to such subject matter.
  (B) Amendment and Waiver. This Agreement may not be amended, modified or waived except by a writing executed by the entity against
  which such amendment, modification or
  waiver is sought to been enforced;
  provided, that no amendment,
  modification or waiver shall be effective
  as against Assignee unless such
  amendment, modification or waiver has
  also been agreed to in writing by
  Assignee.  Waivers may be made in
  advance or after the right waived has
  arisen or the breach or default waived
  has occurred.  Any waiver may be
  conditional.  No waiver of any breach of
  any agreement or provision herein
  contained shall be deemed a waiver of
  any preceding or succeeding breach
  thereof nor of any other agreement or
  provision herein contained.  No waiver
  or extension of time for performance of
  any obligation or act shall be deemed a
  waiver or extension of the time for
  performance of any other obligation or
  act.
  (C)          Assignment.  This Agreement and the
  rights, duties and obligations hereunder
  may not be assigned or delegated by
  Assignor without the prior written
  consent of Assignee.  Any purported
  assignment or delegation by Assignor of
  rights, duties or obligations hereunder
  made without the prior written consent
  of Assignee shall be void and of no
  effect.  This Agreement and the
  provisions hereof shall be binding upon
  and enforceable against Assignor and its
  successors and assigns and shall inure to
  the benefit of and be enforceable by
  Assignee and its successors and assigns.
  Assignee may, without the consent or
  approval of Assignor, assign this
  Agreement and/or any rights or benefits
  hereunder (including, without limitation,
  the right to enforce this Agreement or
  sue, and recover damages or settlement
  proceeds, on account of any violation or
  breach hereof), and any assignee
  contemplated by the foregoing shall
  succeed to all of the rights and benefits
  so assigned to it.
  (D)          Severability.  The terms and provisions
  of this Agreement shall be deemed
  severable, and the invalidity or
  unenforceability of any term or
  provision hereof shall not affect the
  validity or enforceability of this
  Agreement or of any other term or
  provision hereof.  Furthermore, in lieu of
  any such invalid or unenforceable term
  or provision, there shall be added as a
  part of this Agreement a provision as
  similar in terms to such invalid or
  unenforceable provision as may be
  possible and be valid and enforceable.
  (E)          Further Assurances.  Assignor, upon the
  request from time to time of Assignee,
  shall do all such further acts and
  execute, acknowledge and deliver all
  such further instruments and documents
  as may be necessary or desirable to carry
  out, effectuate and/or evidence or
  memorialize the transactions
  contemplated by this Agreement.
  (F)          Titles and Headings; Interpretation.
  Titles, captions and headings of the
  Sections of this Agreement are for
  convenience of reference only and shall
  not affect the construction of any
  provision of this Agreement.  Whenever
  the singular number is used in this
  Agreement and when required by the
  context, the same shall include the plural
  and vice versa, and the neuter, masculine
  and feminine gender of any pronoun or
  possessive shall include all other
  genders.  Unless otherwise provided
  herein, references herein to any Section
  are references to the corresponding
  Section of this Agreement.  Use of the
  terms "herein," "hereof" or "hereunder"
  or similar terms shall refer to this
  Agreement as a whole and not to any
  particular Section or other provision of
  this Agreement.
  (G)          GOVERNING LAW and JURY
  WAIVER.  THIS AGREEMENT
  SHALL BE GOVERNED BY,
  INTERPRETED UNDER AND
  CONSTRUED IN ACCORDANCE
  WITH THE INTERNAL LAWS OF
  THE STATE OF NEW YORK
  APPLICABLE TO AGREEMENTS
  MADE AND TO BE PERFORMED
  WHOLLY WITHIN SUCH STATE,
  WITHOUT GIVING EFFECT TO
  PRINCIPLES OF CONFLICTS OF
  LAWS THEREOF.   ASSIGNOR
  expressly waives its right to a
  jury trial with respect to any
  suit, litigation or other judicial
  proceeding REGARDING this
  Agreement or any dispute
  hereunder or relating hereto.
  Any dispute under or with respect to this Agreement shall be determined before the state or federal courts situated in the City, County and State of New York, which courts shall have exclusive jurisdiction over and with respect to any such dispute, and Assignor hereby irrevocably submits to the jurisdiction of such courts. Assignor hereby agrees not to raise any defense or objection, under the theory of forum non conviens or otherwise, with respect to the jurisdiction of any such court.





IN WITNESS WHEREOF, Assignor has, by a
representative thereof thereunto duly authorized, signed this Assignment Agreement as of the date first written above.

                    WATERTONE HOLDINGS LP
                    By:  BKB, LLC
                    Its:  General Partner
                    By:




                    Name:     Robert A. Berman
                    Title:    Managing Member

ACKNOWLEDGMENT:

State of New York     )
                                    ss.:
County of New York )

          On the ____ day of ______________, 2001, before
me, the undersigned, personally appeared Robert A.
Berman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed same in his capacity, and that by his signature on the instrument, the individual, or the entity upon behalf of which the individual acted, executed the instrument.


____________________________
NOTARY

                           Exhibit c-1





         Employment Agreement

            By and Between

    Alpha Hospitality Corporation

                  And

            Robert Berman

This EMPLOYMENT AGREEMENT (the
"Agreement") is made as of ___________, 2001, by and
between Alpha Hospitality Corporation (the
"Company"), a corporation duly organized and existing
under the laws of the State of Delaware, with offices at 12
East 49th Street, New York, New York 10017, and Robert
Berman ("Employee"), an individual residing at 875
West Lakeshore Drive, Rockhill, New York  12775.
WHEREAS, pursuant to a certain Contribution
Agreement (the "Contribution Agreement"), dated as of
August 10, 2001, by and between the Company and
Watertone Holdings, LP ("Watertone"), the Company and
Watertone have agreed to form a limited liability company
under the name New York Gaming LLC (the "LLC") and
Watertone has agreed to transfer and contribute to the LLC
a portion of its interest in Catskill Development, LLC
("Catskill");
 WHEREAS, Employee has been a principal in
Watertone, and pursuant to the Contribution Agreement,
and as part of, the transactions contemplated thereby, the
Company has agreed to employ Employee as provided
herein; and
WHEREAS, Employee desires to be employed by
the Company in accordance with the terms and conditions
hereinafter set forth; and
WHEREAS, the Company is willing to employ
Employee in accordance with such terms and conditions;
NOW THEREFORE, in consideration of the
foregoing premises and the mutual agreements, covenants,
terms and conditions set forth herein, the parties agree as
follows:
1.      Employment; Title; Duties and
Responsibilities.
(a)          The Company hereby agrees to employ
Employee, and Employee hereby agrees to serve the
Company, on the terms and conditions set forth herein,
as the President of the Company, with such powers,
authorities, responsibilities and duties as may be
assigned to him from time to time by any Senior
Officer (as hereinafter defined) or the Board of
Directors of the Company (the "Board").
(b)          During the Term (as hereinafter defined),
Employee shall, during business hours, devote all of his
time, energy, skills, expertise, knowledge and abilities
on an exclusive basis to the performance of his duties
and obligations hereunder and shall, consistent with
Company's Policies (as hereinafter defined) and as
directed or requested from time to time by the Board or
any Senior Officer, diligently, conscientiously and in
good faith render and perform such services in such
areas and places as are so directed or requested of him
to carry out his duties; provided, however, that the
foregoing shall not be deemed to prohibit Employee,
outside of normal business hours, from engaging in any
other business activities that do not
conflict or interfere
with his obligations to the Company or its Affiliates (as
hereinafter defined) as set forth in this Agreement.
Employee, at all times during the Term, shall adhere to
and obey all Company Policies that have been
furnished or provided to him or of which he has
otherwise become or been made aware.  For purposes
of this Agreement, "Company Policies" means,
collectively, the practices, rules, procedures and polices
of the Company as in effect from time to time, whether
or not set forth in writing in any Company manual or
other directive or as may be imposed on the Company
under applicable law, and "Senior Officer" means (if
other than Employee) the Chairman of the Board, the
Chief Executive Officer and the President of the
Company.  Without limiting the effect or generality of
the foregoing, Employee shall at all times during the
Term:
  (1)       faithfully, diligently and timely perform such
duties, and exercise such powers, as may from time
to time be assigned to, or vested in, him by the
Board or any Senior Officer;
  (2)       obey all lawful and reasonable directions of
the Board or any Senior Officer;
  (3)       use his best efforts and endeavors to promote
the interests of the Company and its Affiliates;
  (4)       keep the Board (or such persons(s) as may
have been designated from time to time by the
Board) promptly and fully informed (in writing if so
requested) of his conduct of the business and affairs
of the Company and provide such explanations as
the Board may from time to time request;
  (5)       subject to the proviso in the first sentence of
Section 1(b) above, devote all of his professional
and business time to the conduct of the business of
the Company (and, if so requested by the Board or
any Senior Officer, one or more of its Affiliates)
and to the performance of his duties hereunder;
  (6)       not at any time engage in any self dealing or
conflict of interest that is material to the Company
or any of its Affiliates or to any client, customer,
supplier or vendor of the Company or of any of its
Affiliates; and
  (7)       not at any time make any materially untrue or
misleading statement relating to the Company or
any of its Affiliates or to any client, customer,
supplier or vendor of the Company or of any of its
Affiliates.
(c)          In addition, Employee shall perform such
other functions for the Company, including taking
positions with Affiliates and performing duties on their
behalf, as may be assigned to him from time to time by
the Board or any Senior Officer.  As used in this
Agreement, "Affiliate" of any person means any entity
(1)
that such person (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) controls, (2) that (directly or indirectly through one or more subsidiaries or other entities, or by contract, overlapping directors or management or otherwise), controls such person or is under common control with such person, (3) in which such person
(directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) owns (of record or beneficially) or holds, or otherwise has the right to vote, at least a five per cent (5%) of the equity interest thereof or therein, (4) that, individually or with others with which it is acting as a group or with a common goal, (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) owns (of record or beneficially) or holds, or otherwise has the right to vote, at least a ten per cent
(10%) of the equity interest of or in such person, (5) for which such person, if an individual, is serving or acting as an officer, employee, sales agent or representative, consultant or adviser or in any similar capacity or (6) for which such person, if an individual, is acting or serving as a member of its board of directors or other governing body. Notwithstanding anything contained herein to the contrary, Employee shall not be obligated hereunder to devote more time to performing his duties hereunder to the Company and/or its Affiliates than is generally expected of other executives of the Company.
(d) Employee further agrees to devote his best efforts to assist the Company in obtaining financing that is in the amount and has terms and conditions
(including, but not limited to, annual interest rate, repayment schedule, maturity date, conversion terms, prepayment premium or penalty and other terms) that are acceptable to the Board; provided, that the foregoing obligation shall not apply if and to the extent that the Company (on account of the Company's receipt of payments relating to any pending litigation or otherwise) has no reasonable need for such financing.
(e) It is the Company's anticipation that, during the Term of this Agreement, Employee will be nominated as a candidate for election to the Board at each annual meeting of stockholders of the Company.
Employee, however, understands that the selection of candidates to be nominated for election to the Board is reserved to the discretion of the Board and that the election of members to the Board is determined by vote of the Company's stockholders and that there can therefore be no assurance that Employee will be nominated for election to the Board or, even if so nominated, will be elected to the Board.
(f) Notwithstanding anything contained herein to the contrary, Employee shall not, except as otherwise expressly authorized by the Board, (1) hire or retain any employee or consultant or similar person or entity by or on behalf of the Company or any of its Affiliates or (2) otherwise cause the Company to incur, or incur on behalf of the Company or any of its Affiliates, any expenditure or liability or group of related expenditures or liabilities.

(g) The Company shall reimburse Employee for all reasonable expenses expended by Employee in connection with the investigation of Employee (as an officer or director of the Company) or any finding or determination of suitability of Employee (as an officer or director of the Company) by any Gaming Authority
(as defined in the Contribution Agreement).
2.           Term of Employment.
       (a) The term of employment (the "Term") of Employee under this Agreement commences as of the date hereof (the "Commencement Date"), and shall thereafter continue (subject to earlier termination as provided in Section 8 hereof) for a fixed period of thirty-six (36) consecutive months (the "Fixed Period").
            (b) Employee agrees to exclude, release and waive any right to any payment and claim in respect of unfair or illegal dismissal if the Fixed Period expires without this Agreement or his employment hereunder being renewed or extended or if this Agreement is terminated and the Company pays Employee such sum of money as is equivalent to the remuneration due to Employee for the remainder of the unexpired Fixed Period, exclusive of any deferred compensation, bonus or other discretionary compensation that has not been granted to Employee prior to such termination and exclusive of any other amount or consideration that may be payable hereunder or pursuant hereto (excepting such amount or consideration, if any, as has accrued and become payable prior to such termination), including, without limitation, on account of or with respect to any insurance or other fringe benefits (provided, that the foregoing shall not limit Employee's rights to obtain from any insurance company or similar third party benefits that arose or accrued prior to such termination).
3.      Travel.
            Travel during Employee's employment shall be in accordance with Company Policies as in effect from time to time. Employee shall be entitled to reimbursement for employment-related travel in accordance with Section 5 below.
4.           Compensation.
(A) As compensation for his services and in consideration for Employee's covenants contained in this Agreement, the Company shall pay to Employee a salary that on an annualized basis will equal Three
Hundred Thousand Dollars ($300,000). Such annual salary shall be payable in equal installments on a bi-weekly basis and in accordance with Company Policies and shall be subject to applicable federal, state and local withholdings and deductions. Notwithstanding anything contained herein to the contrary, all salary due hereunder shall accrue and be deferred and shall not be payable until five (5) business days after the date on which the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing (as hereinafter defined) (the date on which the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing is hereinafter referred to as the "Financing Date"), and on the fifth (5th) business day following the Financing Date all salary that is payable hereunder to Employee and that has theretofore accrued and been deferred hereunder shall become payable;
provided, however, that, if this Agreement or Employee's employment hereunder shall expire or terminate prior to the Financing Date, then no salary theretofore accrued or deferred hereunder shall be payable to Employee unless (i) negotiations with respect to the Qualified Financing shall have commenced prior to such expiration or termination and
(ii) the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing within ninety (90) days following such expiration or termination. As used herein, "Qualifying Financing" means financing that is in an amount at least equal to the Threshold Amount (as hereinafter defined) and is subject to such terms and conditions (including, but not limited to, annual interest rate, repayment schedule, maturity date, conversion terms, prepayment premium or penalty and other terms) as the Board, in its sole and absolute discretion (which shall not be subject to judicial or other review), deems adequate and appropriate to justify the termination of the deferral of salary to Employee as provided above, and "Threshold Amount" means an amount
(determined based upon the net amount actually received by the Company), that, when added to the aggregate net proceeds or distributions that have been actually received by the Company with respect to the PPE Litigation (as defined in the Contribution
Agreement) or any similar litigation (whether as the result of any judgment entered therein or settlement thereof), equals ten million dollars ($10,000,000).
(B) The Company shall be entitled to withhold from any payments due hereunder taxes, FICA, contributory insurance participations and other normal deductions, all in accordance with Company Policies.
5.          Expense Reimbursement.
       The Company shall, consistent with Company
Policies, reimburse Employee for reasonable out-of-pocket business expenses incurred by him in his performance of services hereunder to or for the Company or any Affiliate of the Company, upon submission of reasonable documentation therefor.
6.           Option Awards.
            The Company shall grant to Employee an option (the "Option") to purchase up to 251,536 shares (collectively, the "Option Shares") of the common stock of the Company (the "Common Stock"), par value $.01 per share, with an exercise price of twenty-four dollars and nine-one cents ($24.91) per share. The Option shall be subject to an option agreement in the form attached hereto as Exhibit A.
7.           Other Benefits.
(A)          Subject to his qualifying therefor and
complying with all relevant Company Policies, Employee shall be entitled to participate in all benefit plans, retirement plans, programs and arrangements of the Company, if any, made available to its officers or generally to its employees, on a basis at least equal to that extended to other senior management employees of the Company.
(B) Employee shall be entitled to twenty (20) days per year paid vacation and five (5) paid personal days in accordance with the Company Policies in effect from time to time. Unused vacation and personal days may not be carried over to a subsequent year, and the Company shall have no obligation to compensate
Employee for any unused vacation or personal days upon the expiration or earlier termination of this Agreement or Employee's employment hereunder.
3.           Early Termination.
(a)          Employee's employment under this
Agreement shall terminate upon the occurrence of any one of the following events or conditions:
(1)          Employee's death;
Employee's inability substantially to perform his duties and fulfill his responsibilities hereunder due to disability, illness or mental incompetency having a duration of at least twenty (20) consecutive business days or existing for any sixty (60) business days in any period of 200-consecutive business days (any of the foregoing, a "Disability");
(A) Any conviction of Employee of any
criminal offense punishable with or by six (6) months or more imprisonment (regardless of whether Employee is actually imprisoned or sentenced to imprisonment); (B) any conviction of or finding against Employee of fraud, embezzlement, theft, misappropriation or any other defalcation relating to the Company or any of its Affiliates or any customer, client, vendor or supplier of the Company or any of its Affiliates; (C) any finding that Employee has engaged in any legally prohibited discrimination or harassment with respect to any employee, agent or representative of the Company or any of its Affiliates; (D) any conviction of or finding against Employee, whether judicial or administrative, that has or has had, in the reasonable discretion of the Board, a materially adverse effect on the Company or any of its Affiliates (including, without limitation, upon the reputation thereof) or on Employee or his conduct or performance of his duties hereunder;
(E) any willful misconduct, gross negligence or substance abuse by Employee that has or has had a materially adverse effect on the Company or any of its Affiliates (including, without limitation, upon the reputation thereof) or on Employee or his conduct or performance of his duties hereunder; or (F) Employee being found subject to an event that would lead to disclosure in Item 7 of Form BD of the Securities and Exchange Commission (any termination on account of any of the events or circumstances set forth in this clause (3) or in the following clauses (4), (5), (6) or (7) shall be deemed a termination for or with "Cause");
Any finding or determination by or of any governmental agency or regulatory authority that Employee is not qualified or suitably to serve as an officer of the Company or any of its Affiliates or any other legal prohibition against Employee serving as an officer of the Company or any of its Affiliates;
Any breach or violation by Employee of any of his representations and warranties set forth in
Section 9 below or any breach by Employee of any of his obligations under Section 10 or 12 below.
Any breach or violation by Employee of any of his other representations, warranties, covenants or other agreements set forth herein (other than under circumstance leading to termination under one or more of the prior clauses of this Section
8) and the failure of Employee to cure such breach or violation within ten (10) days following receipt of written notice (any such notice, a "Breach Notice") from the Company identifying such breach or violation and demanding that such breach or violation be cured; provided however, that no notice needs to be given, and no such cure period shall apply, with respect to any breach or violation that is identical to, or of the same general or basic type or nature as, a prior breach or violation with respect to which Employee had been given a Breach Notice (a) on at least two (2) prior occasions or (b) within the thirty (30) business days next proceeding such breach or violation, in which case the Company shall have the right to immediately terminate this Agreement without giving any notice or allowing for any cure period;
At the discretion of the Company, at any time prior to the lapse of eighteen months (18) months from the Commencement Date, provided that the Qualifying Financing has not yet been obtained; or
At the discretion of Employee, upon at least sixty (60) days' prior written notice to the Company.
(a)          If a circumstance contemplated by Section
8(a) arises, Employee's employment shall terminate without the need for notice of termination from the

Company (other than as expressly provided for in clauses (6) or (8) thereof, as applicable). In such event, no amounts due hereunder shall be payable, except for Employee's base salary accrued hereunder through the date of termination, subject, however, to the last sentence of Section 4(a) above.
(b) Any dispute arising regarding the existence, extent or continuance of a Disability shall be resolved within 90 days by the determination of three individuals who are licensed to practice medicine in the State of New York, one to be selected by the Company, one by Employee and the third by the two physicians so selected; and any determination made by a majority of such individuals shall be determinative and binding on the parties hereto. In connection with any such determination, each of the parties shall bear the costs and expenses of the physician selected by it or him, and the parties shall share the costs and expenses of the third physician.
(c) On the expiration or earlier termination of this Agreement for any reason whatsoever, Employee shall resign (and without any further action on the part of Employee, shall be deemed to have resigned) from any and all offices and positions that he may have or hold with the Company or any of its Affiliates and from the Board.
1.           Representations and Warranties of
Employee. Employee hereby represents and warrants to the Company, in order to induce the Company to enter into this Agreement and employ him hereunder, as follows:
(a)         Employee has not been convicted of any
felony or any other criminal offense that is punishable with or by six (6) months or more imprisonment (regardless of whether Employee has actually been imprisoned or sentenced to imprisonment).
(b) Employee is under no contractual or other impediment to undertake the offices and/or employment provided or contemplated hereunder or otherwise to perform hereunder and that, by so doing, he will not be in violation of any commitment, agreement or obligation to any other person or entity.
2.   Confidential/Proprietary Information;
Non-Solicitation; Non-Competition.
     (a)         During the Term and
     thereafter, Employee shall, and shall
     cause each and all of his agents,
     representatives and Affiliates:
(1) to treat all Confidential Information (as hereinafter defined) in the strictest confidence;

(2)         not to disclose, publish, distribute,
disseminate, reproduce, utilize or make accessible in any manner or in any form any Confidential
Information other than in connection with performing the services required of Employee under this Agreement; and
(3) not to reproduce, retain, copy, publish, plagiarize, appropriate or otherwise utilize (as a model, precedent, form, template or otherwise), or refer to in way, any of the Company's marketing materials, forms of letters or agreements or other business documents or any part or portion of, or excerpt from, any of the foregoing.
(b)         As used herein, "Confidential
Information" means any proprietary, confidential and/or other non-public information of, relating to or regarding the business or interests of the Company or any of its Affiliates, including, without limitation, (1) any trade secrets, know-how, databases, company policies, procedures and techniques, correspondence, agreements, negotiations, offering packages, business descriptions and profiles, business plans, financial information, product literature and technical projects of, regarding or relating to the Company or any of its Affiliates or the business, operations, products and/or services of the Company or any of its Affiliates, (2) any research datum, result or report regarding the Company or any of its Affiliates or any aspects of the business, operations, business dealings, prospects or financial condition or financial results of the Company or any of its Affiliates, (3) any report, analysis, study, invention, process or other work product developed by, for or on behalf of the Company or any of its Affiliates, including, without limitation, that developed by Employee, whether on the premises of the Company or elsewhere and whether or not developed during normal business hours or on normal business days, and (4) any list of customers, clients, vendors, suppliers or prospects of the Company or any of its Affiliates. Notwithstanding the foregoing, the provisions of this Agreement shall not apply to any Confidential Information to the extent, but only to the extent, that the same is, or has become, publicly known under circumstances involving no breach of this Agreement or any other agreement of confidentiality or has been disclosed pursuant to an order or requirement of a court, administrative agency or other governmental body of competent authority, provided however, that the Company has been given appropriate and reasonable notice of such proceeding and a reasonable opportunity to contest such disclosure. Without limiting the generality of the foregoing, except as consented to in writing by the Board or a Senior Officer, Employee shall not in any way or at any time disclose or publish the name(s) or description(s) of any transaction by the Company or any of its Affiliates, whether contemplated, pending or completed, or the identity of any party to any such transaction.
(B)          All business, financial, product and
technical records, information and literature relating to the business or operations, or any product or service, of the Company or any of its Affiliates (all such business, financial, product and technical records, information and literature being hereinafter referred to collectively as "Business Records"), including, without limitation, Confidential Information, fee agreements, confidentiality agreements, papers, databases, contact records, documents and correspondence and studies containing information relating to the Company or any of its Affiliates or any transaction (whether contemplated, pending or completed) by the Company or any of its Affiliates, in all cases irrespective of the manner in which such information was obtained or is kept or stored, made or kept by Employee or under Employee's possession, custody or control or in the possession, custody or control of any agent and representative of Employee, shall be and remain the sole and exclusive property of the Company and shall be surrendered to the Company at the time of the expiration or earlier termination of this Agreement or Employee's employment hereunder for any reason whatsoever or, if earlier, upon the request of the Company. Upon such expiration or termination or earlier request, Employee shall not, and shall cause his or her agents, representatives and Affiliates not to, retain, publish or disclose, or otherwise use, without the prior written consent of a Senior Officer, any Business Records.
(C)          Employee hereby assigns, transfers and
conveys to the Company all of his respective right, title and interest in and to any and all Company Property (as hereinafter defined). If any Company Property is deemed in any way to fall within the definition of "work for hire" as such term is defined in 17 U.S.C.
101, such Company Property shall be considered
"work for hire" and the Company shall be deemed the author and sole and exclusive owner of any copyrights and other rights and interests therein. If any of the Company Property is considered to be work not included in the categories of work covered by the "work for hire" definition contained in 17 U.S.C. 101, such Company Property shall be owned by the Company or assigned or transferred completely and exclusively to the Company. Employee agrees promptly to execute any instruments, and to do all things, reasonably requested by the Company in order more fully to vest in the Company all ownership rights in all Company Property. As used herein, "Company
Property" means each and all of every idea, invention, writing, composition and/or computer program
(whether or not patentable or protected by copyright and including, without limitation, any Confidential Information) that relates to the business or affairs of the Company or any of its Affiliates and either (i) that has been conceived, created, invented or otherwise developed in whole or in part by Employee or (ii) with respect to the conception, creation, invention or development of which Employee may have aided during the term of his employment by the Company.
(D) During the period of his employment by the Company and for a period of two (2) years following the date upon which such employment shall terminate
(for any reason whatsoever), Employee shall not, directly or indirectly or in any capacity, and shall not direct, authorize, solicit, recommend, induce or otherwise encourage any of his agents, representatives or Affiliates or allow, permit or suffer any of his agents, representatives or Affiliates to, (1) hire, employ or otherwise retain (which concept, as used herein, shall include as a consultant, advisor, agent, representative or otherwise), or attempt to hire, employ or otherwise retain, or encourage or assist any other person or entity in hiring, employing or otherwise retaining, or otherwise participate or assist in the hiring, employing or other retention of, any Person (which, for the purposes of this Agreement, means any individual, corporation, limited liability company, partnership
(general or limited), trust, joint venture or other business entity of any nature) who or that, during the period of Employee's employment by the Company or thereafter, has been or is a director, officer or other employee of, or sales agent or other representative, consultant or other adviser to or for, the Company or any of its Affiliates (any such person, a "Protected Employee"), (2) induce, encourage or otherwise attempt to influence, or direct, instruct or assist anyone else to induce, encourage or otherwise attempt to influence, any Protected Employee to leave or otherwise terminate, or to renegotiate the terms of, his, her or its employment or other arrangement or association with the Company or any of its Affiliates,
(3) induce, encourage or otherwise attempt to influence, or direct, instruct or assist anyone else to induce, encourage or otherwise attempt to influence, any Person who or that, during the period of Employee's employment by the Company or thereafter, has been or is, a customer, client, distributor, vendor or supplier of or to the Company or any of its Affiliates to cease, to not maintain or renew or to adversely modify or change his, her or its arrangement, association or business with the Company or any of its Affiliates or (4) otherwise interfere, encourage anyone else to interfere or assist anyone else in interfering with any contractual relationship between the Company (or any of its Affiliates) and any Person with which the Company (or any of its Affiliates) had any contractual relationship during the period of Employee's employment by the Company or thereafter. Nothing contained herein shall be deemed to release or relieve Employee from any liability Employee may incur at common law, under any other contract or otherwise for interference with contractual relations or any similar claim.
(E) During the period of his employment by the Company and for a period of two (2) years following the date upon which such employment shall terminate
(for any reason whatsoever), Employee shall not (i) as a director, officer, employee, consultant or advisor or in any similar capacity or function, be employed or retained by, or otherwise assist, any person or entity that is directly or through any of its Affiliates engaged in any gaming or gambling business or activity and that has a place of business in the State of New York, Florida or Mississippi or otherwise within one hundred
(100) miles of any gaming or gambling business, operation or enterprise that is managed by the Company or by any of its Affiliates or in which the Company or any of its Affiliates has an equity interest (which, for these purposes, shall include an interest in any measure of profits or revenues) of five percent (5%) or greater
(any such person or entity being hereinafter referred to as a "Competing Enterprise") or (ii) own, directly or indirectly, any interest (which, for these purposes, shall include the right to receive or otherwise participate in any measure of profits or revenues) in any Competing
Entity; provided, however, that Employee shall not be prohibited by the foregoing from (x) continuing to hold or retain his interest in Watertone and, through Watertone, in Catskill, (y) continuing to participate in the ownership or management of any business venture engaged in any family limited partnership, trust or similar vehicle established for estate planning purposes or (z) from owning up to five percent (5%) of the common stock or other equity interest in any publicly traded company.
(F) In furtherance of the covenants contained herein and as a condition to the continuation of Employee's employment hereunder, Employee shall execute and deliver to the Company such further agreements and commitments as the Company may from time to time reasonably request in order more fully to protect the Company's rights and interests in and to the Confidential Information, the Business
Records and proprietary and other rights and interests in and with respect to its business prospects.
7.           Injunctive Relief; Independence and
Severability of Covenants.
(a) Employee acknowledges and agrees that, in the event of any breach or likely breach of any of the covenants of Section 9 above, the Company and any relevant Affiliate(s) would be irreparably harmed and could not be made whole solely by monetary damages.
It is accordingly agreed that such Persons, in addition to any other remedies to which they may be entitled at law or in equity, shall be entitled to equitable relief (in the form of an injunction or otherwise) in respect of such breach or likely breach (or any threatened breach). In the event the Company seeks any equitable relief or remedy with respect to any such threatened or actual breach, violation or default (1) Employee will not seek to oppose or defend against such equitable relief or remedy on the ground that the Company has an adequate remedy at law or on any other similar or related ground and (2) no bond or other security shall be required for, or as a condition to, the seeking or granting of any injunction or other equitable relief. It is intended to grant full third-party rights under this provision.
(b) Employee acknowledges and agrees that the covenants and other provisions set forth in Section 10 above and in this Section 11 are reasonable in both scope and content, including with respect to duration and subject matter, that such covenants and other provisions are necessary and appropriate for the protection of the legitimate business interests of the Company and its Affiliates, that he is receiving valuable and adequate consideration for such covenants under this Agreement and that his services are of a special and unique nature. The parties acknowledge that it is their intention that all such covenants and provisions be enforceable to the fullest extent possible under applicable law.

(c) For the purposes of this Section 11, the state and federal courts of the State of New York will be the proper and exclusive forums for any legal controversy arising in connection with this Agreement.
                 12.  Miscellaneous.

(a)         Indemnification.
(1) Each of the parties hereto (an "Indemnifying Party") shall indemnify and hold harmless the other party hereto (and, with respect to any breach of Section 10 above, the Company's Affiliates) (the "Indemnified Party") from and against, and shall reimburse the Indemnified Party for, any and all liabilities, losses, damages, costs and expenses
(including, without limitation, reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation) (all of the foregoing, collectively, "Losses") that have been suffered or incurred by the Indemnified Party and that have resulted from, or been occasioned by,
(a) any breach or violation by the Indemnifying
Party of any of its or his representations, warranties, covenants and other agreements set forth herein or
(b) any claim asserted by any third party that, if true, would constitute a breach or violation by the Indemnifying Party of any of its or his representations, warranties, covenants and other agreements set forth herein (any such claim, a "Third-Party Claim").
(2) If the Indemnified Party shall receive notice of, or otherwise become aware of the assertion of, any Third-Party Claim with respect to which the Indemnified Party intends to seek indemnification under this subsection (a), then the Indemnified
Party shall give prompt written notice thereof to the Indemnifying Party, which notice shall include or be accompanied with a copy of any summons, complaint or other written evidence of such Third-
Party Claim to the extent that such summons, complaint or other written evidence has been received by such Indemnified Party or by any attorney or other agent thereof. The failure of the Indemnified Party to give such notice or to give such notice promptly shall not relieve the Indemnifying Party of its obligation to indemnify the Indemnified Party under this subsection (a) except to the extent that the failure to give such notice or the delay in giving such notice has materially prejudiced the Indemnifying Party in its or his ability to defend against such Third-Party
Claim. The Indemnifying Party shall, with counsel selected by it (which selection shall be subject to the approval of the Indemnified Party, such approval not to be unreasonably withheld or delayed), be entitled to defend against and settle any Third Party Claim; provided, however, that the Indemnifying Party's right to do so shall be conditioned upon its or his having confirmed in writing to the Indemnified Party its or his obligation to indemnify the Indemnified Party with respect to such Claim (any such confirmation, a "Notice to Indemnify") and, provided, further, however, that the Indemnifying Party shall not be entitled to enter into any settlement of any such Claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything contained herein to the contrary, the Indemnifying Party's obligation to indemnify the Indemnifying Parties against any Third-Party Claim shall be conditioned upon the Indemnifying Party providing full and timely cooperation in the defense of such Claim.
(3) Notwithstanding anything contained herein to the contrary, except as provided in the next following sentence, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party for, or otherwise pay, any attorneys' fees or other legal or related costs (or any costs of any investigation) suffered or incurred by the Indemnified Party in connection with any Third-
Party Claim after the Indemnified Party receive any Notice to Indemnify with respect to such Claim;
provided, however, that, if, after giving any Notice to Indemnify, the Indemnifying Party reverses its or his position and claims that it or he is not required to Indemnify the Indemnified Party against the Third-Party Claim, then, in the event the Indemnifying Party is obligated hereunder to indemnify the Indemnified Party with respect to such Claim, the Indemnifying Party shall bear and pay the reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation, incurred by the Indemnified Party after the Indemnifying Party has reversed its or his position and claimed that it or he is not required to Indemnify the Indemnified Party against such Claim. Notwithstanding the foregoing, if there is a legitimate and good faith conflict of interest between the Indemnifying Party and the Indemnified Party in connection with the defense of any Third-Party Claim so that one counsel or law firm could not properly represent both parties in connection with such defense, then the Indemnified
Party, in the event it or he is obligated hereunder to indemnify the Indemnified Party with respect to such Claim, shall bear and pay the reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation, incurred by the Indemnified Party in connection with such defense, regardless of whether the Indemnifying Party has given a Notice to Indemnify. Under no circumstances, however, shall the Indemnifying Party be obligated to pay for the attorneys' fees or related legal fees of more than one attorney or law firm.
(b) Notices. All notices, demands, requests, consents, approvals or other communications (each of the foregoing, a "Notice") required to be given hereunder or pursuant hereto to either party hereto shall be in writing and shall be (a) personally delivered, (b) sent by both registered to certified mail, postage prepaid and return receipt requested, and regular first class mail, (b) sent both by facsimile transmission with receipt of transmission confirmed electronically or by telephone and by regular first class mail or (c) sent by reputable overnight courier service with charges prepaid and delivery confirmed, to the intended recipient at its or his respective address as set forth below; provided, however, that, if a party sending any Notice has received written notice in accordance with this subsection (b) of a more recent address for any intended recipient referred to below, any Notice to such intended recipient shall be delivered or sent to it or him at the most recent address of which such party has received such a notice:
if to the Company:

Alpha Hospitality Corporation
12 East 49th Street, 24th Floor
New York, New York  10017
Attn: Chairman of the Board
Facsimile number: (212) 570-5171

if to Employee:

Robert Berman
875 West Lakeshore Drive
Rockhill, New York  12775
Facsimile number:

Any Notice delivered or sent as provided above shall be deemed given when so delivered or sent and shall be deemed received (i) when personally delivered, (ii) three
(3) Business Days after being mailed as above provided,
(iii) when sent by facsimile transmission as above provided or (iv) one (1) Business Day after being sent by courier as above provided; provided, however, that any Notice specifying a new address to which any Notice shall be sent shall be deemed received only when actually received.

(c)         Entire Agreement.  This Agreement is
intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein, constitutes the entire agreement of the parties with respect to such subject matter and supersedes, and merges herein, all prior and contemporaneous negotiations, discussions, representations, understandings and agreements between the parties, whether oral or written, with respect such subject matter. No representation, warranty, restriction, promise, undertaking or other agreement with respect to such subject matter has been made or given by either party hereto other than those set forth in this Agreement.

(d) Amendment and Waiver. This Agreement may be amended, modified or supplemented only to the extent expressly set forth in writing that is signed by the party to be charged therewith and that sets forth therein that its purpose is to amend, modify or supplement this Agreement or some term, condition or provision hereof. No waiver of any term, condition or provision of this Agreement or of any breach or violation of this Agreement or any provision hereof shall be effective except to the extent expressly set forth in writing that is signed by the party to be charged therewith.
Without limiting the generality of the foregoing, no conduct (including, without limitation, any failure or delay in enforcing this Agreement or any provision hereof or any acceptance or retention of payment) or course of conduct by either party hereto shall be deemed to constitute a waiver by such party of the breach or violation of this Agreement or of any provision hereof by the other party hereto. Any waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred, and any waiver may be conditional. No waiver of any breach or violation of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach or violation thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

(e)         Assignment; No Third Party
Beneficiaries. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by either party hereto, without the prior written consent of the other party hereto; provided that, consistent with the terms hereof, the Company may from time to time direct that Employee serve as a director and/or officer of, or otherwise provide services to or work for, any Affiliate of the Company. Except as provided in the preceding sentence, any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other party hereto shall be null and void and of no effect. This Agreement and the provisions hereof shall be binding upon and enforceable against each of the parties and their respective executors, heirs, legal representatives, administrators, successors and assigns and shall inure to the benefit of and be enforceable by each of the parties and their respective executors, heirs, legal representatives, administrators, successors and permitted assigns. Except as contemplated under Section 10 above and subsection (a) of this Section 12, this Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

(f)         Severability.  This Agreement shall be
deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. The parties intend that this Agreement and each of the provisions hereof be enforced to the fullest extent permitted by law. Accordingly, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(g)         Further Assurances.  Each party hereto,
upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by, and the purpose and intent of, this Agreement.

(h)         Titles and Headings; Rules of
Interpretation. Titles, captions and headings of the sections, articles and other subdivisions of this Agreement are for convenience of reference only and shall not affect the construction or interpretation of any provision of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement taken as a whole and not to any particular
Section, Article or other provision hereof. As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires, and if the context requires, the use of the singular shall include the plural and visa versa. This Agreement is the product of mutual negotiations between the parties and their respective counsels, and no party shall be deemed the draftsperson hereof or of any portion or provision hereof. Accordingly, in the event of any ambiguity or inconsistency in any provision of this Agreement, the same shall not be interpreted against either party hereto as the party responsible for drafting such provision.

(i)         Waiver of Jury Trial; Consent to
Jurisdiction.    Each of the parties hereto expressly
waives its OR HIS right to a jury trial with respect to any suit, litigation or other judicial proceeding relating to this Agreement or any dispute hereunder or relating hereto.
(j)         Governing Law; Jurisdiction of Courts.
This Agreement shall be governed by, interpreted under and construed in accordance with the internal laws of the State of New York applicable to contracts executed and to be performed in that State without giving effect to the choice of conflict of laws principles or provisions thereof. Each of the parties hereto agrees that any dispute under or with respect to this Agreement shall be determined before the state or federal courts situated in the City, County and State of New York, which courts shall have exclusive jurisdiction over and with respect to any such dispute, and each of the parties hereto hereby irrevocably submits to the jurisdiction of such courts. Each party hereby agrees not to raise any defense or objection, under the theory of forum non conviens or otherwise, with respect to the jurisdiction of any such court. In addition to such other method as may available under applicable law, each party agrees that any summons, complaint or other papers or process in connection with any such dispute may be served on it or him in the same manner in which a Notice may be given to it or him pursuant to subsection (b) of this Section 12.

(k)         Counterparts.  This Agreement may be
executed in counterparts and by one or more of the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.
                                       ALPHA HOSPITALITY CORPORATION

________________________                By:_________________________________
ROBERT BERMAN                           Name:
                                        Title:

               Exhibit a

THE SECURITY REPRESENTED BY THIS
CERTIFICATE HAS BEEN ACQUIRED FOR
INVESTMENT AND NOT WITH A VIEW TO, OR IN
CONNECTION WITH, THE SALE OR DISTRIBUTION
THEREOF OR OF THE SALE OF SHARES OF STOCK
TO BE ISSUED UPON THE EXERCISE OF RIGHTS
HEREUNDER.  NO SUCH SALE OR DISPOSITION
MAY BE EFFECTED WITHOUT AN EFFECTIVE
REGISTRATION STATEMENT RELATED THERETO
OR AN OPINION OF COUNSEL SATISFACTORY TO
THE COMPANY THAT SUCH REGISTRATION IS NOT
REQUIRED UNDER THE SECURITIES ACT OF 1933.


     ALPHA HOSPITALITY CORPORATION
        STOCK OPTION AGREEMENT


            THIS STOCK OPTION AGREEMENT (the
"Option Agreement") is made and entered into as of _________, 2001, by and between Alpha Hospitality Corporation (the "Company"), a Delaware corporation, and Robert Berman (the "Optionee") as contemplated by
Section 6 of that certain Employment Agreement (the "Employment Agreement"), dated as of even date herewith, by and between the Company and the Optionee.
            The Company hereby grants to the Optionee an option to purchase certain shares of common stock of the Company (the "Option Shares"), in the manner and subject to the provisions of this Option Agreement (such option, the "Option"). If the Optionee does not execute and return this Option Agreement to the Company within thirty (30) days of the date first written above, the Option shall terminate and be without further force and effect.
            1.   Definitions:
                 (a)  "Date of Option Grant" shall mean
the date of this Option Agreement.
                 (b)  "Number of Option Shares" shall
mean 251,536 shares of common stock of the Company, as adjusted from time to time pursuant to paragraph 6 below.
     (c)    "Exercise
     Price" shall mean twenty-four
     dollars and ninety-one cents ($24.91)
     per share, as adjusted from time to
     time pursuant to paragraph 6 below.

     (d)    "Option
     Termination Date" shall mean the
     date five (5) years after the Date of
     Option Grant.
            2.   Exercise of the Option.
                 (a)  Right to Exercise. The Option shall
vest and be exercisable in accordance with the following
Vesting Schedule:
            (i)  The Option shall vest and
become exercisable with respect to one-third
(1/3) of the Number of Option Shares on the date that is eighteen (18) months after the Date of Option Grant, provided that the Optionee is then employed by the Company and subject to the terms and provisions of this paragraph 3 and paragraphs 4 and 5 below;

       (ii) The Option shall vest and
become exercisable with respect to an
additional one-third (1/3) of the Number of Option Shares on the second anniversary of the Date of Option Grant, provided that the Optionee is then employed by the Company and subject to the terms and provisions of this paragraph 3 and paragraphs 4 and 5 below; and
       (iii)     The Option shall vest and
become exercisable with respect to the
remaining one-third (1/3) of the Option
Shares on the third anniversary of the Date of Option Grant, provided that the Optionee is then employed by the Company and subject to the terms and provisions of this paragraph 3 and paragraphs 4 and 5 below.
                 (b)  Method of Exercise.  Exercise of the
Option must be by written notice to the Company, which notice must state (i) the election to exercise the Option, (ii) the number of shares of the Company's common stock for which the Option is being exercised and (iii) such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option
Agreement. Any such notice shall be in substantially the same form as Exhibit A attached hereto. Such written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the President or Chief Executive
Officer of the Company, or other authorized representative designated in writing by the Company for such purpose, prior to the Option Termination Date, accompanied by full payment of the exercise price for the number of shares being purchased. Payment of the exercise price for the number of shares for which the Option is being exercised shall be made in cash, by check or in cash equivalent.
                 (c)  Tax Withholding.  At the time the
Option is exercised, in whole or
in part, or at any time
thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, that arise in connection with the Option or the exercise thereof, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied.
Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.
                 (d)  Restrictions on Grant of the Option
and Issuance of Shares. The grant of the Option and the issuance of the Option Shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. The Option may not be exercised if the issuance of Option Shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the Option Shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the Option Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.
THE OPTIONEE IS CAUTIONED THAT THE OPTION
MAY NOT BE EXERCISABLE UNLESS THE
FOREGOING CONDITIONS ARE SATISFIED.
ACCORDINGLY, THE OPTIONEE MAY NOT BE
ABLE TO EXERCISE THE OPTION WHEN DESIRED
EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Board of Directors of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
                 (e)  Fractional Shares. The Company
shall not be required to issue fractional Option Shares. If fractions of an Option Share should result from any adjustment pursuant to paragraph 6 below, such adjustment shall be revised to the next lower whole number of Option Shares.
            3.   Non-Transferability of the Option; Non-
Alienation of Benefits. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.
Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution, subject, however, to the terms and conditions of this Option Agreement.
            Except with the prior written consent of the Company, subject to the foregoing, or as otherwise provided herein, no right or benefit under this Option Agreement shall be subject to alienation, sale, transfer (by gift or otherwise), assignment, pledge, encumbrance or charge, and any attempt to alienate, sell, transfer, assign, pledge, encumber or charge the same without such consent, if applicable, shall be null and void and of no effect.
Except with such consent, no right or benefit under this Option Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Except to the extent previously approved by the Company in writing, or as otherwise provided herein, if the Optionee should become bankrupt or attempt to alienate, sell, transfer, assign, pledge, encumber or charge any right or benefit hereunder, then such right or benefit shall cease and terminate, and in such event, the Company may hold or apply the same or any part thereof for the benefit of the Optionee, the Optionee's spouse, children or other dependents, or any of them, in such manner and in such proportion as the Company may in its sole determination deem proper.
            4.   Termination of the Option.  The Option
shall terminate and may no longer be exercised on the first to occur of (a) the Option Termination Date or (b) the last date for exercising the Option following termination of employment as described in paragraph 5 below.
            5.   Termination of Employment.
                 (a)  Termination Other Than by Death or
Disability. Except as otherwise provided below, if the Optionee ceases to be an employee of the Company for any reason, except death or Disability (as defined in the Employment Agreement), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceases to be an employee, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee's employment terminated, but in any event no later than the Option Termination Date.
                 (b)  Termination by Death or Disability.
Except as otherwise provided below, if the Optionee's employment with the Company is terminated because of the death or Disability (as defined in the Employment Agreement) of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceases to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Termination Date.
                 (c)  Limitations on Exercise After
Termination. Except as provided in this paragraph 5 hereof, the Option shall terminate and may not be exercised if the Company finds or has found that the Optionee:
                      (i)  Willfully and deliberately
engaged in willful, deliberate or gross misconduct toward the Company;
                      (ii) Willfully violated the terms
of any confidentiality agreement or confidentiality obligation between the Optionee and the Company; or
                      (iii)     Has been terminated for
Cause (as defined in the Employment Agreement).
                 (d)  Leave of Absence.  For purposes
hereof, the Optionee's employment with the Company shall not be deemed to terminate if the Optionee takes any military leave, sick leave or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Company remains guaranteed by statute or contract.
            6. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock split, reverse stock split, recapitalization, combination, reclassification or like change in the capital structure of the Company. In the event a majority of the shares that are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.
            7. Rights as a Stockholder or Employee. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date, and except to the extent, of the issuance of a certificate or certificates for the shares for which the Option has been exercised. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee's employment in accordance with the terms and provisions of the Employment Agreement.
            8.   Notice of Sales Upon Disqualifying
Disposition.  The Optionee shall
dispose of the Option
Shares only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the President of the Company if the Optionee disposes of any of the Option Shares within one
(1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such Option Shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all Option Shares in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing Option Shares requesting the transfer agent for the Company's shares of common stock to notify the Company of any such transfer(s) and may place stop orders with such transfer agent against the transfer of such shares. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence or otherwise.
            9.   Legends.  The Company may at any time
place legends referencing limitations contained in any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued upon the exercise of the Option or otherwise subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing Option
Shares in the possession or under the control of the Optionee or any of his agents or representatives in order to carry out the provisions of this paragraph 9. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
               "THE SECURITIES EVIDENCED BY
THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED, AND MAY NOT BE
SOLD, TRANSFERRED, ASSIGNED OR
HYPOTHECATED UNLESS THERE IS AN
EFFECTIVE REGISTRATION STATEMENT
UNDER SUCH ACT COVERING SUCH
SECURITIES, THE SALE IS MADE IN
ACCORDANCE WITH RULE 144 OR RULE 701
UNDER THE ACT, OR THE COMPANY
RECEIVES AN OPINION OF COUNSEL FOR
THE HOLDER OF THESE SECURITIES
REASONABLY SATISFACTORY TO THE
COMPANY, STATING THAT SUCH SALE,
TRANSFER, ASSIGNMENT OR
HYPOTHECATION IS EXEMPT FROM THE
REGISTRATION AND PROSPECTUS
DELIVERY REQUIREMENTS OF SUCH ACT."
            10.  Binding Effect.  This Option Agreement
shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            11.  Integrated Agreement.  This Option
Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations or warranties between the Optionee and the Company relating to the Option or otherwise with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.
            12.  Applicable Law.  This Option Agreement
shall be governed by, and interpreted in accordance with, the internal laws of the State of New York applicable to contracts executed and to be performed wholly within such State, without giving effect to the conflict or choice of laws provisions thereof.


                                     ALPHA HOSPITALITY CORPORATION

By:_____________________             By____________________________
                                     Name:
                                     Title:

           The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee further acknowledges and understands that the Option has not been issued or granted under or pursuant to any employee stock option plan and that the Option will not constitute an "incentive stock option" under Section 422(b) of the Internal Revenue Code of 1986, as amended. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations made in good faith by the Board of Directors of the Company upon or with respect to any questions arising under this Option Agreement.


Date:  __________________            OPTIONEE

                                     ______________________________

               EXHIBIT A



        OPTION EXERCISE NOTICE

[To Be Signed Only Upon Exercise Of The Option]


   To:ALPHA HOSPITALITY CORPORATION

The undersigned, the holder of the within Stock
Option Agreement, dated as of ________, 2001, hereby irrevocably elects to exercise the purchase right represented by the Option provided for therein for, and to purchase thereunder, _____________________________
(_________) shares of Common Stock of ALPHA
HOSPITALITY CORPORATION (such shares, the
"Shares") and herewith makes payment of
____________________________ dollars (at the rate of
$_________ per share) therefor, and requests that the certificate for the Shares be issued in the name of the undersigned and delivered to him at the following address:
__________
________________________________________________
______________________.

The undersigned represents that his
purchase of the Shares is made for his own account for investment and not with a view to or for sale or distribution thereof in a public offering, but subject to the disposition of the Shares being at all times within his control and without prejudice to his right at all times to sell or otherwise dispose of all or any part of the Shares in accordance with applicable law.


Dated:
                           _________________________________________
                           (Signature must conform in all respects to
                                name of Holder as specified on face
                                of the Stock Option Agreement)


                          _________________________________________
                          Address

                          _________________________________________
                           exhibit c-2



         Employment Agreement

            By and Between

    Alpha Hospitality Corporation

                  And

           SCOTT KANIEWSKI

This EMPLOYMENT AGREEMENT (the
"Agreement") is made as of ___________, 2001, by and between Alpha Hospitality Corporation (the
"Company"), a corporation duly organized and existing under the laws of the State of Delaware, with offices at 12
East 49th Street, New York, New York 10017, and SCOTT
KANIEWSKI ("Employee"), an individual residing at 2412
Central Park Avenue, Evanston, IL  60201.
WHEREAS, pursuant to a certain Contribution
Agreement (the "Contribution Agreement"), dated as of
August 10, 2001, by and between the Company and Watertone Holdings, LP ("Watertone"), the Company and
Watertone have agreed to form a limited liability company under the name New York Gaming LLC (the "LLC") and
Watertone has agreed to transfer and contribute to the LLC a portion of its interest in Catskill Development, LLC
("Catskill");
 WHEREAS, Employee has been a principal in Watertone, and pursuant to the Contribution Agreement, and as part of, the transactions contemplated thereby, the Company has agreed to employ Employee as provided herein; and
WHEREAS, Employee desires to be employed by the Company in accordance with the terms and conditions hereinafter set forth; and
WHEREAS, the Company is willing to employ
Employee in accordance with such terms and conditions;
NOW THEREFORE, in consideration of the
foregoing premises and the mutual agreements, covenants, terms and conditions set forth herein, the parties agree as follows:
1.      Employment; Title; Duties and Responsibilities.

(a)          The Company hereby agrees to employ
Employee, and Employee hereby agrees to serve the Company, on the terms and conditions set forth herein, as a Managing Director of the Company, with such powers, authorities, responsibilities and duties as may be assigned to him from time to time by any Senior
Officer (as hereinafter defined) or the Board of Directors of the Company (the "Board").
(b)          During the Term (as hereinafter defined),
Employee shall, during business hours, devote all of his time, energy, skills, expertise, knowledge and abilities on an exclusive basis to the performance of his duties and obligations hereunder and shall, consistent with Company's Policies (as hereinafter defined) and as directed or requested from time to time by the Board or any Senior Officer, diligently, conscientiously and in good faith render and perform such services in such areas and places as are so directed or requested of him to carry out his duties; provided, however, that the foregoing shall not be deemed to prohibit Employee, outside of normal business hours, from engaging in any other business activities that do not conflict or interfere with his obligations to the Company or its Affiliates (as hereinafter defined) as set forth in this Agreement.
Employee, at all times during the Term, shall adhere to and obey all Company Policies that have been furnished or provided to him or of which he has otherwise become or been made aware. For purposes of this Agreement, "Company Policies" means, collectively, the practices, rules, procedures and polices of the Company as in effect from time to time, whether or not set forth in writing in any Company manual or other directive or as may be imposed on the Company under applicable law, and "Senior Officer" means (if other than Employee) the Chairman of the Board, the Chief Executive Officer and the President of the Company. Without limiting the effect or generality of the foregoing, Employee shall at all times during the
Term:
  (1) faithfully, diligently and timely perform such duties, and exercise such powers, as may from time to time be assigned to, or vested in, him by the Board or any Senior Officer;
  (2) obey all lawful and reasonable directions of the Board or any Senior Officer;
  (3) use his best efforts and endeavors to promote the interests of the Company and its Affiliates;
  (4) keep the Board (or such persons(s) as may have been designated from time to time by the Board) promptly and fully informed (in writing if so requested) of his conduct of the business and affairs of the Company and provide such explanations as the Board may from time to time request;
  (5)       subject to the proviso in the first sentence of
Section 1(b) above, devote all of his professional and business time to the conduct of the business of the Company (and, if so requested by the Board or any Senior Officer, one or more of its Affiliates) and to the performance of his duties hereunder;
  (6) not at any time engage in any self dealing or conflict of interest that is material to the Company or any of its Affiliates or to any client, customer, supplier or vendor of the Company or of any of its Affiliates; and
  (7) not at any time make any materially untrue or misleading statement relating to the Company or any of its Affiliates or to any client, customer, supplier or vendor of the Company or of any of its Affiliates.

(c) In addition, Employee shall perform such other functions for the Company, including taking positions with Affiliates and performing duties on their behalf, as may be assigned to him from time to time by the Board or any Senior Officer. As used in this Agreement, "Affiliate" of any person means any entity
(1) that such person (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) controls, (2) that (directly or indirectly through one or more subsidiaries or other entities, or by contract, overlapping directors or management or otherwise), controls such person or is under common control with such person, (3) in which such person
(directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) owns (of record or beneficially) or holds, or otherwise has the right to vote, at least a five per cent (5%) of the equity interest thereof or therein, (4) that, individually or with others with which it is acting as a group or with a common goal, (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) owns (of record or beneficially) or holds, or otherwise has the right to vote, at least a ten per cent
(10%) of the equity interest of or in such person, (5) for which such person, if an individual, is serving or acting as an officer, employee, sales agent or representative, consultant or adviser or in any similar capacity or (6) for which such person, if an individual, is acting or serving as a member of its board of directors or other governing body. Notwithstanding anything contained herein to the contrary, Employee shall not be obligated hereunder to devote more time to performing his duties hereunder to the Company and/or its Affiliates than is generally expected of other executives of the Company.
(d) Employee further agrees to devote his best efforts to assist the Company in obtaining financing that is in the amount and has terms and conditions
(including, but not limited to, annual interest rate, repayment schedule, maturity date, conversion terms, prepayment premium or penalty and other terms) that are acceptable to the Board; provided, that the foregoing obligation shall not apply if and to the extent that the Company (on account of the Company's receipt of payments relating to any pending litigation or otherwise) has no reasonable need for such financing.
(e) It is the Company's anticipation that, during the Term of this Agreement, Employee will be nominated as a candidate for election to the Board at each annual meeting of stockholders of the Company.
Employee, however, understands that the selection of candidates to be nominated for election to the Board is reserved to the discretion of the Board and that the election of members to the Board is determined by vote of the Company's stockholders and that there can therefore be no assurance that Employee will be nominated for election to the Board or, even if so nominated, will be elected to the Board.

(f) Notwithstanding anything contained herein to the contrary, Employee shall not, except as otherwise expressly authorized by the Board, (1) hire or retain any employee or consultant or similar person or entity by or on behalf of the Company or any of its Affiliates or (2) otherwise cause the Company to incur, or incur on behalf of the Company or any of its Affiliates, any expenditure or liability or group of related expenditures or liabilities.
(g) The Company shall reimburse Employee for all reasonable expenses expended by Employee in connection with the investigation of Employee (as an officer or director of the Company) or any finding or determination of suitability of Employee (as an officer or director of the Company) by any Gaming Authority
(as defined in the Contribution Agreement).
2.           Term of Employment.
       (a) The term of employment (the "Term") of Employee under this Agreement commences as of the date hereof (the "Commencement Date"), and shall thereafter continue (subject to earlier termination as provided in Section 8 hereof) for a fixed period of thirty-six (36) consecutive months (the "Fixed Period").
            (b) Employee agrees to exclude, release and waive any right to any payment and claim in respect of unfair or illegal dismissal if the Fixed Period expires without this Agreement or his employment hereunder being renewed or extended or if this Agreement is terminated and the Company pays Employee such sum of money as is equivalent to the remuneration due to Employee for the remainder of the unexpired Fixed Period, exclusive of any deferred compensation, bonus or other discretionary compensation that has not been granted to Employee prior to such termination and exclusive of any other amount or consideration that may be payable hereunder or pursuant hereto (excepting such amount or consideration, if any, as has accrued and become payable prior to such termination), including, without limitation, on account of or with respect to any insurance or other fringe benefits (provided, that the foregoing shall not limit Employee's rights to obtain from any insurance company or similar third party benefits that arose or accrued prior to such termination).
3.      Travel.
            Travel during Employee's employment shall be in accordance with Company Policies as in effect from time to time. Employee shall be entitled to reimbursement for employment-related travel in accordance with Section 5 below.
4.           Compensation.
As compensation for his services and in
consideration for Employee's
covenants contained in this
Agreement, the Company shall pay to Employee a salary that on an annualized basis will equal Two Hundred
Thousand Dollars ($200,000). Such annual salary shall be payable in equal installments on a bi-weekly basis and in accordance with Company Policies and shall be subject to applicable federal, state and local withholdings and deductions. Notwithstanding anything contained herein to the contrary, all salary due hereunder shall accrue and be deferred and shall not be payable until five (5) business days after the date on which the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing (as hereinafter defined) (the date on which the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing is hereinafter referred to as the "Financing Date"), and on the fifth (5th) business day following the Financing Date all salary that is payable hereunder to Employee and that has theretofore accrued and been deferred hereunder shall become payable;
provided, however, that, if this Agreement or Employee's employment hereunder shall expire or terminate prior to the Financing Date, then no salary theretofore accrued or deferred hereunder shall be payable to Employee unless (i) negotiations with respect to the Qualified Financing shall have commenced prior to such expiration or termination and (ii) the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing within ninety (90) days following such expiration or termination. As used herein, "Qualifying Financing" means financing that is in an amount at least equal to the Threshold Amount (as hereinafter defined) and is subject to such terms and conditions (including, but not limited to, annual interest rate, repayment schedule, maturity date, conversion terms, prepayment premium or penalty and other terms) as the Board, in its sole and absolute discretion (which shall not be subject to judicial or other review), deems adequate and appropriate to justify the termination of the deferral of salary to Employee as provided above, and "Threshold Amount" means an amount (determined based upon the net amount actually received by the Company), that, when added to the aggregate net proceeds or distributions that have been actually received by the Company with respect to the PPE Litigation (as defined in the Contribution Agreement) or any similar litigation (whether as the result of any judgment entered therein or settlement thereof), equals ten million dollars ($10,000,000).
The Company shall be entitled to withhold from any payments due hereunder taxes, FICA, contributory insurance participations and other normal deductions, all in accordance with Company Policies.
5.          Expense Reimbursement.
       The Company shall, consistent with Company
Policies, reimburse Employee for reasonable out-of-pocket business expenses incurred by him in his performance of services hereunder to or for the Company or any Affiliate of the Company, upon submission of reasonable documentation therefor.
6.           Option Awards.
            The Company shall grant to Employee an option
(the "Option") to purchase up to 251,536 shares
(collectively, the "Option Shares") of the common stock of the Company (the "Common Stock"), par value $.01 per share, with an exercise price of twenty-four dollars and ninety-one cents ($24.91) per share. The Option shall be subject to an option agreement in the form attached hereto as Exhibit A.
7.           Other Benefits.
Subject to his qualifying therefor and complying with all relevant Company Policies, Employee shall be entitled to participate in all benefit plans, retirement plans, programs and arrangements of the Company, if any, made available to its officers or generally to its employees, on a basis at least equal to that extended to other senior management employees of the Company.
Employee shall be entitled to twenty (20) days per year paid vacation and five (5) paid personal days in accordance with the Company Policies in effect from time to time. Unused vacation and personal days may not be carried over to a subsequent year, and the Company shall have no obligation to compensate Employee for any unused vacation or personal days upon the expiration or earlier termination of this Agreement or Employee's employment hereunder.
8.           Early Termination.
(a)          Employee's employment under this
Agreement shall terminate upon the occurrence of any one of the following events or conditions:
(1)          Employee's death;
Employee's inability substantially to perform his duties and fulfill his responsibilities hereunder due to disability, illness or mental incompetency having a duration of at least twenty (20) consecutive business days or existing for any sixty (60) business days in any period of 200-consecutive business days (any of the foregoing, a "Disability");
(A) Any conviction of Employee of any
criminal offense punishable with or by six (6) months or more imprisonment (regardless of whether Employee is actually imprisoned or sentenced to imprisonment); (B) any conviction of or finding against Employee of fraud, embezzlement, theft, misappropriation or any other defalcation relating to the Company or any of its Affiliates or any customer, client, vendor or supplier of the

Company or any of its
Affiliates; (C) any finding that Employee has engaged in any legally prohibited discrimination or harassment with respect to any employee, agent or representative of the Company or any of its Affiliates; (D) any conviction of or finding against Employee, whether judicial or administrative, that has or has had, in the reasonable discretion of the Board, a materially adverse effect on the Company or any of its Affiliates (including, without limitation, upon the reputation thereof) or on Employee or his conduct or performance of his duties hereunder;
(E) any willful misconduct, gross negligence or substance abuse by Employee that has or has had a materially adverse effect on the Company or any of its Affiliates (including, without limitation, upon the reputation thereof) or on Employee or his conduct or performance of his duties hereunder; or (F) Employee being found subject to an event that would lead to disclosure in Item 7 of Form BD of the Securities and Exchange Commission (any termination on account of any of the events or circumstances set forth in this clause (3) or in the following clauses (4), (5), (6) or (7) shall be deemed a termination for or with "Cause");
Any finding or determination by or of any governmental agency or regulatory authority that Employee is not qualified or suitably to serve as an officer of the Company or any of its Affiliates or any other legal prohibition against Employee serving as an officer of the Company or any of its Affiliates;
Any breach or violation by Employee of any of his representations and warranties set forth in
Section 9 below or any breach by Employee of any of his obligations under Section 10 or 12 below.
Any breach or violation by Employee of any of his other representations, warranties, covenants or other agreements set forth herein (other than under circumstance leading to termination under one or more of the prior clauses of this Section
8) and the failure of Employee to cure such breach or violation within ten (10) days following receipt of written notice (any such notice, a "Breach Notice") from the Company identifying such breach or violation and demanding that such breach or violation be cured; provided however, that no notice needs to be given, and no such cure period shall apply, with respect to any breach or violation that is identical to, or of the same general or basic type or nature as, a prior breach or violation with respect to which Employee had been given a Breach Notice (a) on at least two (2) prior occasions or (b) within the thirty (30) business days next proceeding such breach or violation, in which case the Company shall have the right to immediately terminate this Agreement without giving any notice or allowing for any cure period;

At the discretion of the Company, at any time prior to the lapse of eighteen months (18) months from the Commencement Date, provided that the Qualifying Financing has not yet been obtained; or
At the discretion of Employee, upon at least sixty (60) days' prior written notice to the Company.
(a)          If a circumstance contemplated by Section
8(a) arises, Employee's employment shall terminate without the need for notice of termination from the Company (other than as expressly provided for in clauses (6) or (8) thereof, as applicable). In such event, no amounts due hereunder shall be payable, except for Employee's base salary accrued hereunder through the date of termination, subject, however, to the last sentence of Section 4(a) above.
(b) Any dispute arising regarding the existence, extent or continuance of a Disability shall be resolved within 90 days by the determination of three individuals who are licensed to practice medicine in the State of New York, one to be selected by the Company, one by Employee and the third by the two physicians so selected; and any determination made by a majority of such individuals shall be determinative and binding on the parties hereto. In connection with any such determination, each of the parties shall bear the costs and expenses of the physician selected by it or him, and the parties shall share the costs and expenses of the third physician.
(c) On the expiration or earlier termination of this Agreement for any reason whatsoever, Employee shall resign (and without any further action on the part of Employee, shall be deemed to have resigned) from any and all offices and positions that he may have or hold with the Company or any of its Affiliates and from the Board.
1.           Representations and Warranties of
Employee. Employee hereby represents and warrants to the Company, in order to induce the Company to enter into this Agreement and employ him hereunder, as follows:
(a)         Employee has not been convicted of any
felony or any other criminal offense that is punishable with or by six (6) months or more imprisonment (regardless of whether Employee has actually been imprisoned or sentenced to imprisonment).
(b) Employee is under no contractual or other impediment to undertake the offices and/or employment provided or contemplated hereunder or otherwise to perform hereunder and that, by so doing, he will not be in violation of any commitment, agreement or obligation to any other person or entity.
2.   Confidential/Proprietary Information; Non-
Solicitation; Non-Competition.
     (a)         During the Term and
     thereafter, Employee shall, and shall
     cause each and all of his agents,
     representatives and Affiliates:
(1) to treat all Confidential Information (as hereinafter defined) in the strictest confidence;
(2)         not to disclose, publish, distribute,
disseminate, reproduce, utilize or make accessible in any manner or in any form any Confidential
Information other than in connection with performing the services required of Employee under this Agreement; and
(3) not to reproduce, retain, copy, publish, plagiarize, appropriate or otherwise utilize (as a model, precedent, form, template or otherwise), or refer to in way, any of the Company's marketing materials, forms of letters or agreements or other business documents or any part or portion of, or excerpt from, any of the foregoing.
(b) As used herein, "Confidential Information" means any proprietary, confidential and/or other non-public information of, relating to or regarding the business or interests of the Company or any of its Affiliates, including, without limitation, (1) any trade secrets, know-how, databases, company policies, procedures and techniques, correspondence, agreements, negotiations, offering packages, business descriptions and profiles, business plans, financial information, product literature and technical projects of, regarding or relating to the Company or any of its Affiliates or the business, operations, products and/or services of the Company or any of its Affiliates, (2) any research datum, result or report regarding the Company or any of its Affiliates or any aspects of the business, operations, business dealings, prospects or financial condition or financial results of the Company or any of its Affiliates, (3) any report, analysis, study, invention, process or other work product developed by, for or on behalf of the Company or any of its Affiliates, including, without limitation, that developed by Employee, whether on the premises of the Company or elsewhere and whether or not developed during normal business hours or on normal business days, and (4) any list of customers, clients, vendors, suppliers or prospects of the Company or any of its Affiliates. Notwithstanding the foregoing, the provisions of this Agreement shall not apply to any Confidential Information to the extent, but only to the extent, that the same is, or has become, publicly known under circumstances involving no breach of this

Agreement
or any other agreement of confidentiality or has been disclosed pursuant to an order or requirement of a court, administrative agency or other governmental body of competent authority, provided however, that the Company has been given appropriate and reasonable notice of such proceeding and a reasonable opportunity to contest such disclosure. Without limiting the generality of the foregoing, except as consented to in writing by the Board or a Senior Officer, Employee shall not in any way or at any time disclose or publish the name(s) or description(s) of any transaction by the Company or any of its Affiliates, whether contemplated, pending or completed, or the identity of any party to any such transaction.
All business, financial, product and technical records, information and literature relating to the business or operations, or any product or service, of the Company or any of its Affiliates (all such business, financial, product and technical records, information and literature being hereinafter referred to collectively as "Business Records"), including, without limitation, Confidential Information, fee agreements, confidentiality agreements, papers, databases, contact records, documents and correspondence and studies containing information relating to the Company or any of its Affiliates or any transaction (whether contemplated, pending or completed) by the Company or any of its Affiliates, in all cases irrespective of the manner in which such information was obtained or is kept or stored, made or kept by Employee or under Employee's possession, custody or control or in the possession, custody or control of any agent and representative of Employee, shall be and remain the sole and exclusive property of the Company and shall be surrendered to the Company at the time of the expiration or earlier termination of this Agreement or Employee's employment hereunder for any reason whatsoever or, if earlier, upon the request of the Company. Upon such expiration or termination or earlier request, Employee shall not, and shall cause his or her agents, representatives and Affiliates not to, retain, publish or disclose, or otherwise use, without the prior written consent of a Senior Officer, any Business Records.
Employee hereby assigns, transfers and conveys to the Company all of his respective right, title and interest in and to any and all Company Property (as hereinafter defined). If any Company Property is deemed in any way to fall within the definition of "work for hire" as such term is defined in 17 U.S.C. 101, such Company Property shall be considered "work for hire" and the Company shall be deemed the author and sole and exclusive owner of any copyrights and other rights and interests therein. If any of the Company Property is considered to be work not included in the categories of work covered by the "work for hire" definition contained in 17 U.S.C. 101, such Company Property shall be owned by the Company or assigned or transferred completely and exclusively to the Company. Employee agrees promptly to execute any instruments, and to do all things, reasonably requested by the Company in order more fully to vest in the Company all ownership rights in all Company Property. As used herein, "Company

Property" means each and all of every
idea, invention, writing, composition and/or computer program (whether or not patentable or protected by copyright and including, without limitation, any Confidential Information) that relates to the business or affairs of the Company or any of its Affiliates and either (i) that has been conceived, created, invented or otherwise developed in whole or in part by Employee or (ii) with respect to the conception, creation, invention or development of which Employee may have aided during the term of his employment by the Company.
During the period of his employment by the Company and for a period of two (2) years following the date upon which such employment shall terminate (for any reason whatsoever), Employee shall not, directly or indirectly or in any capacity, and shall not direct, authorize, solicit, recommend, induce or otherwise encourage any of his agents, representatives or Affiliates or allow, permit or suffer any of his agents, representatives or Affiliates to, (1) hire, employ or otherwise retain (which concept, as used herein, shall include as a consultant, advisor, agent, representative or otherwise), or attempt to hire, employ or otherwise retain, or encourage or assist any other person or entity in hiring, employing or otherwise retaining, or otherwise participate or assist in the hiring, employing or other retention of, any Person (which, for the purposes of this Agreement, means any individual, corporation, limited liability company, partnership (general or limited), trust, joint venture or other business entity of any nature) who or that, during the period of Employee's employment by the Company or thereafter, has been or is a director, officer or other employee of, or sales agent or other representative, consultant or other adviser to or for, the Company or any of its Affiliates (any such person, a "Protected Employee"),
(2) induce, encourage or otherwise attempt to influence, or direct, instruct or assist anyone else to induce, encourage or otherwise attempt to influence, any Protected Employee to leave or otherwise terminate, or to renegotiate the terms of, his, her or its employment or other arrangement or association with the Company or any of its Affiliates, (3) induce, encourage or otherwise attempt to influence, or direct, instruct or assist anyone else to induce, encourage or otherwise attempt to influence, any Person who or that, during the period of Employee's employment by the Company or thereafter, has been or is, a customer, client, distributor, vendor or supplier of or to the Company or any of its Affiliates to cease, to not maintain or renew or to adversely modify or change his, her or its arrangement, association or business with the Company or any of its Affiliates or (4) otherwise interfere, encourage anyone else to interfere or assist anyone else in interfering with any contractual relationship between the Company (or any of its Affiliates) and any Person with which the Company (or any of its Affiliates) had any contractual relationship during the period of Employee's employment by the Company or thereafter. Nothing contained herein shall be deemed to release or relieve Employee from any liability Employee may incur at common law, under any other contract or otherwise for interference with contractual relations or any similar claim.
During the period of his employment by the Company and for a period of two (2) years following the date upon which such employment shall terminate (for any reason whatsoever), Employee shall not (i) as a director, officer, employee, consultant or advisor or in any similar capacity or function, be employed or retained by, or otherwise assist, any person or entity that is directly or through any of its Affiliates engaged in any gaming or gambling business or activity and that has a place of business in the State of New York, Florida or Mississippi or otherwise within one hundred (100) miles of any gaming or gambling business, operation or enterprise that is managed by the Company or by any of its Affiliates or in which the Company or any of its Affiliates has an equity interest (which, for these purposes, shall include an interest in any measure of profits or revenues) of five percent (5%) or greater (any such person or entity being hereinafter referred to as a "Competing Enterprise") or (ii) own, directly or indirectly, any interest (which, for these purposes, shall include the right to receive or otherwise participate in any measure of profits or revenues) in any Competing Entity; provided, however, that Employee shall not be prohibited by the foregoing from (x) continuing to hold or retain his interest in Watertone and, through Watertone, in Catskill, (y) continuing to participate in the ownership or management of any business venture engaged in any family limited partnership, trust or similar vehicle established for estate planning purposes or (z) from owning up to five percent (5%) of the common stock or other equity interest in any publicly traded company.
In furtherance of the covenants contained herein and as a condition to the continuation of Employee's employment hereunder, Employee shall execute and deliver to the Company such further agreements and commitments as the Company may from time to time reasonably request in order more fully to protect the Company's rights and interests in and to the Confidential Information, the Business Records and proprietary and other rights and interests in and with respect to its business prospects.
2.           Injunctive Relief; Independence and
Severability of Covenants.
(a) Employee acknowledges and agrees that, in the event of any breach or likely breach of any of the covenants of Section 9 above, the Company and any relevant Affiliate(s) would be irreparably harmed and could not be made whole solely by monetary damages.
It is accordingly agreed that such Persons, in addition to any other remedies to which they may be entitled at law or in equity, shall be entitled to equitable relief (in the form of an injunction or otherwise) in respect of such breach or likely breach (or any threatened breach). In the event the Company seeks any equitable relief or remedy with respect to any such threatened or actual breach, violation or default (1) Employee will not seek to oppose or defend against such equitable relief or remedy on the ground that the Company has an adequate remedy at law or on any other similar or related ground and (2) no bond or other security shall be required for, or as a condition to, the seeking or granting of any injunction or other equitable relief. It is intended to grant full third-party rights under this provision.
(b) Employee acknowledges and agrees that the covenants and other provisions set forth in Section 10 above and in this Section 11 are reasonable in both scope and content, including with respect to duration and subject matter, that such covenants and other provisions are necessary and appropriate for the protection of the legitimate business interests of the Company and its Affiliates, that he is receiving valuable and adequate consideration for such covenants under this Agreement and that his services are of a special and unique nature. The parties acknowledge that it is their intention that all such covenants and provisions be enforceable to the fullest extent possible under applicable law.
(c) For the purposes of this Section 11, the state and federal courts of the State of New York will be the proper and exclusive forums for any legal controversy arising in connection with this Agreement.
                 12.  Miscellaneous.

(a)         Indemnification.
(1) Each of the parties hereto (an "Indemnifying Party") shall indemnify and hold harmless the other party hereto (and, with respect to any breach of Section 10 above, the Company's Affiliates) (the
"Indemnified Party") from and against, and shall reimburse the Indemnified Party for, any and all liabilities, losses, damages, costs and expenses
(including, without limitation, reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation) (all of the foregoing, collectively, "Losses") that have been suffered or incurred by the Indemnified Party and that have resulted from, or been occasioned by,
(a) any breach or violation by the Indemnifying
Party of any of its or his representations, warranties, covenants and other agreements set forth herein or
(b) any claim asserted by any third party that, if true, would constitute a breach or violation by the Indemnifying Party of any of its or his representations, warranties, covenants and other agreements set forth herein (any such claim, a "Third-Party Claim").
(2) If the Indemnified Party shall receive notice of, or otherwise become aware of the assertion of, any Third-Party Claim with respect to which the Indemnified Party intends to seek indemnification under this subsection (a), then the Indemnified
Party shall give prompt written notice thereof to the Indemnifying Party, which notice shall include or be accompanied with a copy of any summons, complaint or other written evidence of such Third-
Party Claim to the extent that such summons, complaint or other written evidence has been received by such Indemnified Party or by any attorney or other agent thereof. The failure of the Indemnified Party to give such notice or to give such notice promptly shall not relieve the Indemnifying Party of its obligation to indemnify the Indemnified Party under this subsection (a) except to the extent that the failure to give such notice or the delay in giving such notice has materially prejudiced the Indemnifying Party in its or his ability to defend against such Third-Party
Claim. The Indemnifying Party shall, with counsel selected by it (which selection shall be subject to the approval of the Indemnified Party, such approval not to be unreasonably withheld or delayed), be entitled to defend against and settle any Third Party Claim; provided, however, that the Indemnifying Party's right to do so shall be conditioned upon its or his having confirmed in writing to the Indemnified Party its or his obligation to indemnify the Indemnified Party with respect to such Claim (any such confirmation, a "Notice to Indemnify") and, provided, further, however, that the Indemnifying Party shall not be entitled to enter into any settlement of any such Claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything contained herein to the contrary, the Indemnifying Party's obligation to indemnify the Indemnifying Parties against any Third-Party Claim shall be conditioned upon the Indemnifying Party providing full and timely cooperation in the defense of such Claim.
(3) Notwithstanding anything contained herein to the contrary, except as provided in the next following sentence, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party for, or otherwise pay, any attorneys' fees or other legal or related costs (or any costs of any investigation) suffered or incurred by the Indemnified Party in connection with any Third-
Party Claim after the Indemnified Party receive any Notice to Indemnify with respect to such Claim;
provided, however, that, if, after giving any Notice to Indemnify, the Indemnifying Party reverses its or his position and claims that it or he is not required to Indemnify the Indemnified Party against the Third-Party Claim, then, in the event the Indemnifying Party is obligated hereunder to indemnify the Indemnified Party with respect to such Claim, the Indemnifying Party shall bear and pay the reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation, incurred by the Indemnified Party after the Indemnifying Party has reversed its or his position and claimed that it or he is not required to Indemnify the Indemnified Party against such Claim. Notwithstanding the foregoing, if there is a legitimate and good faith conflict of interest between the Indemnifying Party and the Indemnified Party in connection with the defense of any Third-Party Claim so that one counsel or law firm could not properly represent both parties in connection with such defense, then the Indemnified
Party, in the event it or he is obligated hereunder to indemnify the Indemnified Party with respect to such Claim, shall bear and pay the reasonable attorneys' fees and other legal costs, including those related to any appeal, and costs of any investigation, incurred by the Indemnified Party in connection with such defense, regardless of whether the Indemnifying Party has given a Notice to Indemnify. Under no circumstances, however, shall the Indemnifying Party be obligated to pay for the attorneys' fees or related legal fees of more than one attorney or law firm.
(b) Notices. All notices, demands, requests, consents, approvals or other communications (each of the foregoing, a "Notice") required to be given hereunder or pursuant hereto to either party hereto shall be in writing and shall be (a) personally delivered, (b) sent by both registered to certified mail, postage prepaid and return receipt requested, and regular first class mail, (b) sent both by facsimile transmission with receipt of transmission confirmed electronically or by telephone and by regular first class mail or (c) sent by reputable overnight courier service with charges prepaid and delivery confirmed, to the intended recipient at its or his respective address as set forth below; provided, however, that, if a party sending any Notice has received written notice in accordance with this subsection (b) of a more recent address for any intended recipient referred to below, any Notice to such intended recipient shall be delivered or sent to it or him at the most recent address of which such party has received such a notice:
if to the Company:

Alpha Hospitality Corporation
12 East 49th Street, 24th Floor
New York, New York  10017
Attn: Chairman of the Board
Facsimile number: (212) 570-5171

if to Employee:

Scott Kaniewski
 2412 Central Park Avenue
Evanston, IL  60201
Facsimile number: (847) 328-4032

Any Notice delivered or sent as provided above shall be deemed given when so delivered or sent and shall be deemed received (i) when personally delivered, (ii) three
(3) Business Days after being mailed as above provided,
(iii) when sent by facsimile transmission as above provided or (iv) one (1) Business Day after being sent by courier as above provided; provided, however, that any Notice specifying a new address to which any Notice shall be sent shall be deemed received only when actually received.

(c)         Entire Agreement.  This Agreement is
intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein, constitutes the entire agreement of the parties with respect to such subject matter and supersedes, and merges herein, all prior and contemporaneous negotiations, discussions, representations, understandings and agreements between the parties, whether oral or written, with respect such subject matter. No representation, warranty, restriction, promise, undertaking or other agreement with respect to such subject matter has been made or given by either party hereto other than those set forth in this Agreement.

(d) Amendment and Waiver. This Agreement may be amended, modified or supplemented only to the extent expressly set forth in writing that is signed by the party to be charged therewith and that sets forth therein that its purpose is to amend, modify or supplement this Agreement or some term, condition or provision hereof. No waiver of any term, condition or provision of this Agreement or of any breach or violation of this Agreement or any provision hereof shall be effective except to the extent expressly set forth in writing that is signed by the party to be charged therewith.
Without limiting the generality of the foregoing, no conduct (including, without limitation, any failure or delay in enforcing this Agreement or any provision hereof or any acceptance or retention of payment) or course of conduct by either party hereto shall be deemed to constitute a waiver by such party of the breach or violation of this Agreement or of any provision hereof by the other party hereto. Any waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred, and any waiver may be conditional. No waiver of any breach or violation of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach or violation thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

(e)         Assignment; No Third Party Beneficiaries.
This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by either party hereto, without the prior written consent of the other party hereto; provided that, consistent with the terms hereof, the Company may from time to time direct that Employee serve as a director and/or officer of, or otherwise provide services to or work for, any Affiliate of the Company. Except as provided in the preceding sentence, any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other party hereto shall be null and void and of no effect. This Agreement and the provisions hereof shall be binding upon and enforceable against each of the parties and their respective executors, heirs, legal representatives, administrators, successors and assigns and shall inure to the benefit of and be enforceable by each of the parties and their respective executors, heirs, legal representatives, administrators, successors and permitted assigns. Except as contemplated under Section 10 above and subsection (a) of this Section 12, this Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

(f)         Severability.  This Agreement shall be
deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. The parties intend that this Agreement and each of the provisions hereof be enforced to the fullest extent permitted by law. Accordingly, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(g)         Further Assurances.  Each party hereto,
upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by, and the purpose and intent of, this Agreement.

(h)         Titles and Headings; Rules of Interpretation.
Titles, captions and headings of the sections, articles and other subdivisions of this Agreement are for convenience of reference only and shall not affect the construction or interpretation of any provision of this Agreement.
References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated. Words such as "herein," "hereinafter," "hereof," "hereto,"
"hereby" and "hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement taken as a whole and not to any particular Section, Article or other provision hereof. As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires, and if the context requires, the use of the singular shall include the plural and visa versa. This Agreement is the product of mutual negotiations between the parties and their respective counsels, and no party shall be deemed the draftsperson hereof or of any portion or provision hereof. Accordingly, in the event of any ambiguity or inconsistency in any provision of this Agreement, the same shall not be interpreted against either party hereto as the party responsible for drafting such provision.

(i)         Waiver of Jury Trial; Consent to
Jurisdiction.    Each of the parties hereto expressly
waives its OR HIS right to a jury trial with respect to any suit, litigation or other judicial proceeding relating to this Agreement or any dispute hereunder or relating hereto.
(j) Governing Law; Jurisdiction of Courts. This Agreement shall be governed by, interpreted under and construed in accordance with the internal laws of the State of New York applicable to contracts executed and to be performed in that State without giving effect to the choice of conflict of laws principles or provisions thereof. Each of the parties hereto agrees that any dispute under or with respect to this Agreement shall be determined before the state or federal courts situated in the City, County and State of New York, which courts shall have exclusive jurisdiction over and with respect to any such dispute, and each of the parties hereto hereby irrevocably submits to the jurisdiction of such courts. Each party hereby agrees not to raise any defense or objection, under the theory of forum non conviens or otherwise, with respect to the jurisdiction of any such court. In addition to such other method as may available under applicable law, each party agrees that any summons, complaint or other papers or process in connection with any such dispute may be served on it or him in the same manner in which a Notice may be given to it or him pursuant to subsection (b) of this Section 12.

(k)         Counterparts.  This Agreement may be
executed in counterparts and by one or more of the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.
            IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.
                                        ALPHA HOSPITALITY CORPORATION

________________________                By:_________________________________
Scott Kaniewski                         Name:
                                        Title:

               Exhibit a

THE SECURITY REPRESENTED BY THIS
CERTIFICATE HAS BEEN ACQUIRED FOR
INVESTMENT AND NOT WITH A VIEW TO, OR IN
CONNECTION WITH, THE SALE OR DISTRIBUTION
THEREOF OR OF THE SALE OF SHARES OF STOCK
TO BE ISSUED UPON THE EXERCISE OF RIGHTS
HEREUNDER.  NO SUCH SALE OR DISPOSITION
MAY BE EFFECTED WITHOUT AN EFFECTIVE
REGISTRATION STATEMENT RELATED THERETO
OR AN OPINION OF COUNSEL SATISFACTORY TO
THE COMPANY THAT SUCH REGISTRATION IS NOT
REQUIRED UNDER THE SECURITIES ACT OF 1933.


     ALPHA HOSPITALITY CORPORATION
        STOCK OPTION AGREEMENT


            THIS STOCK OPTION AGREEMENT (the
"Option Agreement") is made and entered into as of _________, 2001, by and between Alpha Hospitality
Corporation (the "Company"), a Delaware corporation, and Scott Kaniewski (the "Optionee") as contemplated by
Section 6 of that certain Employment Agreement (the
"Employment Agreement"), dated as of even date herewith, by and between the Company and the Optionee.
            The Company hereby grants to the Optionee an option to purchase certain shares of common stock of the Company (the "Option Shares"), in the manner and subject to the provisions of this Option Agreement (such option, the "Option"). If the Optionee does not execute and return this Option Agreement to the Company within thirty (30) days of the date first written above, the Option shall terminate and be without further force and effect.
            1.   Definitions:
                 (a)  "Date of Option Grant" shall mean
the date of this Option Agreement.
                 (b)  "Number of Option Shares" shall
mean 251,536 shares of common stock of the Company, as adjusted from time to time pursuant to paragraph 6 below.
     (c)    "Exercise
     Price" shall mean twenty-four
     dollars and ninety-one cents ($24.91)
     per share, as adjusted
     from time to
     time pursuant to paragraph 6 below.
     (d)    "Option
     Termination Date" shall mean the
     date five (5) years after the Date of
     Option Grant.
            2.   Exercise of the Option.
                 (a)  Right to Exercise. The Option shall
vest and be exercisable in accordance with the following
Vesting Schedule:
            (i)  The Option shall vest and
become exercisable with respect to one-third
(1/3) of the Number of Option Shares on the date that is eighteen (18) months after the Date of Option Grant, provided that the Optionee is then employed by the Company and subject to the terms and provisions of this paragraph 3 and paragraphs 4 and 5 below;
       (ii) The Option shall vest and
become exercisable with respect to an
additional one-third (1/3) of the Number of Option Shares on the second anniversary of the Date of Option Grant, provided that the Optionee is then employed by the Company and subject to the terms and provisions of this paragraph 3 and paragraphs 4 and 5 below; and
       (iii)     The Option shall vest and
become exercisable with respect to the
remaining one-third (1/3) of the Option
Shares on the third anniversary of the Date of Option Grant, provided that the Optionee is then employed by the Company and subject to the terms and provisions of this paragraph 3 and paragraphs 4 and 5 below.
                 (b)  Method of Exercise.  Exercise of the
Option must be by written notice to the Company, which notice must state (i) the election to exercise the Option, (ii) the number of shares of the Company's common stock for which the Option is being exercised and (iii) such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option
Agreement. Any such notice shall be in substantially the same form as Exhibit A attached hereto. Such written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the President or Chief Executive
Officer of the Company, or other authorized representative designated in writing by the Company for such purpose, prior to the Option Termination Date, accompanied by full payment of the exercise price for the number of shares being purchased. Payment of the exercise price for the number of shares for which the Option is being exercised shall be made in cash, by check or in cash equivalent.
                 (c)  Tax Withholding.  At the time the
Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, that arise in connection with the Option or the exercise thereof, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied.
Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.
                 (d)  Restrictions on Grant of the Option
and Issuance of Shares. The grant of the Option and the issuance of the Option Shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. The Option may not be exercised if the issuance of Option Shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the Option Shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the Option Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.
THE OPTIONEE IS CAUTIONED THAT THE OPTION
MAY NOT BE EXERCISABLE UNLESS THE
FOREGOING CONDITIONS ARE SATISFIED.
ACCORDINGLY, THE OPTIONEE MAY NOT BE
ABLE TO EXERCISE THE OPTION WHEN DESIRED
EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Board of Directors of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
                 (e)  Fractional Shares. The Company
shall not be required to issue fractional Option Shares. If fractions of an Option Share should result from any adjustment pursuant to paragraph 6 below, such adjustment shall be revised to the next lower whole number of Option
Shares.
            3.   Non-Transferability of the Option; Non-
Alienation of Benefits. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution, subject, however, to the terms and conditions of this Option Agreement.
            Except with the prior written consent of the Company, subject to the foregoing, or as otherwise provided herein, no right or benefit under this Option Agreement shall be subject to alienation, sale, transfer (by gift or otherwise), assignment, pledge, encumbrance or charge, and any attempt to alienate, sell, transfer, assign, pledge, encumber or charge the same without such consent, if applicable, shall be null and void and of no effect.
Except with such consent, no right or benefit under this Option Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Except to the extent previously approved by the Company in writing, or as otherwise provided herein, if the Optionee should become bankrupt or attempt to alienate, sell, transfer, assign, pledge, encumber or charge any right or benefit hereunder, then such right or benefit shall cease and terminate, and in such event, the Company may hold or apply the same or any part thereof for the benefit of the Optionee, the Optionee's spouse, children or other dependents, or any of them, in such manner and in such proportion as the Company may in its sole determination deem proper.
            4.   Termination of the Option.  The Option
shall terminate and may no longer be exercised on the first to occur of (a) the Option Termination Date or (b) the last date for exercising the Option following termination of employment as described in paragraph 5 below.
            5.   Termination of Employment.
                 (a)  Termination Other Than by Death or
Disability. Except as otherwise provided below, if the Optionee ceases to be an employee of the Company for any reason, except death or Disability (as defined in the Employment Agreement), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceases to be an employee, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee's employment terminated, but in any event no later than the Option Termination Date.

                 (b)  Termination by Death or Disability.
Except as otherwise provided below, if the Optionee's employment with the Company is terminated because of the death or Disability (as defined in the Employment Agreement) of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceases to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Termination Date.
                 (c)  Limitations on Exercise After
Termination. Except as provided in this paragraph 5 hereof, the Option shall terminate and may not be exercised if the Company finds or has found that the Optionee:
                      (i)  Willfully and deliberately
engaged in willful, deliberate or gross misconduct toward the Company;
                      (ii) Willfully violated the terms
of any confidentiality agreement or confidentiality obligation between the Optionee and the Company; or
                      (iii)     Has been terminated for
Cause (as defined in the Employment Agreement).
                 (d)  Leave of Absence.  For purposes
hereof, the Optionee's employment with the Company shall not be deemed to terminate if the Optionee takes any military leave, sick leave or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Company remains guaranteed by statute or contract.
            6. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock split, reverse stock split, recapitalization, combination, reclassification or like change in the capital structure of the Company. In the event a majority of the shares that are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.
            7. Rights as a Stockholder or Employee. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date, and except to the extent, of the issuance of a certificate or certificates for the shares for which the Option has been exercised. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee's employment in accordance with the terms and provisions of the Employment Agreement.
            8.   Notice of Sales Upon Disqualifying
Disposition.  The Optionee shall dispose of the Option
Shares only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the President of the Company if the Optionee disposes of any of the Option Shares within one
(1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such Option Shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all Option Shares in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing Option Shares requesting the transfer agent for the Company's shares of common stock to notify the Company of any such transfer(s) and may place stop orders with such transfer agent against the transfer of such shares. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence or otherwise.
            9.   Legends.  The Company may at any time
place legends referencing limitations contained in any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued upon the exercise of the Option or otherwise subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing Option Shares in the possession or under the control of the Optionee or any of his agents or representatives in order to carry out the provisions of this paragraph 9. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
               "THE SECURITIES EVIDENCED BY
THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED, AND MAY NOT BE
SOLD, TRANSFERRED, ASSIGNED OR
HYPOTHECATED UNLESS THERE IS AN
EFFECTIVE REGISTRATION STATEMENT
UNDER SUCH ACT COVERING SUCH
SECURITIES, THE SALE IS MADE IN
ACCORDANCE WITH RULE 144 OR RULE 701
UNDER THE ACT, OR THE COMPANY
RECEIVES AN

OPINION OF COUNSEL FOR
THE HOLDER OF THESE SECURITIES
REASONABLY SATISFACTORY TO THE
COMPANY, STATING THAT SUCH SALE,
TRANSFER, ASSIGNMENT OR
HYPOTHECATION IS EXEMPT FROM THE
REGISTRATION AND PROSPECTUS
DELIVERY REQUIREMENTS OF SUCH ACT."
            10.  Binding Effect.  This Option Agreement
shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.
            11.  Integrated Agreement.  This Option
Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations or warranties between the Optionee and the Company relating to the Option or otherwise with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.
            12.  Applicable Law.  This Option Agreement
shall be governed by, and interpreted in accordance with, the internal laws of the State of New York applicable to contracts executed and to be performed wholly within such State, without giving effect to the conflict or choice of laws provisions thereof.


                                ALPHA HOSPITALITY CORPORATION

By:                             By____________________________
                                Name:
                                Title:

             The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee further acknowledges and understands that the Option has not been issued or granted under or pursuant to any employee stock option plan and that the Option will not constitute an "incentive stock option" under Section 422(b) of the Internal Revenue Code of 1986, as amended. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations made in good faith by the Board of Directors of the Company upon or with respect to any questions arising under this Option Agreement.


Date:  __________________            OPTIONEE

                                     ______________________________

               EXHIBIT A



        OPTION EXERCISE NOTICE

[To Be Signed Only Upon Exercise Of The Option]


   To:ALPHA HOSPITALITY CORPORATION

The undersigned, the holder of the within Stock
Option Agreement, dated as of ________, 2001, hereby irrevocably elects to exercise the purchase right represented by the Option provided for therein for, and to purchase thereunder, _____________________________
(_________) shares of Common Stock of ALPHA
HOSPITALITY CORPORATION (such shares, the
"Shares") and herewith makes payment of
____________________________ dollars (at the rate of
$_________ per share) therefor, and requests that the certificate for the Shares be issued in the name of the undersigned and delivered to him at the following address:
__________
________________________________________________
______________________.

The undersigned represents that his
purchase of the Shares is made for his own account for investment and not with a view to or for sale or distribution thereof in a public offering, but subject to the disposition of the Shares being at all times within his control and without prejudice to his right at all times to sell or otherwise dispose of all or any part of the Shares in accordance with applicable law.


Dated:
                                 _________________________________________
                                 (Signature must conform in all respects to
                                  name of Holder as specified on face
                                  of the Stock Option Agreement)


                                 _________________________________________
                                 Address

                                 _________________________________________

                             EXHIBIT D

          TAG-ALONG AGREEMENT

               TAG-ALONG AGREEMENT (this
"Agreement"), dated as of __________, 2001, by and between BRYANSTON GROUP, INC. ("Bryanston"), a
________ corporation, and Watertone Holdings, LP
("Watertone"), a Delaware limited partnership.

         W I T N E S S E T H :

               WHEREAS, Alpha Hospitality
Corporation (the "Corporation") has entered into an Contribution Agreement (the "Contribution
Agreement"), dated as of August 9, 2001, with Watertone, providing, inter alia, for the formation of New York Gaming LLC (the "LLC"), a Georgia limited liability company, and, in connection therewith, issuance and contribution of certain shares of the Corporation's common stock (such shares, the "Acquired Shares") to the LLC; and

               WHEREAS, in conjunction with the
Contribution Agreement and the transactions contemplated thereby, Watertone has requested that Bryanston grant it and the LLC certain tag-along rights, and Bryanston is willing to grant certain tag-along rights as set forth herein;

               NOW THEREFORE, in consideration of
the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

               ARTICLE I

              DEFINITIONS

SECTION 1.01.                Definitions.  Capitalized
terms used herein and defined in the Contribution
Agreement are used herein with the respective meanings ascribed thereto in the Contribution
Agreement unless otherwise defined herein or the context otherwise requires.

              ARTICLE II

           TAG-ALONG RIGHTS

SECTION 2.01.                Grant of Tag-Along Rights.
Subject to the terms
and conditions provided herein,
Bryanston hereby agrees that, until the Outside Date (as hereinafter defined), it shall not sell or otherwise dispose of any of its shares of the common stock of the Corporation (the "Common Stock") unless it shall have given written notice (a "Proposed Sale Notice") to Watertone setting forth (a) the terms and conditions of the proposed sale or other disposition of shares of Common Stock by Bryanston, (b) the number of shares of Common Stock that Bryanston intends to sell or otherwise dispose of in connection with such proposed sale or other disposition and (c) the date, time and location of the proposed closing of such sale or other disposition. Each Proposed Sale Notice shall be given to Watertone at least ten (10) business days prior to the date scheduled for the closing of the proposed sale or other disposition referred to therein. In addition, Bryanston shall not consummate any sale or other disposition of shares of Common Stock referred to in any Proposed Sale Notice unless at the closing thereof
(on the date, and at the time and location, of such closing as set forth in such Proposed Sale Notice)
Bryanston shall have arranged for Watertone and/or the LLC to be provided with, or Watertone and/or the LLC shall otherwise have, an opportunity to sell or otherwise dispose of (whether such is accomplished by Bryanston reducing the number of shares of Common
Stock it proposes to sell or otherwise dispose of at such closing or the purchaser or other assignee of such shares of Common Stock agrees to increase the number of shares of Common Stock it is willing to purchase or otherwise acquire at such closing) a number of Transfer Shares equal to the lesser of (i) the product of the Applicable Fraction (as hereinafter defined) times the aggregate number of the Transfer Shares that are then owned of record by Watertone and/or the LLC and that have not been (or the offer and sale of which have not been) registered under Securities Act, or (ii) the number of Transfer Shares that Watertone, in a written notice received by Bryanston at least two (2) business days prior to the scheduled closing as set forth in such Proposed Sale Notice, has indicated that it or the LLC desires to sell or otherwise dispose of on the terms and conditions set forth in such Proposed Sale Notice;
provided, however, that, if for any reason whatsoever, Watertone or the LLC declines, refuses or otherwise fails to sell or otherwise dispose of any of the shares of Common Stock at such closing that it would have been entitled to sell or otherwise dispose of at such closing, Bryanston shall be entitled to sell or otherwise dispose of at such closing such number of shares of Common
Stock, in addition to the number of shares of Common
Stock that it could have sold or otherwise disposed of at such closing had Watertone and/or the LLC not declined, refused or otherwise failed to sell or otherwise dispose of any shares of Common Stock at such closing.
As used herein, the "Outside Date" means the earlier to occur of (a) the third (3rd) anniversary of the date of this Agreement or (b) the date as of which the offer and sale of the Transfer Shares have been registered under the Securities Act and the "Applicable Fraction" means, as of any time, a fraction, the numerator of which is the number of shares of Common Stock that Bryanston has indicated that it proposes to sell or otherwise dispose of as set forth in the relevant Proposed Sale Notice and the denominator of which is the total number of shares of
Common Stock then owned beneficially or of record by Bryanston or any of its Affiliates (which, for these purposes, shall be deemed to include all shares of Common Stock issuable upon the conversion of any securities convertible into or exchangeable for shares of Common Stock).

 SECTION 2.02.               Exclusions from Tag-Along
Rights. Notwithstanding anything contained herein to the contrary, the requirements set forth in Section 2.01 above shall not extend or apply to any of the following:
(a) any sale or other disposition of any shares of Common Stock to any officer, director, employee, consultant, agent or other representative of Bryanston or any Affiliate thereof (which, for purposes of this Agreement, shall include Alpha and its Affiliates); (b) any sale or other disposition of any shares of Common
Stock pursuant to, or as a consequence of, any pledge of such shares (or any similar arrangement) to secure any loan or other obligation, provided such loan or other obligation was obtained from or owed to an un-affiliated third party; (c) any transfer or assignment of any shares of Common Stock in consideration for services rendered to Bryanston or any of its Affiliates;
or (d) any sale or other disposition of any shares of Common Stock unless the number of shares of Common Stock being sold or otherwise disposed of, when aggregated with the number of shares of Common
Stock that have been sold or otherwise disposed of by Bryanston during the immediately preceding ninety
(90) days (exclusive of any sale or other disposition referred to in any of the preceding clauses (i) through
(iii)) would exceed ___________ [number to be inserted equal to 3.75% of the number of shares of Common
Stock, determined on a fully-converted basis, currently owned by Bryanston], which number shall be subject to appropriate adjustment on account of any stock split or similar event.

              ARTICLE III

             MISCELLANEOUS

SECTION 3.01.                 Expenses.  Each
party to this Agreement will bear all of its own expenses in connection with the preparation and negotiation of this Agreement and the consummation and performance of its obligations hereunder.

SECTION 3.02.                 Notices.  All notices,
demands, requests, consents, approvals or other communications (collectively, "Notices") required to be given hereunder shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid, or delivered by reputable overnight air courier service with charges prepaid, or transmitted by facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice given in accordance with this Section 3.02:

               (A) if to Bryanston, to:
                                   Bryanston Group, Inc.
                                   1886 Route 52
                                   Hopewell Junction, N.Y  [Zip]
                                   Attention: _____________
                                   Facsimile No.: ___________

               with a copy thereof (which shall not
constitute notice) simultaneously and similarly sent to:
                                   Parker Duryee Rosoff & Haft
                                   529 Fifth Avenue
                                   New York, New York 10017
                                   Attention: Herbert F. Kozlov, Esq.
                                   Facsimile No.: (212) 972-9487

               (B) if to Watertone, to:
                                   Watertone Holdings, LP
                                   Scott Kaniewski
                                   2412 Central Park Avenue
                                   Evanston, IL 60201
                                   Facsimile
                                   No.: (847)328-4032

                      with a copy thereof (which shall not
constitute notice) simultaneously and similarly sent to:
                                   Stites & Harbison
                                   Attn: William W. Hopson
                                   3350 Riverwood Pkwy, Suite 1700
                                   Atlanta, GA 30339
                                   Facsimile No.: (770)850-7070

Any Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile with receipt confirmed. Any Notice otherwise sent as provided herein shall be deemed given on the third (3rd) Business Day following the date mailed or on the next Business Day following delivery of such notice to a reputable overnight air courier service.

SECTION 3.03.                Entire Agreement.  This
Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.

SECTION 3.04.                Amendment and
Waiver.  This Agreement may
not be amended, modified or waived except by a writing executed by the party against which such amendment, modification or waiver is sought to been enforced.
Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligation or act shall be deemed a waiver or extension of the time for performance of any other obligation or act.

SECTION 3.05.                Assignment; No Third
Party Beneficiaries. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by either Bryanston, on the one hand, or Watertone, on the other hand, without the prior written consent of the other party hereto. Except as provided in the preceding sentence, any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other party hereto shall be void and of no effect. This
Agreement and the provisions hereof shall be binding upon and enforceable against the parties and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties and their respective successors and permitted assigns. This
Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

SECTION 3.06.                Severability.  The terms and
provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

SECTION 3.07.                Further Assurances.  Each
party hereto, upon the request of the other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out, effectuate and/or evidence or memorialize the transactions contemplated by this Agreement.

SECTION 3.08.                Titles and Headings;
Interpretation. Titles, captions and headings of the Articles and Sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.
Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural and vice versa, and the neuter, masculine and feminine gender of any pronoun or possessive shall include all other genders. Unless otherwise provided herein, references herein to any Section or Article are references to the corresponding
Section or Article of this Agreement.  Use of the terms
"herein," "hereof" or "hereunder" or similar terms shall refer to this Agreement as a whole and not to any particular Article, Section or other provision of this Agreement.

SECTION 3.09.                GOVERNING LAW and
JURY WAIVER.  THIS AGREEMENT SHALL BE
GOVERNED BY, INTERPRETED UNDER, AND
CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS OF THE STATE OF NEW YORK
APPLICABLE TO AGREEMENTS MADE AND TO
BE PERFORMED WHOLLY WITHIN SUCH STATE,
WITHOUT GIVING EFFECT TO PRINCIPLES OF
CONFLICTS OF LAWS THEREOF.  Each of the
parties hereto expressly waives its right to a jury trial with respect to any suit, litigation or other judicial proceeding REGARDING this
Agreement or any dispute hereunder or relating hereto. Each of the parties hereto agrees that any dispute under or with respect to this Agreement shall be determined before the state or federal courts situated in the City, County and State of New York, which courts shall have exclusive jurisdiction over and with respect to any such dispute, and each of the parties hereto hereby irrevocably submits to the jurisdiction of such courts. Each party hereby agrees not to raise any defense or objection, under the theory of forum non conviens or otherwise, with respect to the jurisdiction of any such court.

SECTION 3.10.                Counterparts.  This
Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto
have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

BRYANSTON GROUP, INC.                    WATERTONE HOLDINGS, LP
                                         By: BKB, LLC,
                                         Its General Partner
By:
Name:
Title:                                  By:
                                        Name: Robert A. Berman
                                        Title: Managing Member

                                        Exhibit 10(b)

 AMENDMENT AND SUPPLEMENT TO
        CONTRIBUTION AGREEMENT

     This AMENDMENT AND SUPPLEMENT TO
CONTRIBUTION AGREEMENT ("Amendment") shall amend and supplement that certain Contribution
Agreement (the "Contribution Agreement"), dated as of
August 10, 2001, by and between Alpha Hospitality
Corporation ("Alpha") and Watertone Holdings, LP
("Watertone"). Capitalized terms used herein and defined in the Contribution Agreement are used herein with the same respective meanings as ascribed thereto in the Contribution Agreement unless otherwise defined herein.

     NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby amend and supplement the Contribution Agreement as follows:

1. Existing clause (ix) of Section 2.02(C) of the Contribution Agreement is hereby deleted in its entirety and the following shall be inserted in its place:

"(ix)   All of the issued and outstanding
shares of Alpha's Series B and C Preferred
Stock shall have been converted into shares of Alpha's common stock, and all of the accrued but unpaid dividends payable with respect to Alpha's Series B and C Preferred Stock shall have been converted into, or otherwise been discharged or satisfied by the issuance of, shares of Alpha's common stock; and"

2. Notwithstanding anything contained in the Contribution Agreement to the contrary, (A) the number of shares of Alpha's common stock comprising or constituting the Transfer Shares shall be adjusted to an amount that is equal to twenty-three and one-tenth percent (23.1%) of the Total Amount, which shall be defined as the number of shares of Alpha's common stock currently outstanding plus the aggregate number of shares of Alpha's common stock issued after the date hereof and prior to the Closing as contemplated by clause (ix) of Section 2.02(C) of the Contribution Agreement; (B) the number of shares of Alpha's common stock with respect to which each of the Employees is to be issued an option as contemplated by

 Section 6 of his respective Employment Agreement shall be adjusted to an amount that is equal to six and eight-tenths percent (6.8%) of the Total Amount; and (C) the exercise price per share of the Option Shares shall be adjusted to an amount that is equal to ninety-one million, six hundred thousand and no/100 dollars ($91,600,000.00) divided by the Total Amount.

3.   Schedule 3.02 attached to the Contribution
Agreement shall be deemed amended to reflect that there is currently outstanding $1,750,000 of Alpha's Series D
Preferred Stock, which (without taking into consideration any accrued but unpaid dividends thereon) upon conversion at an assumed Closing Price of $8.10 would result in the issuance of 216,049 shares of Alpha's common stock.

4. Except as amended or supplemented by this Amendment, the Contribution Agreement shall remain in full force and effect, and as amended and supplemented hereby, the Contribution Agreement is hereby reaffirmed by each of the undersigned.

IN WITNESS WHEREOF, each of the Parties
hereto has caused this Amendment to be executed on its respective behalf by the undersigned, thereunto duly authorized, as of the date set forth below.

Dated:  Effective as of August 10, 2001

ALPHA HOSPITALITY CORPORATION             WATERTONE HOLDINGS, LP
                                          By: BKB, LLC,
                                          Its General Partner
By:      /s/ Thomas W. Aro
Name:  Thomas W. Aro
Title:  Vice President and Secretary      By:  /s/ Scott A. Kaniewski
                                          Name:  Scott A. Kaniewski
                                          Title:  Member/Manager